                                                                   EXHIBIT 10.1


                          LOAN AND SECURITY AGREEMENT

                                  by and among

                   KIRKLAND'S STORES, INC., KIRKLAND'S INC.,

                                      and

                              kirklands.com, inc.

                                  as Borrowers

                                      and


                   CONGRESS FINANCIAL CORPORATION (SOUTHERN),
                                    as Agent

                                      and

           THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME,
                                   as Lenders




                              Dated: May 22, 2002



                               TABLE OF CONTENTS

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
SECTION 1.           DEFINITIONS..................................................................................1


SECTION 2.           CREDIT FACILITIES............................................................................22

   2.1.     Revolving Loans.......................................................................................22
   2.2.     Reserved..............................................................................................23
   2.3.     Term Loan.............................................................................................23
   2.4.     Commitments...........................................................................................24
   2.5.     Reserves..............................................................................................24
   2.6.     Overadvance Facility..................................................................................25

SECTION 3.           INTEREST AND FEES............................................................................26

   3.1.     Interest..............................................................................................26
   3.2.     Fees..................................................................................................28
   3.3.     Changes in Laws and Increased Costs of Loans..........................................................28

SECTION 4.           CONDITIONS PRECEDENT.........................................................................29

   4.1.     Conditions Precedent to Initial Loans.................................................................29
   4.2.     Conditions Precedent to All Loans.....................................................................31

SECTION 5.           GRANT AND PERFECTION OF SECURITY INTEREST....................................................32

   5.1.     Grant of Security Interest............................................................................32
   5.2.     Perfection of Security Interests......................................................................33

SECTION 6.           COLLECTION AND ADMINISTRATION................................................................37

   6.1.     Borrowers' Loan Accounts..............................................................................37
   6.2.     Statements............................................................................................37
   6.3.     Collection of Accounts................................................................................37
   6.4.     Payments..............................................................................................37
   6.5.     Authorization to Make Loans...........................................................................38
   6.6.     Use of Proceeds.......................................................................................39
   6.7.     Pro Rata Treatment....................................................................................40
   6.8.     Sharing of Payments, Etc..............................................................................40
   6.9.     Settlement Procedures.................................................................................40
   6.10.    Obligations Several; Independent Nature of Lenders' Rights............................................41
   6.11.    Agent's Allocation of Payments and Collections........................................................43
   6.12.    Borrowers' Representative.............................................................................45
   6.13.    Nature and Extent of Each Borrower's Liability........................................................46

SECTION 7.           COLLATERAL REPORTING AND COVENANTS...........................................................47

   7.1.     Collateral Reporting..................................................................................47
   7.2.     Accounts Covenants....................................................................................48
   7.3.     Inventory Covenants...................................................................................50
   7.4.     [Reserved]............................................................................................51
   7.5.     Power of Attorney.....................................................................................51
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   7.6.     Right to Cure.........................................................................................52
   7.7.     Access to Premises....................................................................................52
   7.8.     Sales Taxes...........................................................................................52

SECTION 8.           REPRESENTATIONS AND WARRANTIES...............................................................52

   8.1.     Corporate Existence, Power and Authority..............................................................52
   8.2.     Name; State of Organization; Chief Executive Office; Collateral Locations.............................53
   8.3.     Financial Statements; No Material Adverse Change......................................................53
   8.4.     Priority of Liens; Title to Properties................................................................53
   8.5.     Tax Returns...........................................................................................54
   8.6.     Litigation............................................................................................54
   8.7.     Compliance with Other Agreements and Applicable Laws..................................................55
   8.8.     Environmental Compliance..............................................................................55
   8.9.     Employee Benefits.....................................................................................56
   8.10.    Bank Accounts.........................................................................................56
   8.11.    Intellectual Property.................................................................................57
   8.12.    Subsidiaries; Affiliates; Capitalization; Solvency....................................................57
   8.13.    Labor Disputes........................................................................................58
   8.14.    Restrictions on Subsidiaries..........................................................................58
   8.15.    Material Contracts....................................................................................58
   8.16.    Payable Practices.....................................................................................58
   8.17.    Accuracy and Completeness of Information..............................................................59
   8.18.    Credit Card Agreements................................................................................59
   8.19.    Survival of Warranties; Cumulative....................................................................59

SECTION 9.           AFFIRMATIVE AND NEGATIVE COVENANTS...........................................................59

   9.1.     Maintenance of Existence..............................................................................59
   9.2.     New Collateral Locations..............................................................................59
   9.3.     Compliance with Laws, Regulations, Etc................................................................60
   9.4.     Payment of Taxes and Claims...........................................................................61
   9.5.     Insurance.............................................................................................61
   9.6.     Financial Statements and Other Information............................................................61
   9.7.     Sale of Assets, Consolidation, Merger, Dissolution, Etc...............................................63
   9.8.     Encumbrances..........................................................................................64
   9.9.     Indebtedness..........................................................................................65
   9.10.    Loans, Investments, Etc...............................................................................67
   9.11.    Dividends and Redemptions.............................................................................68
   9.12.    Transactions with Affiliates..........................................................................68
   9.13.    Compliance with ERISA.................................................................................68
   9.14.    End of Fiscal Years; Fiscal Quarters..................................................................69
   9.15.    Change in Business....................................................................................70
   9.16.    Limitation of Restrictions Affecting Subsidiaries.....................................................70
   9.17.    Consolidated Senior Debt/EBITDA Ratio.................................................................70
   9.18.    [Reserved]............................................................................................70
   9.19.    Consolidated EBITDA Less Capital Expenditures.........................................................71
   9.20.    Credit Card Agreements................................................................................71
   9.21.    License Agreements....................................................................................72
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
   9.22.    After Acquired Real Property.......................................................................... 73
   9.23.    Costs and Expenses.................................................................................... 74
   9.24.    Collateral Access Agreements.......................................................................... 74
   9.25.    Survey and Title Insurance Endorsements............................................................... 74
   9.26.    Executive Employment Agreements....................................................................... 75
   9.27.    Further Assurances.................................................................................... 75

SECTION 10.          EVENTS OF DEFAULT AND REMEDIES............................................................... 75

   10.1.    Events of Default..................................................................................... 75
   10.2.    Remedies.............................................................................................. 78

SECTION 11.          JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW................................. 82

   11.1.    Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver................................. 82
   11.2.    Waiver of Notices..................................................................................... 83
   11.3.    Amendments and Waivers................................................................................ 84
   11.4.    Waiver of Counterclaims............................................................................... 86
   11.5.    Indemnification....................................................................................... 86

SECTION 12.          THE AGENT.................................................................................... 86

   12.1.    Appointment, Powers and Immunities.................................................................... 86
   12.2.    Reliance by Agent..................................................................................... 87
   12.3.    Events of Default..................................................................................... 87
   12.4.    Congress in its Individual Capacity................................................................... 88
   12.5.    Indemnification....................................................................................... 88
   12.6.    Non-Reliance on Agent and Other Lenders............................................................... 89
   12.7.    Failure to Act........................................................................................ 89
   12.8.    Additional Loans...................................................................................... 89
   12.9.    Concerning the Collateral and the Related Financing Agreements........................................ 90
   12.10.   Field Audit, Examination Reports and other Information; Disclaimer by Lenders......................... 91
   12.11.   Collateral Matters.................................................................................... 92
   12.12.   Agency for Perfection................................................................................. 92
   12.13.   Successor Agent....................................................................................... 92

SECTION 13.          TERM OF AGREEMENT; MISCELLANEOUS............................................................. 92

   13.1.    Term.................................................................................................. 92
   13.2.    Interpretative Provisions............................................................................. 92
   13.3.    Notices............................................................................................... 94
   13.4.    Partial Invalidity.................................................................................... 95
   13.5.    Confidentiality....................................................................................... 95
   13.6.    Successors............................................................................................ 96
   13.7.    Assignments; Participations........................................................................... 97
   13.8.    Entire Agreement...................................................................................... 97
   13.9.    Counterparts, Etc.....................................................................................100

                                    INDEX TO
                             EXHIBITS AND SCHEDULES

Exhibit A                  Form of Assignment and Acceptance

Exhibit B                  Information Certificate

Exhibit C                  Form of Compliance Certificate

Schedule 1.37              Existing Lenders

Schedule 1.38              Existing Letters of Credit

Schedule 8.10              Deposit Accounts

Schedule 8.18              Credit Card Agreements

                          LOAN AND SECURITY AGREEMENT

         This Loan and Security Agreement dated May ___, 2002 (this "Agreement") is entered into by and among KIRKLAND'S STORES, INC., a Tennessee corporation ("Kirkland's"), KIRKLAND'S, INC., a Tennessee corporation ("Parent"), and kirklands.com, inc., a Tennessee corporation ("kirklands.com;" Kirkland's, Parent and kirklands.com being referred to collectively as "Borrowers," and individually as a "Borrower"), the financial institutions from time to time parties hereto as lenders, whether by execution of this Agreement or an Assignment and Acceptance (each individually, a "Lender" and collectively, "Lenders") and CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as agent for Lenders (together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         Each Borrower has requested that Lenders enter into certain financing arrangements with Borrowers, pursuant to which Lenders may make loans and provide other financial accommodations to Borrowers, which shall be used by Borrowers to finance their mutual and collective enterprise of retail sales of decorative home accessories and gifts. In order to utilize the financial powers of each Borrower in the most efficient and economical manner, and in order to facilitate the financing of each Borrower's needs, Lenders will, at the request of any Borrower, make loans to all Borrowers under the term loan and revolving credit facility on a combined basis and in accordance with the provisions hereinafter set forth. Borrowers' business is a mutual and collective enterprise, and Borrowers believe that the consolidation of all term and revolving credit loans under this Agreement will enhance the aggregate borrowing powers of each Borrower and ease the administration of their term and revolving credit loan relationship with Lenders, all to the mutual advantage of Borrowers. Lenders' willingness to extend credit to Borrowers and to administer each Borrower's collateral security therefor, on a combined basis as more fully set forth in this Agreement, is done solely as an accommodation to Borrowers and at Borrowers' request in furtherance of Borrowers' mutual and collective enterprise.

         Each Lender is willing to agree (severally and not jointly) to make such loans and provide such financial accommodations to Borrowers on a pro rata basis according to its Commitment (as defined below) on the terms and conditions set forth herein and Agent is willing to act as agent for Lenders on the terms and conditions set forth herein and in the other Financing Agreements.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS

         For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

         "Ableco" shall mean Ableco Finance LLC, a Delaware limited liability company.

         "Accounts" shall mean, all present and future rights of a Borrower to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of,
(b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with the card.

         "Adjusted Eurodollar Rate" shall mean, for any day during the term hereof, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) determined by dividing (a) the Eurodollar Rate by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

         "Affiliate" shall mean, with respect to a specified Person, any other Person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds five (5%) percent or more of any class of Voting Stock of such Person or other equity interests in such Person, (b) any Person of which such Person beneficially owns or holds five (5%) percent or more of any class of Voting Stock or in which such Person beneficially owns or holds five (5%) percent or more of the equity interests and (c) any director or executive officer of such Person. For the purposes of this definition, the term "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise.

         "Agent" shall mean Congress Financial Corporation (Southern), in its capacity as agent on behalf of Lenders pursuant to the terms hereof and any replacement or successor agent hereunder.

         "Agent Payment Account" shall mean account no. 53286051 of Agent at Fleet National Bank or such other account of Agent as Agent may from time to time designate to Borrowers as the Agent Payment Account for purposes of this Agreement and the other Financing Agreements.

         "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Financing Agreement in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

         "Assignment and Acceptance" shall mean an (i) Assignment and Acceptance substantially in the form of EXHIBIT A attached hereto (with blanks appropriately completed) delivered to Agent in connection with an assignment of a Lender's interest hereunder (other than Term Lender) to an Eligible Transferee in accordance with the provisions of SECTION 13.7 hereof, and (ii) with respect to Term Lender, the Term Loan Assignment.

         "Bankruptcy Code" shall mean title 11 of the United States Code.

         "Blocked Accounts" shall have the meaning set forth in SECTION 6.3 hereof.

         "Borrower Agent" shall mean Kirkland's Stores, Inc.

         "Borrowing Base" shall mean, at any time, the amount equal to:

                           (a)      the lesser of:

                                    (i)      the amount equal to: (A) for the
period from January 1 through June 30 of each calendar year, the lesser of: (x) sixty-two and one-half percent (62.5%) multiplied by the Cost of the Eligible Inventory or (y) ninety percent (90%) percent of the Net Recovery Percentage of the Inventory multiplied by the Cost of the Eligible Inventory, and (B) for the period from July 1 through December 31 of each calendar year, the lesser of:
(x) seventy-two and one-half percent (72.5%) multiplied by the Cost of the Eligible Inventory or (y) ninety percent (90%) of the Net Recovery Percentage of the Inventory multiplied by the Cost of the Eligible Inventory; or

                                    (ii)     the Revolving Loan Limit;

                                     minus

                           (b)      any and all Reserves.

         "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of Georgia, the State of New York, or the State of North Carolina, and a day on which Agent is open for the transaction of business, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

         "Business Interruption Insurance Assignments" shall mean the Collateral Assignments of Business Interruption Insurance to be executed by each Borrower on the date hereof in favor of Agent, for the benefit of Agent and Lenders, as security for the payment of the Obligations.

         "Capital Leases" shall mean, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee which in accordance with GAAP, is required to be reflected as a liability on the balance sheet of such Person.

         "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or partnership, limited liability company or other equity interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

         "Cash Equivalents" shall mean, at any time, (a) any evidence of Indebtedness with a maturity date of ninety (90) days or less issued or directly and fully guaranteed or insured by the United States of America of any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) certificates of deposit or bankers' acceptances with a maturity of ninety (90) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) commercial paper (including variable rate demand notes) with a maturity of ninety (90) days or less issued by a corporation (except an Affiliate of a Borrower) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. or at least P-1 by Moody's Investors Service, Inc.; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than $250,000,000; (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within ninety (90) days or less from the date of acquisition; provided, that, the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985; and (f) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through (e) above.

         "Cash Management Agreement" shall mean any agreement entered into from time to time between any Borrower or any of its Subsidiaries, on the one hand, and Wachovia or any of its Affiliates, on the other, in connection with cash management services for operating, collections, payroll and trust accounts of such Borrower or its Subsidiaries provided by such banking or financial institution, including automatic clearinghouse services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services.

         "Change of Control" shall mean (a) the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of a Borrower or any other Obligor to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than the transfer of stock of Parent in connection with an initial public offering of Parent; (b) the liquidation or dissolution of a Borrower or any other Obligor or the adoption of a plan by the stockholders of a Borrower or any other Obligor relating to the dissolution or liquidation of such Borrower or any other such Obligor; or
(c) the failure by Parent to own one hundred percent (100%) of the Voting Stock of either of Kirkland's or Kirklands.com.

         "Closing Date" shall mean the date on which all of the conditions precedent in SECTION 4 of this Agreement are satisfied (or waived by Agent in its sole and absolute discretion) and the initial Loans are made under this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         "Collateral" shall have the meaning set forth in SECTION 5 hereof.

         "Collateral Access Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, from any lessor of premises to a Borrower, or any other Person to whom any Collateral is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of and Lien of Agent in such Collateral, agrees to waive or subordinate any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Agent access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise Agent's rights and remedies and otherwise deal with such Collateral and in the case of any consignee or other Person who at any time has custody, control or possession of any Collateral, acknowledges that it holds and will hold possession of the Collateral for the benefit of Agent and Lenders and agrees to follow all instructions of Agent with respect thereto.

         "Commitment" shall mean, at any time, as to each Lender, the principal amount set forth below such Lender's signature on the signatures pages hereto designated as the Commitment or on SCHEDULE 1 to the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as "Commitments".

         "Congress" shall mean Congress Financial Corporation (Southern), a Georgia corporation, in its individual capacity, and its successors and assigns.

         "Consolidated" shall mean the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

         "Consolidated EBITDA" shall mean, for any fiscal period of Borrowers, on a Consolidated basis, Borrowers' and their Consolidated Subsidiaries' (i) income (or loss) before interest and taxes (excluding therefrom (to the extent otherwise included therein) any gains or losses, together with any related provisions for taxes, realized upon any sale of assets other than in the ordinary course of business) plus (ii) to the extent deducted in determining such income (or loss), depreciation, amortization, any non-cash extraordinary expenses or non-cash charges, any extraordinary expenses directly related to the proposed initial public offering of Parent's Capital Stock if Parent is not able to successfully consummate such initial public offering, so long as the aggregate amount of such extraordinary expenses does not exceed $1,000,000, any applicable non-cash restructuring charge-offs, and write-down of goodwill and intangibles and other non-cash charges.

         "Consolidated Senior Debt" shall mean, as to Borrowers, on a Consolidated basis, on any date, an amount equal to the principal balance of the Term Loan and the Revolving Loans outstanding on the applicable date of determination.

         "Consolidated Senior Debt/EBITDA Ratio" shall mean, at any date of determination, the ratio of Consolidated Senior Debt as of the last day of the most recently ended fiscal quarter of Borrowers to Consolidated EBITDA for the four (4) fiscal quarters ended on such date.

         "Consolidated Subsidiaries" shall mean, as to a Borrower, those Subsidiaries of such Borrower whose accounts are at the time in question, in accordance with GAAP (and, with respect to any Subsidiaries created, to the extent permitted by this Agreement, after the date hereof, pursuant to the written consent of Agent, which consent may be withheld in Agent's absolute discretion and which may be conditioned upon, inter alia, the execution and delivery of guaranties, security agreements, mortgages and other documents required by Agent in its absolute discretion), consolidated with those of such Borrower.

         "Cost" shall mean, as determined by Agent in good faith, with respect to Inventory as of any date, the lower of (a) the cost of such Inventory as of such date, determined on the weighted average cost basis in accordance with GAAP or (b) market value.

         "Credit Card Agreements" shall mean all agreements now or hereafter entered into by any Borrower with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, including the agreements set forth on SCHEDULE 8.18 hereto.

         "Credit Card Issuer" shall mean any Person (other than Borrowers) who issues or whose members issue credit cards, including MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including credit or debit cards issued by or through American Express Travel Related Services Company, Inc. and Novus Services, Inc.

         "Credit Card Processor" shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower's sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

         "Credit Facility" shall mean the Loans provided to or for the benefit of Borrowers pursuant to SECTIONS 2.1 and 2.3 hereof.

         "Debt for Money Borrowed" shall mean, as applied to any Person, (i) Indebtedness arising from the lending of money by any other Person to such Person (whether interest-bearing or not); (ii) Indebtedness, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for property; (iii) Indebtedness under a Capital Lease; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Indebtedness of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iv) hereof, if owed directly by such Person.

         "Default" shall mean an act, condition or event which with notice or passage of time or both would constitute an Event of Default.

         "Defaulting Lender" shall have the meaning set forth in SECTION 6.9 hereof.

         "Deposit Account Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among Agent, a Borrower or other Obligor with a deposit account at any bank and the bank at which such deposit account is at any time maintained which provides that such bank will comply with instructions originated by Agent directing disposition of the funds in the deposit account without further consent by such Borrower or such Obligor and such other terms and conditions as Agent may require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in the Blocked Accounts are the property of Agent, and that the bank has no Lien upon, or right to setoff against, the Blocked Accounts, or the items received for deposit therein, or the funds from time to time on deposit therein.

         "Discretionary Overadvance" shall mean any Loan made by a Lender under the Overadvance Facility described in SECTION 2.6 hereof.

         "Domestic Subsidiary" shall mean a Subsidiary of a Borrower (other than a Subsidiary that is a Borrower) that is incorporated under the laws of a state of the United States.

         "Early Termination Fee" shall mean the meaning set forth in SECTION
13.1 hereof.

         "Eligible Inventory" shall mean, Inventory (after giving effect to the Borrowers' inventory shrinkage reserve as shown on Borrowers' weekly inventory report delivered in accordance with SECTION 7.1(a)(iii) consisting of finished goods held for resale in the ordinary course of the business of a Borrower, which are acceptable to Agent based on the criteria set forth below. In general, Eligible Inventory shall not include (a) packaging and shipping materials; (b) supplies used or consumed in a Borrower's business; (c)
Inventory at premises other than those owned and controlled by a Borrower unless such location is a leased location and such Borrower has provided a written certificate to Agent that such Borrower is current in the payment of its rent with respect to such location; (d) Inventory subject to a Lien in favor of any Person other than Agent except those permitted in this Agreement (but without limiting the right of Agent to establish any Reserves with respect to amounts secured by such Lien in favor of any Person even if permitted herein); (e) bill and hold goods; (f) obsolete Inventory, or Slow-Moving Inventory, to the extent that (i) the aggregate value of Slow-Moving Inventory (as reported on Borrowers' inventory aging report delivered in accordance with SECTION 7.1(a)(ii) hereof) minus (ii) Borrowers' obsolescence reserve (as reported on Borrowers' inventory report delivered in accordance with SECTION 7.1(a)(iii) hereof) exceeds the product of
(A) the aggregate value of all of Borrowers' Inventory (as so reported) multiplied by (B) three percent (3%); (g) Inventory which is not subject to the first priority, valid and perfected security interest and Lien of Agent; (h) returned, damaged and/or defective Inventory; (i) Inventory purchased or sold on consignment; (j) Inventory located outside the United States of America or Inventory in transit (unless such Inventory in transit is otherwise deemed to be Eligible Inventory by Agent in its sole discretion at such time); (k) Inventory that is to be returned to vendors; (l) lay-away Inventory; and (m) Inventory subject to deposits made by customers for sales of Inventory that has not been delivered. The criteria for Eligible Inventory set forth above may only be changed and any new criteria for Eligible Inventory may only be established by Agent in good faith based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Agent has no written notice thereof from a Borrower prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Inventory in the good faith determination of Agent. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

         "Eligible Transferee" shall mean (a) any Lender; (b) the parent company of any Lender and/or any Affiliate of such Lender which is at least fifty (50%) percent owned by such Lender or its parent company; (c) any Person (whether a corporation, partnership, trust or otherwise) that is engaged in the business of making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or with respect to any Lender that is a fund or similar investment vehicle which invests in commercial loans and similar extensions of credit, any other fund or similar investment vehicle that invests in commercial loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor; and (d) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D under the Securities Act of 1933) approved by Agent (and so long as no Event of Default exists, approved by Borrower Agent also, but such consent not to be unreasonably withheld, conditioned or delayed); provided, that, (i) neither any Borrower nor any other Obligor or any Affiliate of any Borrower or any other Obligor shall qualify as an Eligible Transferee and (ii) no Person to whom any Indebtedness which is in any way subordinated in right of payment to any other Indebtedness of any Borrower or any other Obligor shall qualify as an Eligible Transferee, except as Agent may otherwise specifically agree.

         "Enforcement Action" shall mean the exercise by Agent, on behalf of Lenders, in good faith of any of its material enforcement rights and remedies under the Financing Agreements, Applicable Law or otherwise at any time on and after the occurrence and during the continuance of an Event of Default, including the commencement of any action to foreclose on the security interests or Liens of Agent, on behalf of Lenders, in all or any material portion of the Collateral, notification of account debtors to make payments to Agent, any action to take possession of all or any material portion of the Collateral or commencement of any legal proceedings or actions against or with respect to all or any portion of the Collateral.

         "Environmental Indemnity Agreement" shall mean the Agreement Regarding Environmental Matters to be executed by Borrowers on the Closing Date in favor of Agent and Lenders.

         "Environmental Laws" shall mean all foreign, Federal, State and local laws (including common law), legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between any Borrower and any Governmental Authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (a) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term "Environmental Laws" includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974, (ii) applicable state counterparts to such laws and
(iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.

         "Equipment" shall mean all of a Borrower's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

         "Equity Documents" shall mean the Amended and Restated Charter of Kirkland's, Inc., as filed with the Secretary of State of the State of Tennessee and effective August 8, 2000, the Shareholders Agreement among Kirkland Holdings L.L.C., Parent, affiliates of Parent, Capital Resource Lenders II, L.P., Allied Capital Corporation, Allied Capital Corporation II, The Marlborough Capital Investment Fund, L.P., Capital Trust Investments, Ltd., Carl Kirkland, Robert Kirkland, Bruce Moore and Robert Alderson, as amended by the First Amendment to Shareholders Agreement dated December 31, 1999, and the Registration Rights Agreement among Kirkland Holdings L.L.C., Parent, affiliates of Parent, Capital Resource Lenders II, L.P., Allied Capital Corporation, Allied Capital Corporation II, The Marlborough Capital Investment Fund, L.P., Capital Trust Investments, Ltd., Carl Kirkland, Robert Kirkland, Bruce Moore and Robert Alderson, as amended by the First Amendment to Registration Rights Agreement dated December 31, 1999.

         "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, together with all rules, regulations and interpretations thereunder or related thereto.

         "ERISA Affiliate" shall mean any person required to be aggregated with a Borrower or any of its Subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

         "ERISA Event" shall mean (a) any "reportable event", as defined in
Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Plan subject to Title IV of ERISA; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412 of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the occurrence of a "prohibited transaction" with respect to which any Borrower or any other Obligor, or any of its or their respective Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which any Borrower, any other Obligor or any of its or their respective Subsidiaries could otherwise be liable; (f) a complete or partial withdrawal by any Borrower, any other Obligor or any ERISA Affiliate from a Multiemployer Plan or a cessation of operations which is treated as such a withdrawal or notification that a Multiemployer Plan is in reorganization;
(g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the Pension Benefit Guaranty Corporation to terminate a Plan; (h) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (i) the imposition of any liability under Title IV of ERISA, other than the Pension Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower, any other Obligor or any ERISA Affiliate in excess of $200,000, and (j) any other event or condition with respect to a Plan including any Plan subject to Title IV of ERISA maintained, or contributed to, by any ERISA Affiliate that could reasonably be expected to result in liability of any Borrower in excess of $200,000.

         "Eurodollar Rate" shall mean the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of United States dollars for a two (2) month period in the London interbank market (or other Eurodollar Rate market selected by Borrowers and approved by Agent) on or about 9:00 a.m. (New York time) in amounts substantially equal to the principal amount of the Eurodollar Rate Loans.

         "Eurodollar Rate Election" shall have the meaning ascribed to such term in SECTION 3.1(c).

         "Eurodollar Rate Loans" shall mean any Revolving Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

         "Event of Default" shall mean the occurrence or existence of any event or condition described in SECTION 10.1 hereof.

         "Excess Availability" shall mean, the amount, as determined by Agent, calculated at any date, equal to: (a) the lesser of: (i) the Borrowing Base (without regard to any Reserves) and (ii) the Revolving Loan Limit minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations of Borrowers other than the Term Loan and any Discretionary Overadvances, plus (ii) the amount of all Reserves, plus (iii) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of Borrowers which are outstanding more than sixty (60) days past due as of such time (other than trade payables or other obligations being contested or disputed by Borrowers in good faith), plus (iv) without duplication, the amount of checks issued by Borrowers to pay trade payables and other obligations which are more than sixty (60) days past due as of such time (other than trade payables or other obligations being contested or disputed by Borrowers in good faith), but not yet sent.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, together with all rules, regulations and interpretations thereunder or related thereto.

         "Existing Lenders" shall mean the lenders to Borrowers listed on
SCHEDULE 1.37 hereto and their respective predecessors, successors and assigns.

         "Existing Letters of Credit" shall mean, collectively, the letters of credit issued for the account of any Borrower or any other Obligor or for which such Borrower is otherwise liable listed on SCHEDULE 1.38 hereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         "Extraordinary Expenses" shall mean all costs, expenses, fees or advances that Agent or any Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, and whether prior to, after or during the pendency of an Insolvency Proceeding of an Obligor, on account of or in connection with (i) repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral;
(ii) the defense of Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Loans, the Financing Agreements or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are permitted hereunder); (iv) the collection or enforcement of any of the Obligations other than through payment in accordance with the terms hereof; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the Financing Agreements or Obligations;
(vi) amounts advanced by Agent pursuant to this Agreement; (vii) the enforcement of any of the provisions of any of the Financing Agreements; or
(viii) any payment under a guaranty, indemnity or other payment agreement provided by Agent or (with Agent's consent) any Lender, which is reimbursable to Agent or such Lender by Borrowers pursuant to this Agreement. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of any or all Borrowers or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrowers or any other Obligor under any of the Financing Agreements, and all other fees and expenses associated with the enforcement of rights or remedies under any of the Financing Agreements, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agent.

         "Fee Letter" shall mean the letter agreement, dated of even date herewith, by and among Borrowers, Agent and Lenders, setting forth certain fees payable by Borrowers to Agent for the benefit of itself and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         "Financing Agreements" shall mean, collectively, this Agreement, the Notes, the Fee Letter, the Collateral Access Agreements, the Subordination Agreement, the Security Documents, the Guaranty Agreements, and all other notes, guarantees, security agreements, deposit account control agreements, investment property control agreements, intercreditor agreements and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or any other Obligor in connection with this Agreement.

         "Fiscal Year" shall mean the fiscal year of Borrowers for accounting and tax purposes, which shall begin on the Sunday after the Saturday nearest January 31 of each calendar year and end on the Saturday nearest January 31 of the next succeeding calendar year and when followed by the designation of a calendar year (e.g., Fiscal Year 2002) means the fiscal year of Borrowers ended on the Saturday nearest January 31 of the next succeeding calendar year.

         "Foreign Subsidiary" shall mean a Subsidiary that is not a Domestic Subsidiary.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of SECTIONS 9.17 and 9.19 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered to Agent prior to the date hereof.

         "Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantors" shall mean each Person who may at any time guarantee payment or performance of the whole or any part of the Obligations.

         "Guaranty Agreement" shall mean a guaranty that is at any time executed by a Guarantor in favor of Agent and Lenders.

         "Hazardous Materials" shall mean any hazardous, toxic or dangerous substances, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

         "Indebtedness" shall mean, with respect to any Person, any liability, whether or not contingent, (a) in respect of Debt for Money Borrowed (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; (b) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); (c) all obligations as lessee under leases which have been, or should be, in accordance with GAAP recorded as Capital Leases; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; (e) all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; (f) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker's acceptances, drafts or similar documents or instruments issued for such Person's account; (g) all indebtedness of such Person in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Person, all as of such time; (h) all obligations, liabilities and indebtedness of such Person (marked to market) arising under swap agreements, cap agreements and collar agreements and other agreements or arrangements designed to protect such person against fluctuations in interest rates or currency or commodity values; and (i) all obligations owed by such Person under License Agreements with respect to non-refundable, advance or minimum guarantee royalty payments.

         "Indemnified Amount" shall mean the amount of any loss, cost, expenses or damages suffered or incurred by Agent or any of its Indemnities, or by any Lender or any of its Indemnitees and against which any Lender or any Obligor has agreed to indemnify them pursuant to the terms of this Agreement or any of the other Financing Agreements.

         "Information Certificate" shall mean the Information Certificate of Borrowers constituting EXHIBIT B hereto containing material information with respect to Borrowers, their businesses and assets provided by or on behalf of Borrowers to Agent in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

         "Insolvency Proceeding" shall mean any action, case or proceeding commenced by or against a Person, or any agreement of such Person, for (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (ii) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its property, (iii) an assignment or trust mortgage for the benefit of creditors of such Person, or (iv) the liquidation, dissolution or winding up of the affairs of such Person.

         "Intellectual Property@ shall mean a Borrower's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

         "Interest Rate" shall mean,

                           (a)      Subject to clause (b) of this definition
below:

                                    (i)      as to any Revolving Loan, the
applicable rate set forth in SECTION 3.1(b) hereof; and

                                    (ii)     as to all or any portion of the
Term Loan, a rate equal to seven and one-quarter percent (7.25%) in excess of the Prime Rate; provided, that for purposes of this subsection (iii), in no event shall the Prime Rate be less than four and three-quarters percent (4.75%).

                           (b)      Notwithstanding anything to the contrary
contained in clause (a) of this definition, the Interest Rate shall mean (i) the rate of two percent (2%) per annum in excess of the Prime Rate as to Prime Rate Loans (other than the Term Loan) and the rate of two percent (2%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Agent's option, and (ii) the rate of two percent (2%) per annum in excess of the interest rate otherwise applicable under clause (a)(iii) above as to the Term Loan, in each case without notice, (A) either (I) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (II) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Agent and (B) on the Revolving Loans to at any time outstanding in excess of the Borrowing Base or the Revolving Loan Limit (other than Discretionary Overadvances) (whether or not such excess(es) arise or are made with or without Agent's or any Lender's knowledge or consent and whether made before or after an Event of Default).

         "Interest Rate Contract" shall mean any interest rate agreement, interest rate collar agreement, interest rate swap agreement, or other agreement or arrangement at any time entered into by a Borrower with Wachovia that is designed to protect against fluctuations in interest rates.

         "Inventory" shall mean all of a Borrower's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by such Borrower as lessor; (b) are held by such Borrower for sale or lease or to be furnished under a contract of service; (c) are furnished by such Borrower under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

         "Investment Property Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among Agent, any Borrower or any other Obligor (as the case may be) and any securities intermediary, commodity intermediary or other Person who has custody, control or possession of any investment property of such Borrower or such other Obligor acknowledging that such securities intermediary, commodity intermediary or other Person has custody, control or possession of such investment property on behalf of Agent, that it will comply with entitlement orders originated by Agent with respect to such investment property, or other instructions of Agent, or (as the case may be) apply any value distributed on account of any commodity contract as directed by Agent, in each case, without the further consent of such Borrower or such other Obligor and including such other terms and conditions as Agent may require.

         "Lenders" shall mean the financial institutions who are signatories hereto as Lenders and other persons made a party to this Agreement as a Lender in accordance with SECTION 13.7 hereof, and their respective successors and assigns; each sometimes being referred to herein individually as a "Lender".

         "License Agreements" shall have the meaning set forth in SECTION 8.11 hereof.

         "Liens" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purpose of this Agreement, a Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

         "Loans" shall mean, collectively, the Revolving Loans, the Term Loan and any Discretionary Overadvances.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the financial condition, business, performance or operations of any Borrower;
(b) the legality, validity or enforceability of this Agreement or any of the other Financing Agreements; (c) the legality, validity, enforceability, perfection or priority of the security interests and Liens of Agent upon the Collateral; (d) the Collateral or its value; (e) the ability of any Borrower to repay the

Obligations or of any Borrower to perform its obligations under this Agreement or any of the other Financing Agreements as and when to be performed; or (f) the ability of Agent or any Lender to enforce the Obligations or realize upon the Collateral or otherwise with respect to the rights and remedies of Agent and Lenders under this Agreement or any of the other Financing Agreements.

         "Material Contract" shall mean (a) any contract or other agreement (other than the Financing Agreements), written or oral, of any Borrower involving monetary liability of or to any Person in an amount in excess of $250,000 in any Fiscal Year and (b) any other contract or other agreement (other than the Financing Agreements), whether written or oral, to which any Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto would have a Material Adverse Effect.

         "Maximum Credit" shall mean the amount of $60,000,000.

         "Maximum Revolving Credit" shall mean $45,000,000.

         "Minimum Return Fee" shall have the meaning ascribed to such term in the Fee Letter.

         "Mortgage" shall mean the Tennessee Deed of Trust, Security Agreement and Assignment of Rents, dated or to be dated on or before the Closing Date, by Parent in favor of Agent with respect to the Real Property and related assets of Parent located in Madison County, Tennessee.

         "Multiemployer Plan" shall mean a "multi-employer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

         "Net Recovery Percentage" shall mean the fraction, expressed as a percentage, (a) the numerator of which is the dollar amount equal to the amount of the recovery in respect of the Inventory at such time a "net orderly liquidation value" basis as set forth in the most recent acceptable appraisal of Inventory received by Agent in accordance with SECTION 7.3, net of operating expenses, liquidation expenses and commissions, and (b) the denominator of which is the Cost of the aggregate amount of the Inventory subject to such appraisal.

         "Notes" shall mean each Revolving Note, the Term Note and any other promissory note executed by Borrowers at Agent's request to evidence any of the Obligations.

         "Obligations" shall mean, in each case, whether now in existence or hereafter arising, (i) the principal of, and interest and premium, if any, on the Loans, (ii) all letter of credit accommodations, (iii) all indebtedness and other obligations of any Borrower to Congress or Wachovia under or in connection with any Interest Rate Contract or any Cash Management Agreement, and (iv) all other obligations, liabilities and indebtedness of every kind, nature and description owing by any or all Borrowers to Agent or any Lender and/or any of their Affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this Agreement or any of the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to any Borrower under the Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, or secured or unsecured.

         "Obligor" shall mean each Borrower, each Guarantor and any other Person who is liable on or with respect to any of the Obligations or who is the owner of any property that is security for any of the Obligations.

         "Overadvance Facility" shall have the meaning ascribed to such term in
SECTION 2.6 hereof.

         "Parent Pledge Agreements" shall mean the Stock Pledge Agreements executed by Parent on or before the Closing Date in favor of Agent, and by which Parent shall pledge to Agent, for the benefit of Agent and Lenders, as security for the Obligations and the Guaranty of Parent, 100% of the capital stock of each of Kirkland's and kirklands.com.

         "Participant" shall mean any financial institution that acquires and holds a participation in the interest of any Lender in any of the Loans in conformity with the provisions of SECTION 13.7 of this Agreement governing participations.

         "Payment Direction Letter" shall have the meaning set forth in SECTION
6.3 hereof.

         "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower or any other Obligor sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiemployer Plan has made contributions at any time during the immediately preceding six (6) plan years.

         "Preferred Equity Capital" shall mean the Series A through D preferred stock of Parent.

         "Prime Rate" shall mean the rate from time to time publicly announced by Wachovia or its successors, as its prime rate, whether or not such announced rate is the best rate available at such bank.

         "Prime Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.

         "Priority Event" shall mean the occurrence of any one or more of the following events: (i) the acceleration by Agent, on behalf of Lenders, of all or a material portion of the Obligations by demanding payment therefor as a consequence of an Event of Default, (ii) the commencement of any Enforcement Action by Agent, on behalf of Lenders, as a consequence of an Event of

Default, (iii) the commencement of an Insolvency Proceeding by any Obligor or
(iv) the commencement of an Insolvency Proceeding against any Obligor and such Insolvency Proceeding is not dismissed within 60 days thereafter or an order for relief is entered in such Insolvency Proceeding.

         "Pro Rata Share" shall mean as to any Lender, the fraction (expressed as a percentage) the numerator of which is such Lender's Commitment and the denominator of which is the aggregate amount of all of the Commitments of Lenders, as adjusted from time to time in accordance with the provisions of
SECTION 13.7 hereof; provided, that, (i) if the Commitments have been terminated, the numerator shall be the unpaid principal amount of such Lender's Loans and the denominator shall be the aggregate principal amount of all unpaid Loans and (ii) from and after the making of the Term Loan, such Lender's Commitment in respect of the Term Loan shall be the unpaid principal amount of such Lender's Term Loan.

         "Provision for Taxes" shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP.

         "Qualifying Liquidity Event" shall have the meaning ascribed to such term in the Senior Subordinated Loan Agreement as in effect on the date hereof.

         "Real Property" shall mean all now owned and hereafter acquired real property of a Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described in the Mortgage.

         "Receivables" shall mean all of the following now owned or hereafter arising or acquired property of a Borrower: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of such Borrower; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to such Borrower or otherwise in favor of or delivered to such Borrower in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to such Borrower, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by such Borrower or to or for the benefit of any third Person (including loans or advances to any Affiliates or Subsidiaries of such Borrower) or otherwise associated with any Accounts, Inventory or general intangibles of such Borrower (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to such Borrower in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to such Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which such Borrower is a beneficiary).

         "Records" shall mean all of a Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of such Borrower with respect to the foregoing maintained with or by any other Person).

         "Reference Bank" shall mean Wachovia or such other bank as Agent may from time to time designate.

         "Register" shall have the meaning set forth in SECTION 13.7 hereof.

         "Required Lenders" shall mean, at any time, those Lenders whose Pro Rata Shares aggregate sixty-six and two-thirds percent (66 2/3%) or more of the aggregate of the Commitments of all Lenders, or if the Commitments shall have been terminated, Lenders to whom at least sixty-six and two-thirds percent
(66 2/3%) of the then outstanding Obligations are owing.

         "Reserves" shall mean as of any date of determination, the sum of (I) the Subordinated Debt Reserve, (II) the Warehouse Reserve, and (III) such other amounts as Agent may from time to time establish and revise in good faith reducing the amount of Revolving Loans which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations or its value or (ii) the assets, business or prospects of any Borrower or any other Obligor or (iii) the security interests and other rights of Agent or any Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Agent's good faith belief that any collateral report or financial information furnished by or on behalf of any Borrower or any other Obligor to Agent is or may have been incomplete, inaccurate or misleading in any material respect (c) in respect of any state of facts which Agent determines in good faith constitutes a Default or an Event of Default. To the extent Agent may revise the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for Eligible Inventory so as to address any circumstances, condition, event or contingency in a manner satisfactory to Agent, Agent shall not establish a Reserve for the same purpose. The amount of any Reserve established by Agent shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by Agent in good faith.

         "Revolving Lenders" shall mean Congress and any other Lender that makes any Revolving Loans in accordance with the terms of this Agreement.

         "Revolving Loan Limit" shall mean, at any time, the amount equal to:
(i) for the period from January 1 through June 30 of each calendar year, $30,000,000; and (ii) for the period from July 1 through December 31 of each calendar year, $45,000,000.

         "Revolving Loans" shall mean the loans now or hereafter made by or on behalf of any Lender or by Agent for the account of any Lender on a revolving basis pursuant to the Credit Facility (involving advances, repayments and readvances) as set forth in SECTION 2.1 hereof.

         "Revolving Notes" shall mean a Revolving Note to be executed by Borrowers in favor of each Lender, which shall evidence all Revolving Loans made by such Lender to Borrowers pursuant to this Agreement.

         "Security Documents" shall mean the Mortgage, the Business Interruption Insurance Assignments, the Deposit Account Control Agreements, the Environmental Indemnity Agreement, the Trademark Security Agreements, the Parent Pledge Agreements and the Stock Pledge Agreements and any and all other documents, instruments or agreements that at any time secure any of the Obligations.

         "Senior Officer" shall mean the chairman of the board of directors, the president, the chief financial officer or the controller of, or in-house legal counsel to any Borrower.

         "Senior Subordinated Loan Agreement" shall mean that certain Senior Subordinated Note and Warrant Purchase Agreement dated as of June 12, 1996, among Borrowers (individually and as successor by merger to the entities listed on Schedule I annexed thereto), Capital Resource Lenders II, L.P., Allied Capital Corporation, Allied Capital Corporation II, The Marlborough Capital Investment Fund, L.P. and Capital Trust Investments, Ltd., as amended.

         "Senior Subordinated Notes" shall mean those certain Senior Subordinated Notes, due 2003, in the original principal amount of $20,000,000, as the same may be extended, renewed or otherwise modified from time to time.

         "Settlement Loan" shall mean a Loan made by Agent pursuant to SECTION
6.9 hereof.

         "Slow-Moving" shall mean that the applicable Inventory is more than three hundred and thirty (330) days old.

         "Solvent" shall mean, at any time with respect to any Person, that at such time such Person (a) is able to pay its debts as they mature and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the date hereof, and (b) the assets and properties of such Person at a fair valuation (and including as assets for this purpose at a fair valuation all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) are greater than the Indebtedness of such Person, and including subordinated and contingent liabilities computed at the amount which, such Person has a reasonable basis to believe, represents an amount which can reasonably be expected to become an actual or matured liability (and including as to contingent liabilities arising pursuant to any guarantee the face amount of such liability as reduced to reflect the probability of it becoming a matured liability).

         "Special Agent Advances" shall have the meaning set forth in SECTION
12.11 hereof.

         "Stock Pledge Agreements" shall mean each Stock Pledge Agreement executed by a Borrower in favor of Agent and by which such Borrower shall pledge to Agent, for the benefit of

Agent and Lenders, as security for the Obligations, 65% of the capital stock of each Foreign Subsidiary, if any, of such Borrower and 100% of the capital stock of each Domestic Subsidiary, if any, of such Borrower.

         "Subordinated Debt" shall mean all Indebtedness of any or all Borrowers that is fully and absolutely subordinated in right or payment to the Obligations in a manner satisfactory to Agent and Lenders, including, without limitation, the Senior Subordinated Notes and the Warrants.

         "Subordinated Debt Documents" shall mean (i) the Senior Subordinated Loan Agreement, (ii) the Senior Subordinated Notes, (iii) the Warrants, (iv) the Subordination Agreement, and (v) any and all other documents, instruments and agreements executed in connection therewith or pursuant thereto.

         "Subordinated Debt Reserve" shall mean an amount equal to $1,538,462 per month, commencing June 1, 2002.

         "Subordination Agreement" shall mean that certain Subordination and Intercreditor Agreement dated on or about the date hereof among the holders of the Senior Subordinated Notes, Agent and Lenders, pursuant to which such holders have agreed to subordinate the payment and performance of all obligations owing by Borrowers to them to the prior payment in full of the Obligations.

         "Subsidiary" or "subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, limited liability partnership or other limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding Capital Stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more subsidiaries of such Person.

         "Term" shall have the meaning set forth in SECTION 13.1 hereof.

         "Term Lender" shall mean Ableco and its successors and assigns.

         "Term Loan" shall mean the term loan made by or on behalf of the Term Lender to Borrowers as provided for in SECTION 2.3 hereof.

         "Term Note" shall have the meaning ascribed to such term in SECTION
2.3 hereof.

         "Trademark Security Agreements" shall mean a Trademark Security Agreement to be executed by each Borrower in favor of Agent on or about the Closing Date and by which each Borrower shall assign to Agent, for the benefit of Agent and Lenders, as security for the Obligations, all of such Borrower's right, title and interest in and to all of its trademarks.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of Georgia, and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Georgia on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Agent may otherwise determine).

         "Voting Stock" shall mean with respect to any Person, (a) one (1) or more classes of Capital Stock of such Person having general voting powers to elect at least a majority of the board of directors, managers or trustees of such Person, irrespective of whether at the time Capital Stock of any other class or classes have or might have voting power by reason of the happening of any contingency, and (b) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (a) of this definition.

         "Wachovia" shall mean Wachovia Bank, National Association and its successors and assigns.

         "Warehouse Reserve" shall mean an amount equal to one month's rent for each warehouse location of Borrowers (excluding Borrowers' central distribution centers) based upon the most recent twelve-month average for such warehouse location.

         "Warrants" shall have the meaning ascribed to such term in the Senior Subordinated Loan Agreement as in effect on the date hereof.

SECTION 2.        CREDIT FACILITIES

                  2.1.     Revolving Loans.

                           (a)      Subject to and upon the terms and
conditions contained herein, each Revolving Lender severally (and not jointly) agrees to fund its Pro Rata Share of Revolving Loans to Borrowers from time to time in amounts requested by any Borrower up to the amount outstanding at any time equal to the lesser of: (i) the Borrowing Base at such time or (ii) the Revolving Loan Limit.

                           (b)      Agent may, in its discretion, from time to
time, upon not less than five (5) days prior notice to Borrower Agent, reduce the lending formula(s) with respect to Eligible Inventory to the extent that Agent determines in good faith that the liquidation value or Net Recovery Percentage of the Eligible Inventory, or any category thereof, has decreased, including any decrease attributable to a change in the nature, quality, mix or the number of days of the turnover of the Inventory. The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by Agent in good faith. In determining whether to reduce the lending formula(s), Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Inventory or in establishing Reserves.

                           (c)      Except in Agent's discretion, with the
consent of all Lenders, or as otherwise provided herein, (i) the aggregate amount of the Loans outstanding at any time shall not exceed the Maximum Credit, and (ii) the aggregate principal amount of the Revolving Loans outstanding at any time to Borrowers shall not exceed the lesser of the Borrowing Base or the Revolving Loan Limit.

                           (d)      In the event that the aggregate principal
amount of the Revolving Loans outstanding to Borrowers exceed the Borrowing Base (except with respect to Discretionary Overadvances not yet due and payable) or the Revolving Loan Limit of Borrowers or the aggregate amount of the Loans exceed the Maximum Credit, such event shall not limit, waive or otherwise affect any rights of Agent or Lenders in such circumstances or on any future occasions and Borrowers shall, within three (3) Business Days after written demand by Agent, which may be made at any time or from time to time, immediately repay to Agent the entire amount of any such excess(es) for which payment is demanded.

                           (e)      Borrowers, Agent and Lenders further agree
that, if a Material Adverse Effect shall occur, or if an Event of Default exists, Agent shall have the right (exercisable at such time as Agent deems appropriate) to require that separate Borrowing Base calculations be made for each Borrower, as well as the right to limit the use of proceeds of the Loans by each Borrower to an amount equal to such Borrower's Borrowing Base.

                  2.2.     Reserved.

                  2.3. Term Loan. (a) Subject to and upon the terms and conditions contained herein, the Term Lender agrees to fund the Term Loan to Borrowers in the original principal amount of $15,000,000. The Term Loan is (a) evidenced by a Term Promissory Note (the "Term Note") in such original principal amount duly executed and delivered by the Borrower to Agent concurrently herewith; (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, such Term Note, and the other Financing Agreements and (c) secured by all of the Collateral. The principal amount of the Term Loan shall be repaid in twelve (12) consecutive quarterly installments (or earlier as provided herein) payable on the last day of each calendar quarter commencing June 30, 2002, each such installment to be in the amount of $562,500 and the entire unpaid balance of the Term Loan shall be paid on the last day of the Term.

                           (b)      Borrowers agree to record the Term Loan on
the Term Loan Register referred to in SECTION 13.7(h)(i). The Term Loan recorded on the Term Loan Register (the "Registered Term Loan") may not be evidenced by promissory notes other than a Registered Term Note (as defined below). Upon the registration of the Term Loan, any promissory note (other than a Registered Term Note) evidencing the same shall be null and void and shall be returned to the Borrowers. Borrowers agree, at the request of the Term Lender, to execute and deliver to Term Lender a promissory note in registered form to evidence such Registered Term Loan (i.e., containing registered note language) and registered as provided in SECTION 13.7(h) hereof (a "Registered Term Note"), payable to the order of the Term Lender and otherwise duly completed. Once recorded on the Term Loan Register, the Obligations evidenced by such Note may not be removed from the Term Loan Register so long as it remains outstanding, and a Registered Term Note may not be exchanged for a promissory note that is not a Registered Term Note. For purposes hereof, the Term Note shall be deemed a Registered Term Note.

                           (c)      Borrowers may, at their option, prepay any
portion of the Term Loan in whole at any time or in part from time to time, in amounts aggregating $100,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued or unpaid thereon to the date of prepayment and any applicable breakage costs. Borrowers shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment not less than 2 Business Day prior to any prepayment of the Term Loan. Such notice, once given, shall be irrevocable and, upon receipt of any such notice of optional prepayment, Agent shall promptly notify Term Lender of the contents thereof.

                            (d)      Borrowers shall be jointly and severally
obligated to prepay the entire unpaid principal balance of the Term Loan, and all accrued but unpaid interest thereon, at the end of the Term. Borrowers shall also be jointly and severally required to prepay the Term Loan from the net proceeds of dispositions of Equipment by any Borrower permitted by SECTION 9.7(b)(iii) hereof and from the net proceeds of sales or other dispositions of any Equipment, leasehold interests or fixtures in connection with any closure or sale of retail stores that is permitted by SECTION 9.7(b)(iv) hereof, to the extent that the aggregate amount of all such net proceeds during any Fiscal Year exceeds $200,000.

                           (e)      Each prepayment of the Term Loan shall be
remitted by Borrowers to Agent and be applied first to accrued but unpaid interest on the Term Loan, and the balance to installments of principal of the Term Loan in the inverse order of their maturities. To the extent that any proceeds remain after the foregoing payments, the remainder of the proceeds shall be applied to the Revolving Loans or such other Obligations as Agent may determine.

                  2.4. Commitments. The aggregate amount of each Lender's Pro Rata Share of the Loans shall not exceed the amount of such Lender's Commitment, as the same may from time to time be amended in accordance with the provisions hereof.

                  2.5. Reserves. All Revolving Loans otherwise available to Borrowers pursuant to the lending formulas and subject to the Revolving Loan Limit and other applicable limits hereunder shall be subject to Agent's continuing right to establish and revise Reserves. Without limiting any other rights or remedies of Agent under this Agreement or any of the other Financing Agreements with respect to the establishment of Reserves or otherwise, Agent may establish and revise Reserves to reflect: (a) inventory shrinkage; (b) the aggregate amount of deposits, if any, received by any Borrower from its customers in respect of unfilled orders for merchandise; (c) amounts due or to become due in respect of sales, use and/or withholding taxes; (d) any rental payments, service charges or other amounts due to lessors of real or personal property to the extent Inventory or Records are located in or on property or such Records are needed to monitor or otherwise deal with the Collateral and with respect to any rental payments, to the extent that Agent determines that Borrowers are not current with respect to such payments; and (e) amounts owing by any Borrower to Credit Card Issuers or Credit Card Processors in connection with the Credit Card Agreements.

                  2.6. Overadvance Facility. Subject to the satisfaction of all of the terms and conditions contained herein so long as no Default or Event of Default exists and no Qualifying Liquidity Event has occurred, Revolving Lenders and Term Lender shall make available to Borrowers on a several (but not joint basis) their Pro Rata Share of an overadvance facility (the "Overadvance Facility") during the period commencing on April 1, 2003 and ending on September 30, 2003. Borrowers shall only be permitted to receive Discretionary Overadvances under the Overadvance Facility only one time and only if (a) no initial public offering for any Borrower shall have occurred and (b) Consolidated EBITDA for the consecutive 12-fiscal month period ended on the last day of the most recently ended fiscal month for which Agent has received Borrowers' financial statements prepared and delivered in accordance with SECTION 9.6(A) hereof and as shown on such financial statements equaled or exceeded the amount set forth below for such period. No Discretionary Overadvance may be used by any Borrower to make any payment of Indebtedness permitted to be paid under SECTION 9.12(b)(iv) hereof. The aggregate amount of all Discretionary Overadvances made by Lenders under the Overadvance Facility shall not exceed $4,500,000, shall be secured by the Collateral and shall bear interest at a per annum rate equal to
(i) the Interest Rate applicable to the Term Loan for any Discretionary Overadvances advanced by Term Lender, and (ii) a variable rate equal to four percent (4%) per annum in excess of the Adjusted Eurodollar Rate for any Discretionary Overadvances advanced by a Revolving Lender. Any Discretionary Overadvances advanced by a Revolving Lender shall be deemed to be Revolving Loans for all purposes of this Agreement, except as expressly provided in this
SECTION 2.6 with respect to repayment and interest terms. All Discretionary Overadvances shall be payable, if not sooner paid, in equal weekly installments of one-twelfth of the aggregate amount of such Discretionary Overadvances, payable on Wednesday of each week commencing on the earlier of (A) the first Wednesday after the 180th day after the date on which such Discretionary Overadvance(s) are made or (B) October 1, 2003, and ending on the eleventh
(11th) Wednesday after such commencement date; provided, that, if a Qualifying Liquidity Event occurs, all Discretionary Overadvances shall be due and payable in full at such time. If Borrowers elect to have Lenders make Discretionary Overadvances, Borrowers shall give written notice to Agent at least ten (10) days prior to the date on which the Discretionary Overadvance requested is to be disbursed. Any Discretionary Overadvances may be prepaid at any time by Borrowers, provided that each such prepayment shall be applied to the Lenders' Discretionary Overadvance then outstanding based on each Lender's Pro Rata Share. For purposes of this SECTION 2.6, the minimum Consolidated EBITDA for the corresponding consecutive 12-fiscal month periods shall be as follows:


               12-Fiscal Month Period                   Minimum
                      Ending on                   Consolidated EBITDA
               ----------------------             -------------------

                 June 1, 2002                        $27,786,000
                 July 6, 2002                        $28,025,000
                 August 3, 2002                      $27,710,000
                 August 31, 2002                     $27,571,000
                 October 5, 2002                     $27,364,000
                 November 2, 2002                    $27,521,000
                 November 30, 2002                   $26,691,000
                 January 4, 2003                     $28,108,000
                 February 1, 2003                    $28,804,000
                 March 1, 2003                       $28,724,000
                 April 5, 2003                       $28,836,000
                 May 3, 2003                         $28,694,000
                 May 31, 2003                        $28,702,000
                 July 5, 2003                        $28,942,000
                 August 2, 2003                      $29,105,000
                 August 30, 2003                     $29,201,000
                 October 4, 2003                     $29,622,000

SECTION 3.        INTEREST AND FEES

                  3.1.     Interest.

                           (a)      Borrowers jointly and severally shall pay
to Agent, for the benefit of Lenders, interest on the outstanding principal amount of the Loans at the applicable Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination hereof shall be payable ON DEMAND.

                           (b)      Unless Agent shall have received a Prime
Rate Election in accordance with SECTION 3.1(C) hereof, the outstanding principal amount of the Revolving Loans shall bear interest for any month at the per annum rate equal to two and one-quarter percent (2.25%) per annum in excess of the Adjusted Eurodollar Rate. For any month when Agent shall have received a Prime Rate Election in accordance with SECTION 3.1(c) hereof, the outstanding principal amount of the Revolving Loans shall bear interest for such month at the per annum rate equal to the Prime Rate.

                           (c)      Any Borrower may from time to time request
that Eurodollar Rate Loans be converted to Prime Rate Loans effective as of the first day of the immediately succeeding calendar month. Such request (a "Prime Rate Election") shall be effective for the month specified and for each succeeding month unless Agent shall receive a Eurodollar Rate Election in accordance with is SECTION 3.1(c) and shall be delivered to Agent no later than three (3) Business Days prior to the first day of such calendar month; provided, that, no Default or Event of Default shall exist or have occurred and be continuing and no party hereto shall have sent any notice of termination of this Agreement. Any Borrower may from time to time request that Prime Rate Loans be converted to Eurodollar Rate Loans effective as of the first day of the immediately succeeding calendar month. Such request (a "Eurodollar Rate Election") shall be effective for the month specified and for each succeeding month unless Agent shall receive a Prime Rate Election in accordance with is
SECTION 3.1(c) and shall be delivered to Agent no later than three (3) Business Days prior to the first day of such calendar month; provided, that, no Default or Event of Default shall exist or have occurred and be continuing and no party hereto shall have sent any notice of termination of this Agreement. Any request by or on behalf of any Borrower to convert Eurodollar Rate Loans to Prime Loans or Prime Rate Loans to Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Agent and Lenders shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Agent and Lenders had purchased such deposits to fund the Eurodollar Rate Loans.

                           (d)      Interest shall be payable by Borrowers to
Agent, for the account of Lenders, monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrowers to Agent and Lenders exceed the maximum amount or the rate permitted under any Applicable Law, and if any such part or provision of this Agreement is in contravention of any such Applicable Law, such part or provision shall be deemed amended to conform thereto.

                           (e)      On the date hereof, the Prime Rate is
four and three quarters percent (4.75%). Therefore, the rate of interest in effect hereunder on the date hereof for Revolving Loans bearing interest as a Prime Rate Loan on the date of this Agreement, expressed in simple interest terms, is four and three quarters percent (4.75%) per annum; and the rate of interest in effect hereunder on the date hereof for all or any portion of the Term Loan bearing interest as a Prime Rate Loan on the date of this Agreement, expressed in simple interest terms, is twelve percent (12.0%) per annum.

                  3.2.     Fees.

                           (a)      Borrowers jointly and severally shall pay
to Agent, for the account of the Revolving Lenders, monthly an unused line fee at a rate equal to one half of one percent (0.50%) per annum calculated upon the amount by which the Revolving Loan Limit exceeds the average daily principal balance of the outstanding Revolving Loans during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.

                           (b)      Borrowers jointly and severally agree to
pay to Agent and Lenders the other fees and amounts set forth in the Fee Letter in the amounts and at the times specified therein.

                  3.3.     Changes in Laws and Increased Costs of Loans.

                           (a)      If after the date hereof, either (i) any
change in, or in the interpretation of, any law or regulation is introduced, including, without limitation, with respect to reserve requirements, applicable to any Lender or any banking or financial institution from whom any Lender borrows funds or obtains credit (a "Funding Bank"), or (ii) a Funding Bank or any Lender complies with any future guideline or request from any central bank or other Governmental Authority or (iii) a Funding Bank or any Lender determines that the adoption of any Applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or a Funding Bank or any Lender complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration the Funding Bank's or Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, and the result of any of the foregoing events described in clauses (i), (ii) or (iii) is or results in an increase in the cost to any Lender of funding or maintaining the Loans then Borrowers shall from time to time upon demand by Agent pay to Agent additional amounts sufficient to indemnify Lenders against such increased cost on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified). A certificate as to the amount of such increased cost shall be submitted to Borrower Agent by Agent and shall be conclusive, absent manifest error.

                           (b)      If prior to the first day of any month, (i)
Agent shall have determined in good faith (which determination shall be conclusive and binding upon Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate, (ii) Agent has received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such month will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Rate Loans during such month, or (iii) Dollar deposits in the principal amounts of the Eurodollar Rate Loans for such two month period on which the Eurodollar Rate is to be based are not generally available in the London interbank market, Agent shall give telecopy or telephonic notice thereof to Borrowers and Lenders as soon as practicable thereafter, and will also give prompt written notice to Borrowers and Lenders when such conditions no longer exist. If such notice is given (A) any Eurodollar Rate Loans requested to be made on the first day of such month shall be made as Prime Rate Loans, (B) any Loans that were to have been converted on the first day of such month to or continued as Eurodollar Rate Loans shall be converted to or continued as Prime Rate Loans and (C) each outstanding Eurodollar Rate Loan shall be converted, on the last day of the then-current month to Prime Rate Loans. Until such notice has been withdrawn by Agent, no further Eurodollar Rate Loans shall be made or continued as such, nor shall Borrowers have the right to convert Prime Rate Loans to Eurodollar Rate Loans.

                           (c)      Notwithstanding any other provision herein,
if the adoption of or any change in any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority or in the interpretation or application thereof occurring after the date hereof shall make it unlawful for Agent or any Lender to make or maintain Eurodollar Rate Loans as contemplated by this Agreement,
(i) Agent or such Lender shall promptly give written notice of such circumstances to Borrower Agent and Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (ii) the commitment of such Lender hereunder to make Eurodollar Rate Loans, continue Eurodollar Rate Loans as such and convert Prime Rate Loans to Eurodollar Rate Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Rate Loans, such Lender shall then have a commitment only to make a Prime Rate Loan when a Eurodollar Rate Loan is requested and (iii) such Lender's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Prime Rate Loans on the respective last days of the then current months with respect to such Loans or within such earlier period as required by law.

SECTION 4.        CONDITIONS PRECEDENT

                  4.1. Conditions Precedent to Initial Loans. Each of the following is a condition precedent to Agent and Lenders making the initial Loans hereunder:

                           (a)      Agent shall have received, in form and
substance satisfactory to Agent, all releases, terminations and such other documents as Agent may request to evidence and effectuate the termination by the Existing Lenders of their respective financing arrangements with Borrowers and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of each Borrower and each other Obligor, duly authorized, executed and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and such Borrower or any other Obligor, as debtor; and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by any Borrower or any other Obligor in favor of it or any of them, in form acceptable for recording with the appropriate Governmental Authority;

                           (b)      all requisite corporate action and
proceedings in connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Agent, and Agent shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Agent may have requested in connection therewith, such documents where requested by Agent or its counsel to be certified by appropriate corporate officers or Governmental Authority (and including a copy of the certificate of incorporation of each Borrower and each Guarantor certified by the Secretary of State (or equivalent Governmental Authority) which shall set forth the same complete corporate name of such Borrower or such Guarantor, as is set forth herein and such document as shall set forth the organizational identification number of such Borrower, or such Guarantor, if one is issued in its jurisdiction of incorporation);

                           (c)      no material adverse change shall have
occurred in the assets, business or prospects of any Obligor since the date of Agent's latest field examination (not including for this purpose the field review referred to in clause (d) below) and no change or event shall have occurred which would impair the ability of any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;

                           (d)      Agent shall have completed a field review
of the Records and such other information with respect to the Collateral as Agent may require to determine the amount of Loans available to Borrowers (including, without limitation, current perpetual inventory records and/or roll-forwards of Accounts and Inventory through the date of closing and test counts of the Inventory in a manner satisfactory to Agent, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Agent to accurately identify and verify the Collateral), the results of which each case shall be satisfactory to Agent and the Term Lender, not more than three (3) Business Days prior to the date hereof;

                           (e)      Agent shall have received, in form and
substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third Persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and Liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, subject to the provisions of SECTION 9.24 hereof, Collateral Access Agreements by owners and lessors of leased premises of each Borrower and by processors and warehouses at which Collateral is located;

                           (f)      the Excess Availability as determined by
Agent, as of the date hereof, shall be not less than $5,000,000 after giving effect to the initial Loans made or to be made in connection with the initial transactions hereunder and the payment of accrued interest on Subordinated Debt and the payment of all fees and expenses in connection with the transactions contemplated hereby;

                           (g)      Agent shall have received, in form and
substance satisfactory to Agent, (i) a Deposit Account Control Agreement by and among Agent, Parent and Fleet National Bank, and Deposit Account Control Agreements among Agent, Kirkland's and Bank of America, N.A., AmSouth Bank, and Wachovia, respectively, in each case duly authorized, executed and delivered by such bank and such Obligor, and (ii) evidence of Borrowers' delivery of a Payment Direction Letter to each other bank at which any Borrower maintains a deposit account;

                           (h)      Agent shall have received evidence, in form
and substance satisfactory to Agent, that Agent has a valid perfected first priority security interest in and Lien upon all of the Collateral;

                           (i)      Agent shall have received and reviewed lien
and judgement search results for the jurisdiction of incorporation of each Obligor, the jurisdiction of the chief executive office of each Obligor and all jurisdictions in which assets of each Obligor is located, which search results shall be in form and substance satisfactory to Agent;

                           (j)      Agent shall have received environmental
audits of the Real Property to be subject to the Mortgage conducted by an independent environmental engineering firm acceptable to Agent, and in form, scope and methodology satisfactory to Agent, confirming that (i) each Borrower is in compliance with all material applicable Environmental Laws and (ii) the absence of any material environmental problems;

                           (k)      Agent shall have received evidence of
insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Agent, and certificates of insurance policies and/or endorsements naming Agent as lender's loss payee, mortgagee and additional insured;

                           (l)      Agent shall have received, in form and
substance satisfactory to Agent, such opinion letters of counsel to Borrowers and Guarantors with respect to the Financing Agreements and such other matters as Agent may request;

                           (m)      the other Financing Agreements (including
the Mortgage) and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Agent, in form and substance satisfactory to Agent and the Term Lender; and

                           (n)      Agent shall have reviewed, and found
acceptable in all respects, each of the Subordinated Debt Documents, and all Subordinated Debt shall be expressly subordinated in right of payment to the prior payment and satisfaction in full of all of the Obligations, all in a manner and pursuant to such written agreements binding on the holders of such Subordinated Debt as will be satisfactory to Agent and Lenders and their respective counsel.

                  4.2. Conditions Precedent to All Loans. Each of the following is an additional condition precedent to the Loans to Borrowers, including the initial Loans and any future Loans:

                           (a)      all representations and warranties
contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan and after giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

                           (b)      no law, regulation, order, judgment or
decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans, or
(B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Financing Agreements or (ii) has or has a reasonable likelihood of having a Material Adverse Effect; and

                           (c)      no Default or Event of Default shall exist
or have occurred and be continuing on and as of the date of the making of such Loan and after giving effect thereto.

SECTION 5.        GRANT AND PERFECTION OF SECURITY INTEREST

                  5.1. Grant of Security Interest. To secure payment and performance of all Obligations, each Borrower hereby grants to Agent, for itself and the ratable benefit of Lenders, a continuing security interest in, a Lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the ratable benefit of Lenders, as security, all personal and real property and fixtures, and interests in property and fixtures, of such Borrower, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Agent or any Lender, collectively, the "Collateral"):

                           (a)      all Accounts;

                           (b)      all general intangibles, including, without
limitation, all Intellectual Property;

                           (c)      all goods, including, without limitation,
Inventory and Equipment;

                           (d)      all Real Property and fixtures;

                           (e)      all chattel paper, including, without
limitation, all tangible and electronic chattel paper;

                           (f)      all instruments, including, without
limitation, all promissory notes;

                           (g)      all documents;

                           (h)      all deposit accounts;

                           (i)      all letters of credit, banker's acceptances
and similar instruments and including all letter-of-credit rights;

                           (j)      all supporting obligations and all present
and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                           (k)      all (i) investment property (including
securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of Borrower now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of such Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                           (l)      all commercial tort claims, including,
without limitation, those identified in the Information Certificate;

                           (m)      to the extent not otherwise described
above, all Receivables;

                           (n)      all Records; and

                           (o)      all products and proceeds of the foregoing,
in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

                  5.2.     Perfection of Security Interests.

                           (a)      Each Borrower irrevocably and
unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Agent or its designee as the secured party and such Borrower as debtor, as Agent may require to perfect its security interest in the Collateral, and including any other information with respect to such Borrower or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Agent may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Each Borrower hereby ratifies and approves all financing statements naming Agent or its designee as secured party and such Borrower, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Agent prior to the date hereof and ratifies and confirms the authorization of Agent to file such financing statements (and amendments, if any). Each Borrower hereby authorizes Agent to adopt on behalf of such Borrower any symbol required for authenticating any electronic filing. In the event that the description of the collateral in any financing statement naming Agent or its designee as the secured party and such Borrower as debtor includes assets and properties of such Borrower that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by such Borrower to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral. In no event shall any Borrower at any time file, or permit or cause to be filed, without the prior written consent of Agent, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Agent or its designee as secured party and such Borrower as debtor.

                           (b)      No Borrower has any chattel paper (whether
tangible or electronic) or instruments as of the date hereof, except as set forth in the Information Certificate. In the event that a Borrower shall be entitled to or shall receive any chattel paper or instrument after the date hereof, such Borrower shall promptly notify Agent thereof in writing. Promptly upon the receipt thereof by or on behalf of such Borrower (including by any agent or representative), such Borrower shall deliver, or cause to be delivered to Agent, all tangible chattel paper and instruments that such Borrower has or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Agent may from time to time specify, in each case except as Agent may otherwise agree. At Agent's option, Borrowers shall, or Agent may at any time on behalf of Borrowers, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Agent with the following legend referring to chattel paper or instruments as applicable: "This [chattel paper][instrument] is subject to the security interest of Congress Financial Corporation (Southern), as agent and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

                           (c)      In the event that any Borrower shall at any
time hold or acquire an interest in any electronic chattel paper or any Atransferable record@ (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), such Borrower shall promptly notify Agent thereof in writing. Promptly upon Agent's request, such Borrower shall take, or cause to be taken, such actions as Agent may request to give Agent control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

                           (d)      No Borrower has any deposit accounts as of
the date hereof, except as set forth in the Information Certificate. No Borrower shall directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied: (i) Agent shall have received not less than five (5) Business Days prior written notice of the intention of a Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Agent the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom such Borrower is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be acceptable to Agent, and (iii) on or before the opening of such deposit account, such Borrower shall, as Agent may specify, either (A) deliver to Agent a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by such Borrower and the bank at which such deposit account is opened and maintained, (B) arrange for Agent to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Agent or (C) deliver a Payment Direction Letter to such bank. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Borrower's salaried employees.

                           (e)      Each Borrower owns or holds, directly or
indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth in the Information Certificate.

                                    (i)      In the event that any Borrower
shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, such Borrower shall promptly endorse, assign and deliver the same to Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Agent may from time to time specify. If any securities, now or hereafter acquired by any Borrower is uncertificated and are issued to such Borrower or its nominee directly by the issuer thereof, such Borrower shall immediately notify Agent thereof and shall as Agent may specify, either (A) cause the issuer to agree to comply with instructions from Agent as to such securities, without further consent of such Borrower or such nominee, or (B) arrange for Agent to become the registered owner of the securities.

                                    (ii)     No Borrower shall directly or
indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Agent shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Agent the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom such Borrower is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Agent, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, such Borrower shall as Agent may specify either (1) execute and deliver, and cause to be executed and delivered to Agent, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by such Borrower and such securities intermediary or commodity intermediary or (2) arrange for Agent to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Agent.

                           (f)      No Borrower is a beneficiary or otherwise
entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth in the Information Certificate. In the event that any Borrower shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, such Borrower shall promptly notify Agent thereof in writing. Each Borrower shall immediately, as Agent may specify, either (i) deliver, or cause to be delivered to Agent, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Agent, consenting to the assignment of the proceeds of the letter of credit to Agent by such Borrower and agreeing to make all payments thereon directly to Agent or as Agent may otherwise direct or (ii) cause Agent to become, at Borrowers' expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may be).

                           (g)      No Borrower has any commercial tort claims
as of the date hereof, except as set forth in the Information Certificate. In the event that any Borrower shall at any time after the date hereof have any commercial tort claims, such Borrower shall promptly notify Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by such Borrower to Agent of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Borrower to Agent shall be deemed to constitute such grant to Agent. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Agent provided in SECTION 5.2(a) hereof or otherwise arising by the execution by Borrowers of this Agreement or any of the other Financing Agreements, Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Agent or its designee as secured party and any Borrower as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, each Borrower shall promptly upon Agent's request, execute and deliver, or cause to be executed and delivered, to Agent such other agreements, documents and instruments as Agent may require in connection with such commercial tort claim.

                           (h)      No Borrower has any goods, documents of
title or other Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth in the Information Certificate and except for goods located in the United States in transit to a location of such Borrower permitted herein in the ordinary course of business of such Borrower in the possession of the carrier transporting such goods. In the event that any goods, documents of title or other Collateral are at any time after the date hereof in the custody, control or possession of any other Person not referred to in the Information Certificate or such carriers, Borrowers shall promptly notify Agent thereof in writing. Promptly upon Agent's request, each Borrower shall use its best efforts to deliver to Agent a Collateral Access Agreement duly authorized, executed and delivered by such Person and such Borrower.


                           (i)      Each Borrower shall take any other actions
reasonably requested by Agent from time to time to cause the attachment, perfection and first priority of, and the ability of Agent to enforce, the security interest and Lien of Agent in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other Applicable Law, to the extent, if any, that such Borrower's signature thereon is required therefor, (ii) causing Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.


SECTION 6.        COLLECTION AND ADMINISTRATION

                  6.1. Borrowers' Loan Accounts. Agent shall maintain one or more loan account(s) on its books in which shall be recorded (a) all Loans and other Obligations and the Collateral, (b) all payments made by or on behalf of any Borrower and (c) all other appropriate debits and credits as provided in this Agreement, including fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Agent's customary practices as in effect from time to time.


                  6.2. Statements. Agent shall render to Borrower Agent each month a statement setting forth the balance in the Borrowers' loan account(s) maintained by Agent for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Agent but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrowers and conclusively binding upon Borrowers as an account stated except to the extent that Agent receives a written notice from Borrower Agent of any specific exceptions of Borrowers thereto within thirty (30) days after the date such statement has been received by Borrower Agent. Until such time as Agent shall have rendered to Borrower Agent a written statement as provided above, the balance in Borrowers' loan account(s) shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers.

                  6.3.     Collection of Accounts.

                           (a)      Borrowers shall establish and maintain, at
their expense, deposit account arrangements and merchant payment arrangements with the banks set forth on SCHEDULE 8.10 hereto and after prior written notice to Agent, such other banks as Borrowers may hereafter select as are acceptable to Agent. The banks set forth on SCHEDULE 8.10 constitute all of the banks with whom Borrowers have deposit account arrangements and merchant payment arrangements as of the date hereof and identifies the Borrower maintaining such arrangements and identifies each of the deposit accounts at such banks to a retail store location of Borrowers or otherwise describes the nature of the use of such deposit account by Borrowers.

                           (b)      Each Borrower shall deposit all proceeds
from sales of Inventory in every form, including cash, checks, credit card sales drafts, credit card sales or charge slips or receipts and other forms of daily store receipts, from each retail store location of such Borrower on each Business Day into the deposit accounts of such Borrower used solely for such purpose and identified to each retail store location as set forth on SCHEDULE
8.10. Borrowers shall cause all such funds deposited into the separate deposit accounts to be sent by wire transfer or by automated clearinghouse transfer at least every three (3) Business Days (or more frequently as required by Agent if an Event of Default exists) and all other proceeds of Collateral to be sent by wire transfer, to the Blocked Accounts or the Agent Payment Account. Each Borrower shall irrevocably direct in writing, in form and substance satisfactory to Agent (a "Payment Direction Letter"), each of the banks in which any such deposit account is located and into which proceeds from sales of Inventory from a retail store location of such Borrower are at any time deposited not to honor any instruction from a Borrower with respect to such deposit account or any funds in such account other than an instruction of such Borrower to send all funds deposited in such account by wire transfer or automated clearinghouse transfer to a Blocked Account or the Agent Payment Account, and to honor any direction of Agent with respect to such deposit account and the funds in such account, even if Agent's direction is contrary to any instruction of a Borrower. Such direction shall not be rescinded, revoked or modified without the prior written consent of Agent.


                           (c)      Borrowers shall establish and maintain, at
its expense, deposit accounts with such banks as are acceptable to Agent (the "Blocked Accounts"). Each Borrower shall promptly either cause all amounts on deposit in its deposit accounts used by each retail store location to be sent as provided in SECTION 6.3(b) above, or shall itself deposit or cause to be deposited to the Blocked Accounts or cause to be sent directly to the Agent Payment Account all proceeds from sales of Inventory, all amounts payable to such Borrower from Credit Card Issuers and Credit Card Processors and all other proceeds of Collateral. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Agent, providing that all items received or deposited in the Blocked Accounts are the Property of Agent, that the depository bank has no Lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on Borrower's or Agent's instruction, all funds received or deposited into the Blocked Accounts into the Agent Payment Account, and will not honor any instruction from a Borrower other than an instruction to transfer such funds to the Agent Payment Account. Borrowers agrees that all amounts deposited in such Blocked Accounts or other funds received and collected by Agent, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the Property of Agent held for the benefit of Agent and Lenders; provided that, so long as no Event of Default exists and Excess Availability does not fall below $3,000,000 for any period of more than two (2) consecutive weeks, Agent agrees to remit monies in the Agent Payment Account to Borrowers for working capital purposes.

                           (d)      For purposes of calculating the amount of
the Loans available to Borrowers such payments will be applied (conditional upon final collection) to the Obligations (except to the extent remitted to Borrowers as provided in SECTION 6.3(c) above) on the Business Day of receipt by Agent of immediately available funds in the Agent Payment Account provided such payments and notice thereof are received in accordance with Agent's usual and customary practices as in effect from time to time and within sufficient time to credit Borrowers' loan account on such day, and if not, then on the next Business Day. For purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations one (1) Business Day following the date of receipt of immediately available funds by Agent in the Agent Payment Account provided such payments or other funds and notice thereof are received in accordance with Agent's usual and customary practices as in effect from time to time and within sufficient time to credit Borrowers' Loan Account on such day, and if not, then on the next Business Day.

                  6.4.     Payments.

                           (a)      All Obligations shall be payable to the
Agent Payment Account as provided in SECTION 6.3 or such other place as Agent may designate from time to time. Except to the extent remitted to Borrowers as provided in SECTION 6.3(c) above, Agent shall apply payments received or collected from any Borrower or any other Obligor or for the account of Borrowers (including the monetary proceeds of collections or of realization upon any Collateral) in accordance with SECTION 6.11 hereof. Notwithstanding anything to the contrary contained in this Agreement, to the extent Borrowers use any proceeds of the Loans to acquire rights in or the use of any Collateral or to repay any Indebtedness used to acquire rights in or the use of any Collateral, payments in respect of the Obligations shall be deemed applied first to the Obligations arising from Loans that were not used for such purposes and second to the Obligations arising from Loans the proceeds of which were used to acquire rights in or the use of any Collateral in the chronological order in which Borrowers acquired such rights in or the use of such Collateral. So long as no Event of Default has occurred and is continuing,
SECTION 6.4(a) shall not be deemed to apply to any payment by Borrowers specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

                           (b)      Notwithstanding the last proviso contained
in SECTION 6.3(c), at Agent's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan account(s) of Borrowers. So long as no Event of Default exists, Agent shall charge the loan account(s) of Borrowers for all principal, interest, fees, costs, expenses and other charges (to the extent then due and payable) provided for in this Agreement and the other Financing Agreements; provided, that this sentence shall be for the benefit of the Lenders only and shall not be enforceable by Borrowers and in no event shall Agent be required to charge the loan account(s) for any of the foregoing amounts if such amounts would exceed the Borrowing Base. Borrowers shall make all payments to Agent and Lenders on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender. Borrowers shall be jointly and severally liable to pay to Agent, and do hereby indemnify, defend and hold Agent and Lenders harmless for the amount of any payments or proceeds surrendered or returned. This SECTION 6.4(b) shall remain effective notwithstanding any contrary action which may be taken by Agent or any Lender in reliance upon such payment or proceeds. This SECTION 6.4 shall survive the payment of the Obligations and the termination of this Agreement.

                  6.5. Authorization to Make Loans. Agent and Lenders are authorized to make the Loans based upon telephonic or other instructions received from anyone purporting to be an officer of any Borrower or other authorized Person or, at the discretion of Agent, if such Loans are necessary to satisfy any Obligations then due and payable as determined by Agent. All requests for Loans hereunder shall specify the date on which the requested advance is to be made (which day shall be a Business Day) and the amount of the requested Loan. Requests received after 11:00 a.m., Atlanta, Georgia time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Loans under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrowers or when deposited to the credit of Borrowers or otherwise disbursed or established in accordance with the instructions of any Borrower or in accordance with the terms and conditions of this Agreement.

                  6.6. Use of Proceeds. Borrowers shall use the initial proceeds of the Loans provided by Agent to Borrowers hereunder only for: (a) payments to each of the Persons listed in the disbursement direction letter furnished by Borrowers to Agent on the Closing Date and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements. All other Loans made to or for the benefit of Borrowers pursuant to the provisions hereof shall be used by Borrowers only for general operating, working capital and other proper corporate purposes of Borrowers not otherwise prohibited by the terms hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended.

                  6.7. Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) the making and conversion of Loans shall be made among the Lenders based on their respective Pro Rata Shares as to the Loans and (b) each payment on account of any Obligations to or for the account of one or more of Lenders in respect of any Obligations due on a particular day shall be allocated among the Lenders entitled to such payments based on their respective Pro Rata Shares and shall be distributed accordingly.

                  6.8.     Sharing of Payments, Etc.

                           (a)      Each Borrower agrees that, in addition to
(and without limitation of) any right of setoff, banker's lien or counterclaim Agent or any Lender may otherwise have, each Lender shall be entitled, at its option (but subject, as among Agent and Lenders, to the provisions of SECTION 12.3(b) hereof), to offset balances held by it for the account of Borrowers at any of its offices, in dollars or in any other currency, against any principal of or interest on any Loans owed to such Lender or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to Borrowers), in which case it shall promptly notify Borrower Agent and Agent thereof; provided, that, such Lender's failure to give such notice shall not affect the validity thereof.

                           (b)      If any Lender (including Agent) shall
obtain from any Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any of the other Financing Agreements through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received more than its Pro Rata Share of the principal of the Loans or more than its share of such other amounts then due hereunder or thereunder by any Borrower to such Lender than the percentage thereof received by any other Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in the Loans or such other amounts, respectively, owing to such other Lenders (or such interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with their respective Pro Rata Shares or as otherwise agreed by Lenders. To such end all Lenders shall make appropriate adjustments among themselves (by the resale of participation sold or otherwise) if such payment is rescinded or must otherwise be restored.

                           (c)      Each Borrower agrees that any Lender
purchasing a participation (or direct interest) as provided in this Section may exercise, in a manner consistent with this Section, all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

                           (d)      Nothing contained herein shall require any
Lender to exercise any right of setoff, banker's lien, counterclaims or similar rights or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of any Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, assign such rights to Agent for the benefit of Lenders and, in any event, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

                  6.9.     Settlement Procedures.

                           (a)      In order to administer the Credit Facility
in an efficient manner and to minimize the transfer of funds between Agent and Lenders, Agent may, at its option, subject to the terms of this Section, make available, on behalf of Lenders, the full amount of the Loans requested or charged to Borrowers' loan account(s) or otherwise to be advanced by Lenders pursuant to the terms hereof, without requirement of prior notice to Lenders of the proposed Loans.

                           (b)      With respect to all Loans made by Agent on
behalf of Lenders as provided in this Section, the amount of each Lender's Pro Rata Share of the outstanding Loans shall be computed weekly, and shall be adjusted upward or downward on the basis of the amount of the outstanding Loans as of 5:00 p.m. New York time on the Business Day immediately preceding the date of each settlement computation; provided, that, Agent retains the absolute right at any time or from time to time to make the above described adjustments at intervals more frequent than weekly, but in no event more than twice in any week. Agent shall deliver to each of the Lenders after the end of each week, or at such lesser period or periods as Agent shall determine, a summary statement of the amount of outstanding Loans for such period (such week or lesser period or periods being hereinafter referred to as a "Settlement Period"). If the summary statement is sent by Agent and received by a Lender prior to 12:00 p.m. New York time, then such Lender shall make the settlement transfer described in this Section by no later than 3:00 p.m. New York City time on the same Business Day and if received by a Lender after 12:00 p.m. New York City time, then such Lender shall make the settlement transfer by not later than 3:00 p.m. New York City time on the next Business Day following the date of receipt. If, as of the end of any Settlement Period, the amount of a Lender's Pro Rata Share of the outstanding Loans is more than such Lender's Pro Rata Share of the outstanding Loans as of the end of the previous Settlement Period, then such Lender shall forthwith (but in no event later than the time set forth in the preceding sentence) transfer to Agent by wire transfer in immediately available funds the amount of the increase. Alternatively, if the amount of a Lender's Pro Rata Share of the outstanding Loans in any Settlement Period is less than the amount of such Lender's Pro Rata Share of the outstanding Loans for the previous Settlement Period, Agent shall forthwith transfer to such Lender by wire transfer in immediately available funds the amount of the decrease. The obligation of each of the Lenders to transfer such funds and effect such settlement shall be irrevocable and unconditional and without recourse to or warranty by Agent. Agent and each Lender agrees to mark its books and records at the end of each Settlement Period to show at all times the dollar amount of its Pro Rata Share of the outstanding Loans. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans to the extent such Loans have been funded by such Lender. Because the Agent on behalf of Lenders may be advancing and/or may be repaid Loans prior to the time when Lenders will actually advance and/or be repaid such Loans, interest with respect to Loans shall be allocated by Agent in accordance with the amount of Loans actually advanced by and repaid to each Lender and the Agent and shall accrue from and including the date such Loans are so advanced to but excluding the date such Loans are either repaid by Borrowers or actually settled with the applicable Lender as described in this Section.

                           (c)      To the extent that Agent has made any such
amounts available and the settlement described above shall not yet have occurred, upon repayment of any Loans by Borrowers, Agent may apply such amounts repaid directly to any amounts made available by Agent pursuant to this Section. In lieu of weekly or more frequent settlements, Agent may, at its option, at any time require each Lender to provide Agent with immediately available funds representing its Pro Rata Share of each Loan, prior to Agent's disbursement of such Loan to Borrowers. In such event, all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in the other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in the other Lender's obligation to make a Loan hereunder.

                           (d)      If Agent is not funding a particular Loan
to Borrowers pursuant to this Section on any day, Agent may assume that each Lender will make available to Agent such Lender's Pro Rata Share of the Loan requested or otherwise made on such day and Agent may, in its discretion, but shall not be obligated to, cause a corresponding amount to be made available to or for the benefit of Borrowers on such day. If Agent makes such corresponding amount available to Borrowers and such corresponding amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent's option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three
(3) days of Agent's demand, at the highest Interest Rate provided for in
SECTION 3.1 hereof applicable to Prime Rate Loans. During the period in which such Lender has not paid such corresponding amount to Agent, notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, the amount so advanced by Agent to or for the benefit of Borrowers shall, for all purposes hereof, be a Loan made by Agent for its own account. Upon any such failure by a Lender to pay Agent, Agent shall promptly thereafter notify Borrower Agent of such failure and Borrowers shall pay such corresponding amount to Agent for its own account within five (5) Business Days of Borrower Agent's receipt of such notice. A Lender who fails to pay Agent its Pro Rata Share of any Loans made available by the Agent on such Lender's behalf, or any Lender who fails to pay any other amount owing by it to Agent, is a "Defaulting Lender". Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Agent for the Defaulting Lender's benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees). Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, relend to Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero (0). This Section shall remain effective with respect to a Defaulting Lender until such default is cured. The operation of this Section shall not be construed to increase or otherwise affect the

Commitment of any Lender, or relieve or excuse the performance by Borrowers or any other Obligor of their duties and obligations hereunder.

                           (e)      Nothing in this Section or elsewhere in
this Agreement or the other Financing Agreements shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by any Lender hereunder in fulfilling its Commitment.

                  6.10. Obligations Several; Independent Nature of Lenders' Rights. The obligation of each Lender hereunder is several, and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. Nothing contained in this Agreement or any of the other Financing Agreements and no action taken by the Lenders pursuant hereto or thereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and subject to SECTION 12.3 hereof, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

                  6.11.    Agent's Allocation of Payments and Collections.

                           (a)      Except to the extent otherwise expressly
provided with respect to Defaulting Lenders under SECTION 6.9, prior to the occurrence of a Priority Event, all monies to be applied to the Obligations shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata Share basis, unless otherwise provided herein):

                           first, to pay any fees or expense reimbursements
                  (including any Extraordinary Expenses) then due and payable by Borrowers to Agent under the Financing Agreements and to pay any Indemnified Amount then due and payable by Borrowers to Agent under the Financing Agreements;

                           second, to pay any fees (other than the Early
                  Termination Fee and Minimum Return Fee), expense reimbursements (including any Extraordinary Expenses) and any Indemnified Amount then due and payable by Borrowers to Lenders under the Financing Agreements;

                           third, to pay interest then due and payable in
                  respect of all Special Agent Advances which Agent has not been reimbursed;

                           fourth, to pay interest then due and payable in
                  respect of all Settlement Loans;

                           fifth, to pay interest then due and payable in
                  respect of the Loans (including interest payable in respect of the Revolving

                  Loans and the Term Loan but excluding Settlement Loans and Special Agent Advances);

                           sixth, to pay the outstanding principal amount of
                  Special Agent Advances;

                           seventh, to pay the outstanding principal amount of
                  any Settlement Loans;

                           eighth, to pay the outstanding principal amount of
                  the Revolving Loans (other than Settlement Loans, Special Agent Advances and Discretionary Overadvances);

                           ninth, to pay the principal amount of the Term Loan
                  that is then due and payable by Borrowers;

                           tenth, to pay any other Obligations (including the
                  Early Termination Fee and Minimum Return Fee but excluding any Discretionary Overadvances) then due and payable by Borrowers to Agent or any Lender; and

                           eleventh, to pay any Discretionary Overadvances;
                  provided that, any monies to be applied to the payment of Discretionary Overadvances that are paid when due in accordance with SECTION 2.6 hereof shall be allocated to the Lenders as and when paid.

                           (b)      Except to the extent otherwise expressly
provided with respect to Defaulting Lenders under SECTION 6.9, if a Priority Event has occurred and is continuing, all monies to be applied to the Obligations shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata Share basis, unless otherwise provided herein):

                           first, to pay any fees, expense reimbursements
                  (including any Extraordinary Expenses) and any Indemnified Amount then due and payable by Borrowers to Agent under the Financing Agreements;

                           second, to pay any fees (other than the Early
                  Termination Fee and the Minimum Return Fee and any other fees payable solely to the Term Lender), expense reimbursements (including any Extraordinary Expenses), and any Indemnified Amount then due and payable by Borrowers to the Lenders under the Financing Agreements;

                           third, to pay principal and interest then due and
                  payable in respect of all Loans (other than the Term Loan and Discretionary Overadvances);

                           fourth, to pay any principal and interest of the
                  Term Loan and any fees (including the Minimum Return Fee) then due to Term Lender under the Financing Agreements;

                           fifth, to pay the Early Termination Fee and any
                  other Obligations (other than any Discretionary Overadvances) due to Agent or any Lender by Borrowers; and

                           sixth, to pay any Discretionary Overadvances.

                           (c)      In the event of a direct conflict between
the allocation provisions of SECTIONS 6.11(a) and (b) and other provisions contained in any other Financing Agreement, it is the intention of Agent and Lenders that the allocation provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual conflict that cannot be resolved as aforesaid, the provisions of SECTION 6.11(a) and (b) shall control and govern.

                           (d)      The allocations set forth in this SECTION
6.11 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrowers or any other Person.

                  6.12. Borrowers' Representative. Each Borrower hereby irrevocably appoints Borrower Agent and Borrower Agent agrees to act under this Agreement, as the agent and representative of itself and each other Borrower for all purposes under this Agreement, including requesting Borrowings, selecting whether any Loan or portion thereof is to bear interest as a Prime Rate Loan or an Eurodollar Rate Loan, and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent. Agent may rely, and shall be fully protected in relying, on any notice of borrowing, disbursement instructions, reports, information or any other notice or communication made or given by Borrower Agent, whether in its own name, on behalf of any Borrower or on behalf of "the Borrowers," and Agent shall have no obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for the Obligations be affected, provided that the provisions of this SECTION 6.12 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. Agent may maintain a single Loan Account in the name of "Kirkland's Stores, Inc." hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of such Borrower's liability for the Obligations.

                  6.13.    Nature and Extent of Each Borrower's Liability.

                           (a)      Joint and Several Liability. Each Borrower
shall be liable for, on a joint and several basis, and hereby guarantees the timely payment by all other Borrowers of, all of the Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of any Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Agent or any Lender accounts for such Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Loans to any Borrower inure to the mutual benefit of all Borrowers and that Agent and Lenders are relying on the joint and several liability of Borrowers in extending the Loans and other financial accommodations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand.

                           (b)      Unconditional Nature of Liability. Each
Borrower's joint and several liability hereunder with respect to, and guaranty of, the Loans and other Obligations shall, to the fullest extent permitted by Applicable Law, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect any of the Obligations from any other Obligor or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Agent or any Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to Agent or any Lender, (iv) the failure by Agent to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or Agent's release of any Collateral or of its Liens upon any Collateral, (v) Agent's or Lenders' election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the release or compromise, in whole or in part, of the liability of any Obligor for the payment of any of the Obligations, (viii) any amendment or modification of any of the Financing Agreements or waiver of any Default or Event of Default thereunder, (ix) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, or any decrease in the same, (x) the disallowance of all or any portion of Agent's or any Lender's claims for the repayment of any of the Obligations under Section 502 of the Bankruptcy Code, or (xi) any other circumstance that might constitute a legal or equitable discharge or defense of any Borrower. After the occurrence and during the continuance of any Event of Default, Agent may proceed directly and at once, without notice to any Obligor, against any or all of Obligors to collect and recover all or any part of the Obligations, without first proceeding against any other Obligor or against any Collateral or other security for the payment or performance of any of the Obligations, and each Borrower waives any provision that might otherwise require Agent under Applicable Law to pursue or exhaust its remedies against any Collateral or Obligor before pursuing another Obligor. Each Borrower consents and agrees that Agent shall be under no obligation to marshall any assets in favor of any Obligor or against or in payment of any or all of the Obligations.

                           (c)      No Reduction in Liability for Obligations.
No payment or payments made by an Obligor or received or collected by Agent from a Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Borrower under this Agreement, each of whom shall remain jointly and severally liable for the payment and performance of all Loans and other Obligations until the Obligations are paid in full and this Agreement is terminated.

                           (d)      Contribution. Each Borrower is
unconditionally obligated to repay the Obligations as a joint and several obligor under this Agreement. If, as of any date, the aggregate amount of payments made by a Borrower on account of the Obligations and proceeds of such Borrower's Collateral that are applied to the Obligations exceeds the aggregate amount of Loan proceeds actually used by such Borrower in its business (such excess amount being referred to as an "Accommodation Payment"), then each of the other Borrowers (each such Borrower being referred to as a "Contributing Borrower") shall be obligated to make contribution to such Borrower (the "Paying Borrower") in an amount equal to (A) the product derived by multiplying the sum of each Accommodation Payment of each Borrower by the Allocable Percentage of the Borrower from whom contribution is sought less (B) the amount, if any, of the then outstanding Accommodation Payment of such Contributing Borrower (such last mentioned amount which is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Borrower by way of contribution hereunder, and to be decreased by any amounts theretofore received by such Contributing Borrower by way of contribution hereunder); provided, however, that a Paying Borrower's recovery of contribution hereunder from the other Borrowers shall be limited to that amount paid by the Paying Borrower in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Borrowers. As used herein, the term "Allocable Percentage" shall mean, on any date of determination thereof, a fraction the denominator of which shall be equal to the number of Borrowers who are parties to this Agreement on such date and the numerator of which shall be 1; provided, however, that such percentages shall be modified in the event that contribution from a Borrower is not possible by reason of insolvency, bankruptcy or otherwise by reducing such Borrower's Allocable Percentage equitably and by adjusting the Allocable Percentage of the other Borrowers proportionately so that the Allocable Percentages of all Borrowers at all times equals 100%.

                           (e)      Subordination. Each Borrower hereby
subordinates any claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Obligor, and any successor or assign of any other Obligor, including any trustee, receiver or debtor-in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the payment in full of all of the Obligations.

SECTION 7.        COLLATERAL REPORTING AND COVENANTS

                  7.1.     Collateral Reporting.

                           (a)      Borrowers shall provide Agent with the
following documents in a form satisfactory to Agent:

                                    (i)      on a weekly basis on or before
Tuesday of each week for the week ended on the immediately preceding Saturday (or if an Event of Default exists, more frequently as required by Agent), schedules of sales made, credits issued and cash received;


                                    (ii)     on a weekly basis on or before
Tuesday of each week for the week ended on the immediately preceding Saturday (or if an Event of Default exists, more frequently as required by Agent), (A) perpetual inventory reports, and (B) inventory reports by location, category and mix (and including the amounts of Inventory and the value thereof at any store, leased locations and premises of warehouses, processors or other third parties);


                                    (iii)    on a monthly basis, on or before
the first Tuesday after the last day of each of Borrowers' fiscal months, (A) an aging of inventory report which includes as the oldest category of inventory the inventory that is aged over 330 days, and (B) agings of accounts payable (and including information indicating the amounts owing to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral);


                                    (iv)     upon Agent's request, (A) copies
of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and (C) copies of purchase orders, invoices and delivery documents for Inventory acquired by any Borrower;


                                    (v)      on a monthly basis on or before
the twentieth (20th) day after the end of each of Borrowers' fiscal months, reports by retail store location of sales and contribution to Consolidated EBITDA for each such retail store location,

                                    (vi)     on a monthly basis, on or before
the fifth (5th) day of each calendar month, a written certificate that all rent payable by any Borrower with respect to each leased location of a Borrower had been paid as of the last day of the immediately preceding month and that all sales taxes payable by any Borrower through the last day of the immediately preceding month have been paid;

                                    (vii)    on a monthly basis, on or before
the 20th day after the end of each of Borrowers' fiscal months, a written report listing the address and lessor of each leased premises at which any Inventory is located, other than Borrowers' leased retail store locations; and

                                    (viii)   such other reports as to the
Collateral as Agent shall request from time to time.

                           (b)      If any Borrower's records or reports of the
Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Agent and to follow Agent's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

                  7.2.     Accounts Covenants.

                           (a)      Each Borrower shall notify Agent promptly
of the assertion of any material claims, offsets, defenses or counterclaims by any account debtor, Credit Card Issuer or Credit Card Processor or any disputes with any of such Persons or any settlement, adjustment or compromise thereof and (ii) all material adverse information relating to the financial condition of any account debtor, Credit Card Issuer or Credit Card Processor. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor, Credit Card Issuer or Credit Card Processor except in the ordinary course of a Borrower's business in accordance with the current practices of a Borrower as in effect on the date hereof. So long as no Event of Default exists or has occurred and is continuing, Borrowers shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor, Credit Card Issuer, or Credit Card Processor. At any time that an Event of Default exists or has occurred and is continuing, Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors, Credit Card Issuers or Credit Card Processors or grant any credits, discounts or allowances.

                           (b)      Each Borrower shall notify Agent promptly
of: (i) any notice of a material default by such Borrower under any of the Credit Card Agreements or of any default which might result in the Credit Card Issuer or Credit Card Processor ceasing to make payments or suspending payments to such Borrower, (ii) any notice from any Credit Card Issuer or Credit Card Processor that such Person is ceasing or suspending, or will cease or suspend, any present or future payments due or to become due to such Borrower from such Person, or that such Person is terminating or will terminate any of the Credit Card Agreements, and (iii) the failure of such Borrower to comply with any material terms of the Credit Card Agreements or any terms thereof which might result in the Credit Card Issuer or Credit Card Processor ceasing or suspending payments to such Borrower.

                           (c)      With respect to each Account: (i) no
payments shall be made thereon except payments delivered to Agent pursuant to the terms of this Agreement, (ii) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Agent in accordance with the terms of this Agreement and (iii) none of the transactions giving rise thereto will violate any applicable State or Federal Laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

                           (d)      Agent may, at any time or times that an
Event of Default exists or has occurred, (i) unless such amounts are already being directly deposited in the Agent Payment Account, notify any or all account debtors, Credit Card Issuers and Credit Card Processors that the Accounts have been assigned to Agent and that Agent has a security interest therein and Agent may direct any or all account debtors, Credit Card Issuers and Credit Card Processors to make payments of Accounts directly to Agent, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Agent shall not be liable for its failure to collect or enforce the payment thereof not for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Agent may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Agent's request, all invoices and statements sent to any account debtor, Credit Card Issuer or Credit Card Processor shall state that the Accounts due from such account debtor, Credit Card Issuer or Credit Card Processor and such other obligations have been assigned to Agent and are payable directly and only to Agent, and each Borrower shall deliver to Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agent may require.

                           (e)      Agent shall have the right at any time or
times, in Agent's name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

                           (f)      Each Borrower shall deliver or cause to be
delivered to Agent, with appropriate endorsement and assignment, with full recourse to such Borrower, all chattel paper and instruments which such Borrower now owns or may at any time acquire immediately upon such Borrower's receipt thereof, except as Agent may otherwise agree in writing.

                  7.3.     Inventory Covenants. With respect to the Inventory:
(a) each Borrower shall at all times maintain inventory records reasonably satisfactory to Agent, keeping correct and accurate records itemizing and describing the kind, type, quality, quantity and aging of Inventory, such Borrower's cost therefor and daily withdrawals therefrom and additions thereto;
(b) each Borrower shall conduct a physical count of the Inventory at least once each year, but at any time or times as Agent may request on or after an Event of Default, and promptly following such physical inventory shall supply Agent with a report in the form and with such specificity as may be reasonably satisfactory to Agent concerning such physical count; (c) no Borrower shall remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Agent, except for sales of Inventory in the ordinary course of a Borrower's business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon Agent's request, Borrowers shall, at its expense, no more than two times in any twelve (12) month period, but at any time or times as Agent may request at Agent's expense, or at any time or times as Agent may request at Borrowers' expense on or after an Event of Default, deliver or cause to be delivered to Agent written reports or appraisals or appraisal updates as to the Inventory in form, scope and methodology acceptable to Agent and by an appraiser acceptable to Agent, addressed to Agent and upon which Agent is expressly permitted to rely; (e) upon Agent's request, Borrowers shall, at their expense, conduct through RGIS Inventory Specialists, Inc. or another inventory counting service acceptable to Agent, a physical count of the Inventory in form, scope and methodology acceptable to Agent no more than once in any twelve (12) month period, but at any time or times as Agent may request on or after an Event of Default or at any time or times as Agent may request in the event of test count variances is in excess of 5% of the Cost of all Eligible Inventory, the results of which shall be reported directly by such inventory counting service to Agent and Borrowers shall promptly deliver confirmation in a form satisfactory to Agent that appropriate adjustments have been made to the inventory records of each Borrower to reconcile the inventory count to each Borrower's inventory records; (f) each Borrower shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with Applicable Law (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (g) each Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (h) no Borrower shall sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate a Borrower to repurchase such Inventory except for the right of return given to retail customers of a Borrower in the ordinary course of the business of a Borrower in accordance with the then current return policy of such Borrower; (i) each Borrower shall keep the Inventory in good and marketable condition; and (j) no Borrower shall acquire or accept any Inventory on consignment or approval.

                  7.4.     [Reserved]

                  7.5. Power of Attorney. Each Borrower hereby irrevocably designates and appoints Agent (and all persons designated by Agent) as such Borrower's true and lawful attorney-in-fact, and authorizes Agent, in such Borrower's, or Agent's name, to: (a) at any time an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Borrower's rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Agent deems advisable,
(v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by Agent, and open and dispose of all mail addressed to such Borrower and handle and store all mail relating to the Collateral; and (ix) do all acts and things which are necessary, in Agent's determination, to fulfill such Borrower's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Agent or any Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received, (iii) endorse such Borrower's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Agent and any Lender and deposit the same in Agent's account for application to the Obligations, (iv) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (v) sign such Borrower's name on any verification of Receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof. Each Borrower hereby releases Agent and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Agent's or any Lender's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

                  7.6. Right to Cure. Agent may, at its option, upon notice to Borrower Agent, (a) cure any default by any Borrower under any material agreement with a third party that affects the Collateral, its value or the ability of Agent to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Agent or any Lender therein or the ability of any Borrower or any other Obligor to perform its obligations hereunder or under any of the other Financing Agreements, (b) pay or bond on appeal any judgment entered against any Borrower, (c) discharge taxes, Liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Agent's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Agent and Lenders with respect thereto. Agent may add any amounts so expended to the Obligations and charge Borrowers' account therefor, such amounts to be repayable by Borrowers on demand. Agent and Lenders shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of any Borrower or any other Obligor. Any payment made or other action taken by Agent or any Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

                  7.7. Access to Premises. From time to time as requested by Agent or Term Lender, at the cost and expense of Borrowers, (a) Agent, Term Lender or their respective designees shall have complete access to all of each Borrower premises during normal business hours and after notice to, or at any time and without notice to any Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrowers' books and records, including the Records, and (b) each Borrower shall promptly furnish to Agent such copies of such books and records or extracts therefrom as Agent may request, and (c) Agent or any Lender or Agent's designee may use during normal business hours such of each Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Receivables and realization of other Collateral.

                  7.8. Sales Taxes. Borrowers shall segregate collections of sales tax in a separate Blocked Account at any time upon Agent's request if an Event of Default exists.

SECTION 8.        REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans by Lenders to Borrowers:

                  8.1. Corporate Existence, Power and Authority. Each Borrower is a corporation duly organized and in good standing under the laws of its state of incorporation or organization and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder (a) are all within such Borrower's corporate powers, (b) have been duly authorized, (c) are not in contravention of law or the terms of such Borrower's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound and (d) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any Lien, security interest, charge or other encumbrance upon any property of such Borrower. This Agreement and the other Financing Agreements to which a Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms.

                  8.2. Name; State of Organization; Chief Executive Office; Collateral Locations.

                           (a)      The exact legal name of each Borrower is as
set forth on the signature page of this Agreement and in the Information Certificate applicable to such Borrower. No Borrower has, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.

                           (b)      Each Borrower is an organization of the
type and organized in the jurisdiction set forth in the Information Certificate applicable to such Borrower. The Information Certificate accurately set forth the organizational identification numbers of each Borrower or accurately state that such Borrower has none and accurately set forth the federal employer identification number of each Borrower.

                           (c)      The chief executive office and mailing
address of each Borrower and each Borrower's Records concerning Accounts are located only at the address identified as such in SCHEDULE 8.2 to the Information Certificate and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in SCHEDULE
8.2 to the Information Certificate applicable to such Borrower, subject to the rights of Borrowers to establish new locations in accordance with SECTION 9.2 below. The Information Certificate correctly identify any of such locations which are not owned by a Borrower and set forth the owners and/or operators thereof.

                  8.3. Financial Statements; No Material Adverse Change. All financial statements relating to Borrowers which have been or may hereafter be delivered by Borrowers to Agent and Lenders have been prepared in accordance with GAAP (except as to any interim financial statements, to the extent such statements are subject to normal year-end adjustments and do not include any notes) and fairly present in all material respects the financial condition and the results of operation of each Borrower as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrowers to Agent prior to the date of this Agreement, there has been no act, condition or event which has had or is reasonably likely to have a Material Adverse Effect since the date of the most recent audited financial statements of Borrowers furnished by Borrowers to Agent prior to the date of this Agreement.

                  8.4. Priority of Liens; Title to Properties. The security interests and Liens granted to Agent under this Agreement and the other Financing Agreements constitute valid and perfected first priority Liens and security interests in and upon the Collateral subject only to the Liens indicated on SCHEDULE 8.4 to the Information Certificate and the other Liens permitted under SECTION 9.8 hereof. Each Borrower has good and marketable fee simple title to or valid leasehold interests in all of its Real Property and good, valid and merchantable title to all of its other properties and assets subject to no Liens, of any kind, except those granted to Agent and such others as are specifically listed on SCHEDULE 8.4 to the Information Certificate or permitted under SECTION 9.8 hereof.

                  8.5. Tax Returns. Each Borrower has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

                  8.6. Litigation. Except as set forth on SCHEDULE 8.6 to the Information Certificate, (a) there is no investigation by any Governmental Authority pending, or to the best of each Borrower's knowledge threatened, against or affecting any Borrower, its or their assets or business and (b) there is no action, suit, proceeding or claim by any Person pending, or to the best of each Borrower's knowledge threatened, against any Borrower or its or their assets or goodwill, or against or affecting any transactions contemplated by this Agreement, in each case, which if adversely determined against such Borrower has or could reasonably be expected to have a Material Adverse Effect.

                  8.7.     Compliance with Other Agreements and Applicable
Laws.

                           (a)      No Borrower is in default in any respect
under, or in violation in any respect of the terms of, any material agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound. Each Borrower is in compliance with the requirements of all Applicable Laws, rules, regulations and orders of any Governmental Authority relating to its respective business, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, ERISA, the Code, as amended, and the rules and regulations thereunder, and all Environmental Laws.

                           (b)      Each Borrower has obtained all material
permits, licenses, approvals, consents, certificates, orders or authorizations of any Governmental Authority required for the lawful conduct of its business (the "Permits"). All of the Permits are valid and subsisting and in full force and effect. There are no actions, claims or proceedings pending or to the best of each Borrower's knowledge, threatened that seek the revocation, cancellation, suspension or modification of any of the Permits.

                  8.8.     Environmental Compliance.

                           (a)      Except as set forth on SCHEDULE 8.8 to the
Information Certificate or in that certain Phase I Environmental Assessment with respect to the Real Property subject to the Mortgage dated October, 2000, prepared by Water & Air Research, Inc. for Parent and Agent (the "Phase I Report"), neither any Borrower nor any of its Subsidiaries has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates in any material respect any applicable Environmental Law or Permit, and the operations of each Borrower and each of its Subsidiaries complies in all material respects with all Environmental Laws and all Permits.

                           (b)      Except as set forth on SCHEDULE 8.8 to the
Information Certificate or the Phase I report, there has been no investigation by any Governmental Authority or any proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other person nor is any pending or to the best of each Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by any Borrower or any of its Subsidiaries or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which adversely affects or could reasonably be expected to adversely affect in any material respect any Borrower or its business, operations or assets or any properties at which any Borrower has transported, stored or disposed of any Hazardous Materials.

                           (c)      Except as set forth on SCHEDULE 8.8 to the
Information Certificate or the Phase I report, no Borrower nor any of its Subsidiaries has material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                           (d)      Each Borrower and each of its Subsidiaries
have all Permits required to be obtained or filed in connection with the operations of such Borrower under any Environmental Law and all of such licenses, certificates, approvals or similar authorizations and other Permits are valid and in full force and effect.

                  8.9.     Employee Benefits.

                           (a)      Each Plan is in compliance in all material
respects with the applicable provisions of ERISA, the Code and other Federal or State law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination, opinion or notification letter from the Internal Revenue Service and to the best of each Borrower's knowledge, nothing has occurred which would cause the loss of such qualification.

Each Borrower and its ERISA Affiliates have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                           (b)      There are no pending, or to the best of
each Borrower's knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan (other than claims for benefits made in the ordinary course of the operation of the Plan). To the best of each Borrower's knowledge, there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

                           (c)      (i) No ERISA Event has occurred or is
reasonably expected to occur; (ii) the current value of each Plan's assets (determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code) are not less than such Plan's liabilities under Section 4001(a)(16) of ERISA; (iii) no Borrower nor any of its ERISA Affiliates, has incurred and do not reasonably expect to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Borrower nor any of its Affiliates, has incurred and do not reasonably expect to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Borrower nor any of its ERISA Affiliates, has engaged in a transaction that would be subject to Section 4069 or 4212(c) of ERISA with respect to any Plan subject to Title IV of ERISA.

                  8.10. Bank Accounts. All of the deposit accounts, investment accounts or other accounts in the name of or used by any Borrower maintained at any bank or other financial institution are set forth on SCHEDULE
8.10 to the Information Certificate, subject to the right of each Borrower to establish new accounts in accordance with SECTION 5.2 hereof.

                  8.11. Intellectual Property. Each Borrower owns or licenses or otherwise has the right to use all Intellectual Property necessary for the operation of its business as presently conducted or proposed to be conducted. As of the date hereof, no Borrower has any Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in SCHEDULE 8.11 to the Information Certificate and has not granted any licenses with respect thereto other than as set forth in
SCHEDULE 8.11 to the Information Certificate. No event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of such rights. To the best of each Borrower's knowledge, no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any Intellectual Property presently contemplated to be sold by or employed by such Borrower infringes any patent, trademark, service mark, tradename, copyright, license or other Intellectual Property owned by any other Person presently and no claim or litigation is pending or threatened against or affecting such Borrower contesting its right to sell or use any such Intellectual Property.
SCHEDULE 8.11 to the Information Certificate sets forth all of the agreements or other arrangements of Borrowers pursuant to which any Borrower has a license or other right to use any trademarks, logos, designs, representations or other Intellectual Property owned by another person as in effect on the date hereof and the dates of the expiration of such agreements or other arrangements of any Borrower as in effect on the date hereof (collectively, together with such agreements or other arrangements as may be entered into by any Borrower after the date hereof, collectively, the "License Agreements" and individually, a "License Agreement"). No trademark, service mark, copyright or other Intellectual Property at any time used by any Borrower which is owned by another person, or owned by any Borrower subject to any security interest, Lien, collateral assignment, pledge or other encumbrance in favor of any Person other than Agent, is affixed to any Eligible Inventory, except (a) to the extent permitted under the term of the license agreements listed on SCHEDULE 8.11 to the Information Certificate and (b) to the extent the sale of Inventory to which such Intellectual Property is affixed is permitted to be sold by such Borrower under Applicable Law (including the United States Copyright Act of 1976).

                  8.12.    Subsidiaries; Affiliates; Capitalization; Solvency.

                           (a)      No Borrower has any direct or indirect
Subsidiaries or Affiliates nor is any Borrower engaged in any joint venture or partnership except as set forth in SCHEDULE 8.12 to the Information Certificate.

                           (b)      Each Borrower is the record and beneficial
owner of all of the issued and outstanding shares of Capital Stock of each of its Subsidiaries listed on SCHEDULE 8.12 to its Information Certificate as being owned by such Borrower and there are no proxies, irrevocable or otherwise, with respect to such shares and no equity securities of any of the Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any kind or nature and there are no contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of it Capital Stock or securities convertible into or exchangeable for such shares.

                           (c)      The issued and outstanding shares of
Capital Stock of each Borrower are directly and beneficially owned and held by the persons indicated in the Information Certificate, and in each case all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, Liens, pledges and encumbrances of any kind, except as disclosed in writing to Agent prior to the date hereof.

                           (d)      Each Borrower is Solvent and will continue
to be Solvent after the creation of the Obligations, the security interests of Agent and the other transaction contemplated hereunder.

                  8.13.    Labor Disputes.

                           (a)      Set forth on SCHEDULE 8.13 to each
Information Certificate is a list (including dates of termination) of all collective bargaining or similar agreements between or applicable to any Borrower and any union, labor organization or other bargaining agent in respect of the employees of any Borrower on the date hereof.

                           (b)      There is (i) no significant unfair labor
practice complaint pending against any Borrower or, to the best of each Borrower's knowledge, threatened against it, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending on the date hereof against any Borrower or, to best of each Borrower's knowledge, threatened against it, and (ii) no significant strike, labor dispute, slowdown or stoppage is pending against any Borrower or, to the best of each Borrower's knowledge, threatened against any Borrower.

                  8.14. Restrictions on Subsidiaries. Except for restrictions contained in this Agreement or any other agreement with respect to Indebtedness of any Borrower permitted hereunder as in effect on the date hereof, there are no contractual or consensual restrictions on any Borrower or any of its Subsidiaries which prohibit or otherwise restrict (a) the transfer of cash or other assets (i) between any Borrower and any of its Subsidiaries or
(ii) between any Subsidiaries of any Borrower or (b) the ability of any Borrower or any of its Subsidiaries to incur Indebtedness or grant security interests to Agent or any Lender in the Collateral.

                  8.15. Material Contracts. SCHEDULE 8.15 to each Information Certificate sets forth all Material Contracts to which a Borrower is a party or is bound as of the date hereof. Each Borrower has delivered true, correct and complete copies of such Material Contracts to Agent on or before the date hereof. No Borrower is in breach or in default in any material respect of or under any Material Contract and no Borrower has received any notice of the intention of any other party thereto to terminate any Material Contract.

                  8.16. Payable Practices. No Borrower has made any material change in the historical accounts payable practices from those in effect immediately prior to the date hereof.

                  8.17. Accuracy and Completeness of Information. All information furnished by or on behalf of each Borrower in writing to Agent or any Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a Material Adverse Affect, which has not been fully and accurately disclosed to Agent in writing prior to the date hereof.

                  8.18. Credit Card Agreements. Set forth in SCHEDULE 8.18 hereto is a correct and complete list of (a) all of the Credit Card Agreements and all other agreements, documents and instruments existing as of the date hereof between or among a Borrower, any of its Affiliates, the Credit Card Issuers, the Credit Card Processors and any of their Affiliates, (b) the percentage of each sale payable to the Credit Card Issuer or Credit Card Processor under the terms of the Credit Card Agreements, (c) all other fees and charges payable by a Borrower under or in connection with the Credit Card Agreements and (d) the term of such Credit Card Agreements. The Credit Card Agreements constitute all of such agreements necessary for each Borrower to operate its business as presently conducted with respect to credit cards and debit cards and no Accounts of any Borrower arise from purchases by customers of Inventory with credit cards or debit cards, other than those which are issued by Credit Card Issuers with whom a Borrower has entered into one of the Credit Card Agreements set forth on SCHEDULE 8.18 hereto or with whom a Borrower has entered into a Credit Card Agreement in accordance with SECTION
9.21 hereof. Each of the Credit Card Agreements constitutes the legal, valid and binding obligations of a Borrower and to the best of each Borrower's knowledge, the other parties thereto, enforceable in accordance with their respective terms and are in full force and effect. No default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a default or an event of default under any of the Credit Card Agreements exists or has occurred. Borrowers and the other parties thereto have complied with all of the terms and conditions of the Credit Card Agreements to the extent necessary for any Borrower to be entitled to receive all payments thereunder. Each Borrower has delivered, or caused to be delivered to Agent, true, correct and complete copies of all of the Credit Card Agreements.

                  8.19. Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Agent and Lenders on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Agent and Lenders regardless of any investigation made or information possessed by Agent or any Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which any Borrower shall now or hereafter give, or cause to be given, to Agent or any Lender.

SECTION 9.        AFFIRMATIVE AND NEGATIVE COVENANTS

                  9.1.     Maintenance of Existence.

                           (a)      Each Borrower shall at all times preserve,
renew and keep in full force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all licenses, trademarks, tradenames, approvals, authorizations, leases, contracts and Permits necessary to carry on the business as presently or proposed to be conducted.

                           (b)      No Borrower shall change its name unless
each of the following conditions is satisfied: (i) Agent shall have received not less than thirty (30) days prior written notice from such Borrower of such proposed change in its corporate name, which notice shall accurately set forth the new name; and (ii) Agent shall have received a copy of the amendment to the Certificate of Incorporation of such Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation or organization of such Borrower as soon as it is available.

                           (c)      No Borrower shall change its chief
executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Agent shall have received not less than thirty (30) days' prior written notice from such Borrower of such proposed change, which notice shall set forth such information with respect thereto as Agent may require and Agent shall have received such agreements as Agent may reasonably require in connection therewith. No Borrower shall change its type of organization, jurisdiction of organization or other legal structure.

                  9.2. New Collateral Locations. A Borrower may only open any new location within the continental United States provided such Borrower
(a) gives Agent thirty (30) days
prior written notice of the intended opening of any such new location, if such new location is not a new warehouse location, and (b) executes and delivers, and uses its best efforts to cause the owner or lessor of such location to execute and deliver, to Agent such agreements, documents, and instruments as Agent may deem reasonably necessary or desirable to protect its interests in the Collateral at such location. A Borrower may only lease, occupy or use any new warehouse location provided such Borrower (i) gives Agent written notice of such new location, including its address and the name and address of its owner or lessor within five (5) days after such Borrower occupies or delivers Inventory to such warehouse, and (ii) executes and delivers, and uses its best efforts to cause the owner or lessor of such warehouse to execute and deliver, to Agent such agreements, documents, and instruments as Agent may deem reasonably necessary or desirable to protect its interests in the Collateral at such location.

                  9.3.     Compliance with Laws, Regulations, Etc.

                           (a)      Each Borrower shall, and shall cause each
of its Subsidiaries to, at all times, comply in all material respects with all laws, rules, regulations, licenses, approvals, orders and other Permits applicable to it and duly observe in all material respects all requirements of any foreign, Federal, State or local Governmental Authority, including ERISA, the Code, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including all of the Environmental Laws.

                           (b)      Each Borrower shall give written notice to
Agent immediately upon such Borrower's receipt of any notice of, or such Borrower's otherwise obtaining knowledge of, (i) the occurrence of any event involving the release, spill or discharge, threatened or actual, of any Hazardous Material or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by such Borrower or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material other than in the ordinary course of business and other than as permitted under any applicable Environmental Law. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by such Borrower to Agent. Each Borrower shall take prompt action to respond to any material non-compliance with any of the Environmental Laws and shall regularly report to Agent on such response.

                           (c)      Without limiting the generality of the
foregoing, whenever Agent reasonably determines that there is non-compliance, or any condition which requires any action by or on behalf of a Borrower in order to avoid any non-compliance, with any Environmental Law, that could reasonably be expected to have a Material Adverse Effect, such Borrower shall, at Agent's request and Borrowers' expense: (i) cause an independent environmental engineer reasonably acceptable to Agent to conduct such tests of the site where non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Agent a report as to such non-compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Agent a supplemental report of such engineer whenever the scope of such non-compliance, or such Borrower's response thereto or the estimated costs thereof, shall change in any material respect.

                           (d)      Each Borrower shall indemnify, defend and
hold harmless Agent and Lenders and their respective directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of a Borrower and the preparation and implementation of any closure, remedial or other required plans. All representations, warranties, covenants and indemnifications in this SECTION 9.3 shall survive the payment of the Obligations and the termination of this Agreement.

                  9.4. Payment of Taxes and Claims. Each Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or such Subsidiary, as the case may be, and with respect to which adequate reserves have been set aside on its books. Borrowers shall be jointly and severally liable for any tax or penalties imposed on Agent or any Lender as a result of the financing arrangements provided for herein and each Borrower agrees to indemnify and hold Agent harmless with respect to the foregoing, and to repay to Agent, for the benefit of Lenders, on demand the amount thereof, and until paid by Borrowers such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Borrowers to pay any income or franchise taxes attributable to the income of Lenders from any amounts charged or paid hereunder to Lenders. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Agreement.

                  9.5. Insurance. Each Borrower shall, and shall cause each of its Subsidiaries to, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be reasonably satisfactory to Agent as to form, amount and insurer. Each Borrower shall furnish certificates, policies or endorsements to Agent as Agent shall reasonably require as proof of such insurance, and, if any Borrower fails to do so, Agent is authorized, but not required, to obtain such insurance at the expense of Borrowers. All policies shall provide for at least thirty (30) days prior written notice to Agent of any cancellation or reduction of coverage and that Agent may act as attorney for each Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Each Borrower shall cause Agent to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrowers shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Agent. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Agent as its interests may appear and further specify that

Agent and Lenders shall be paid regardless of any act or omission by any Borrower or any of its or their Affiliates.

                  9.6.     Financial Statements and Other Information.

                           (a)      Each Borrower shall, and shall cause each
of its Subsidiaries to, keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of such Borrower and its Subsidiaries in accordance with GAAP. Each Borrower shall promptly furnish to Agent and Lenders all such financial and other information as Agent shall reasonably request relating to the Collateral and the assets, business and operations of such Borrower, and to notify the auditors and accountants of such Borrower that Agent is authorized to obtain such information directly from them. Without limiting the foregoing, Borrowers shall furnish or cause to be furnished to Agent, the following: (i) within thirty (30) days after the end of each fiscal month (unless such month is the last month of a fiscal quarter, and then within forty-five (45) days after the end of such month, and if the initial public offering of Parent occurs, concurrently with each delivery of its 10-Q for any period), monthly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and their Subsidiaries as of the end of and through such fiscal month, certified to be correct by the chief financial officer of Borrowers, subject to normal year-end adjustments and no footnotes and accompanied by a compliance certificate substantially in the form of EXHIBIT C hereto, along with a schedule in a form satisfactory to Agent of the calculations used in determining, as of the end of such month, whether Borrower are in compliance with the covenants set forth in SECTIONS 9.17 and 9.19 of this Agreement for such month and (ii) within ninety (90) days after the end of each Fiscal Year, audited consolidated financial statements and unaudited consolidating financial statements of Borrowers and their Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and their Subsidiaries as of the end of and for such Fiscal Year, together with the unqualified opinion (which shall not contain a "going concern" qualification) of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by Borrowers and acceptable to Agent, that such audited consolidated financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrowers and their Subsidiaries as of the end of and for the Fiscal Year then ended.

                           (b)      Borrowers shall promptly notify Agent in
writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to Collateral having a value of more than $250,000 or which if adversely determined would result in any material adverse change in any Borrower's business, properties, assets, goodwill or condition, financial or otherwise, (ii) any Material Contract being terminated or amended or any new Material Contract entered into (in which event Borrowers shall provide Agent with a copy of such Material Contract), (iii) any order, judgment or decree in excess of $250,000 shall have been entered against any Borrower any of its properties or assets, (iv) any notification of a material violation of laws or regulations received by any Borrower, (v) any ERISA Event, and (vi) the occurrence of any Default or Event of Default.

                           (c)      Each Borrower shall promptly after the
sending or filing thereof furnish or cause to be furnished to Agent copies of all reports which such Borrower sends to its stockholders generally and copies of all reports and registration statements which such Borrower files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

                           (d)      Each Borrower shall furnish or cause to be
furnished to Agent such budgets, forecasts, projections and other information respecting the Collateral and the business of such Borrower, as Agent may, from time to time, reasonably request. Agent is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of such Borrower to any court or other Governmental Authority, or to any Lender or Participant or prospective Lender or Participant, or any Affiliate of any Lender or Participant, subject to SECTION 13.5 hereof. Each Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Agent, at Borrowers' expense, copies of the financial statements of Borrowers and any reports or management letters prepared by such accountants or auditors on behalf of Borrowers and to disclose to Agent and Lenders such information as they may have regarding the business of any Borrower. Any documents, schedules, invoices or other papers delivered to Agent or any Lender may be destroyed or otherwise disposed of by Agent or such Lender one (1) year after the same are delivered to Agent or such Lender, except as otherwise designated by party to Agent or such Lender in writing.

                  9.7. Sale of Assets, Consolidation, Merger, Dissolution, Etc. No Borrower shall, and shall not permit any of its Subsidiaries to, directly or indirectly,

                           (a)      merge into or with or consolidate with any
other Person or permit any other Person to merge into or with or consolidate with it;

                           (b)      sell, assign, lease, transfer, abandon or
otherwise dispose of any Capital Stock or Indebtedness to any other Person or any of its assets to any other Person, except for

                                    (i)      sales of Inventory in the ordinary
course of business,

                                    (ii)     the sale or other disposition of
Equipment (including worn-out or obsolete Equipment or Equipment no longer used or useful in the business of Borrower) so long as such sales or other dispositions do not involve Equipment having an aggregate fair market value in excess of $500,000 for all such Equipment disposed of by all Borrowers in any Fiscal Year of Borrowers, and

                                    (iii)    the issuance of Capital Stock of a
Borrower consisting of common stock pursuant to an employee stock option or grant or similar equity plan or 401(k) plans of a Borrower for the benefit of its employees, directors and consultants, provided, that, in no event shall any Borrower be required to issue, or shall any Borrower issue,

Capital Stock pursuant to such stock plans or 401(k) plans which would result in a Change of Control or other Event of Default,

                                    (iv)     sales or other dispositions by a
Borrower of assets in connection with the closing or sale of a retail store location of a Borrower in the ordinary course of a Borrower's business, which assets consist of leasehold interests in the premises of such store, the Equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such store; provided, that, as to each and all such closures of retail stores, (A) on the date of, and after giving effect to, any such retail store closure, Borrowers shall not have closed retail store locations accounting for more than $2,000,000 of Consolidated EBITDA in the immediately preceding twelve (12) fiscal month period, and (B) Agent shall have received not less than ten (10) Business Days prior written notice of such closure; and provided further that, as to each and all such sales of retail stores (V) on the date of, and after giving effect to, any such retail store sale in any calendar year, Borrowers shall not have sold retail store locations accounting for more than five percent (5%) of all sales of all Borrowers in the immediately preceding twelve (12) fiscal month period,
(W) Agent shall have received not less than ten (10) Business Days prior written notice of such sale, which notice shall set forth in reasonable detail satisfactory to Agent the parties to such sale, the assets to be sold or otherwise disposed of, the purchase price and the manner of payment thereof and such other information with respect thereto as Agent may request, (X) as of the date of such sale or other disposition and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (Y) such sale shall be on commercially reasonable prices and terms in a bona fide arm's length transaction, and (Z) any and all net proceeds payable or delivered to any Borrower in respect of such sale or other disposition shall be paid or deposited into the Agent Payment Account or, as and when required by SECTION 2.3(d) hereof, paid or delivered to Agent as a prepayment on the Term Loan, and

                                    (v)      the sale or transfer of Capital
Stock of Parent in connection with Parent's initial public offering or any subsequent public offering of Capital Stock of Parent;

                           (c)      wind up, liquidate or dissolve; or

                           (d)      agree to do any of the foregoing.

                  9.8. Encumbrances. No Borrower shall, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any nature whatsoever on any of its assets or properties, including the Collateral, except:

                           (a)      Liens of Agent for itself and the benefit
of Lenders;

                           (b)      Liens securing the payment of taxes,
assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrowers or their Subsidiaries, as the case may be and with respect to which adequate reserves have been set aside on its books;

                           (c)      non-consensual statutory Liens (other than
liens securing the payment of taxes) arising in the ordinary course of a Borrower's or its Subsidiary's business to the extent: (i) such liens secure Indebtedness which is not overdue or (ii) such Liens secure Indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or its Subsidiary, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

                           (d)      zoning restrictions, easements, licenses,
covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of a Borrower or its Subsidiaries as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto;

                           (e)      purchase money security interests in
Equipment (including Capital Leases) and purchase money mortgages on Real Property to secure Indebtedness permitted under SECTION 9.9(b) hereof;

                           (f)      pledges and deposits of cash by a Borrower
after the date hereof in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits consistent with the current practices of such Borrower as of the date hereof;

                           (g)      pledges and deposits of cash by a Borrower
after the date hereof to secure the performance of tenders, bids, leases, trade contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations in each case in the ordinary course of business consistent with the current practices of such Borrower as of the date hereof; provided, that, in connection with any performance bonds issued by a surety or other person, the issuer of such bond shall have waived in writing any rights in or to, or other interest in, any of the Collateral in an agreement, in form and substance satisfactory to Agent;

                           (h)      Liens arising from (i) operating leases and
the precautionary UCC financing statement filings in respect thereof and (ii) equipment or other materials which are not owned by a Borrower located on the premises of such Borrower (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and consistent with current practices of such Borrower and the precautionary UCC financing statement filings in respect thereof;

                           (i)      judgments and other similar liens arising in
connection with court proceedings that do not constitute an Event of Default, provided, that, (i) such Liens are being contested in good faith and by appropriate proceedings diligently pursued, (ii) adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor,
(iii) a stay of enforcement of any such liens is in effect and (iv) Agent may establish a Reserve with respect thereto; and

                           (j)      the security interests and liens set forth
on SCHEDULE 8.4 to the Information Certificate.

         9.9. Indebtedness. No Borrower shall, nor shall it permit any of its Subsidiaries to, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly), the Indebtedness, performance, obligations or dividends of any other Person, except:

                  (a)      the Obligations;

                  (b) purchase money Indebtedness (including Capital Leases) arising after the date hereof to the extent secured by purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property not to exceed $2,500,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of any Borrower or any Subsidiary other than the Equipment or Real Property so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment or Real Property so acquired, as the case may be;

                  (c) guarantees by a Borrower of the Obligations of the other Borrowers in favor of Agent for the benefit of Lenders;

                  (d) the Indebtedness of a Borrower to any other Borrower arising after the date hereof pursuant to loans by such Borrower permitted under
SECTION 9.10(g) hereof;

                  (e) unsecured Indebtedness of a Borrower arising after the date hereof to any third Person (but not to any other Borrower ), provided, that, each of the following conditions is satisfied as determined by Agent and the Term Lender: (i) such Indebtedness shall be on terms and conditions acceptable to Agent and the Term Lender and shall be subject and subordinate in right of payment to the right of Agent, the Term Lender and the other Lenders to receive the prior indefeasible payment and satisfaction in full payment of all of the Obligations pursuant to the terms of an intercreditor agreement between Agent and such third party, in form and substance satisfactory to Agent, (ii) Agent shall have received not less than ten (10) days prior written notice of the intention of such Borrower to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent the amount of such Indebtedness, the Person or Persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Agent may request with respect thereto, (iii) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness,
(iv) except as Agent and the Term Lender may otherwise agree in writing, all of the proceeds of the loans or other accommodations giving rise to such Indebtedness shall be paid to Agent for application to the Obligations in such order and manner as Agent and Term Lender may determine, (v) as of the date of incurring such Indebtedness and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (vi) such Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto, except, that, Borrower may, after prior written notice to

Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness (except pursuant to regularly scheduled payments permitted herein), or set aside or otherwise deposit or invest any sums for such purpose, and (vii) such Borrower shall furnish to Agent all notices or demands in connection with such Indebtedness either received by such Borrower or on its behalf promptly after the receipt thereof, or sent by such Borrower or on its behalf concurrently with the sending thereof, as the case may be;

                  (f) the Indebtedness set forth on SCHEDULE 9.9 to the Information Certificate; provided, that, (i) a Borrower may only make payments of principal and interest in respect of such Indebtedness in accordance with the terms of the Subordination Agreement, (ii) such Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof except, that, such Borrower may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or
(B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) such Borrower shall furnish to Agent all notices or demands in connection with such Indebtedness either received by such Borrower or on its behalf, promptly after the receipt thereof, or sent by such Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

         9.10. Loans, Investments, Etc. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the Capital Stock (other than the purchase of Capital Stock of Parent in connection with Parent's initial public offering) or Indebtedness or all or a substantial part of the assets or property of any Person, or form or acquire any Subsidiaries, or agree to do any of the foregoing, except:

                           (a)      the endorsement of instruments for
collection or deposit in the ordinary course of business;

                           (b)      investments in cash or Cash Equivalents,
provided, that, (i) no Loans are then outstanding and (ii) the terms and conditions of SECTION 5.2 hereof shall have been satisfied with respect to the deposit account, investment account or other account in which such cash or Cash Equivalents are held;

                           (c)      the existing equity investments of a
Borrower as of the date hereof in its Subsidiaries, provided, that, no Borrower shall have any further obligations or liabilities to make any capital contributions or other additional investments or other payments to or in or for the benefit of any of such Subsidiaries;

                           (d)      loans and advances by a Borrower to
employees of such Borrower (i) not to exceed the principal amount of $250,000 in the aggregate at any time outstanding for all Borrowers and their Subsidiaries: (A) reasonably and necessary work-related travel or other ordinary business expenses to be incurred by such employee in connection with their work for such Borrower and (B) reasonable and necessary relocation expenses of such employees (including home mortgage financing for relocated employees); and (ii) not to exceed the principal amount of $1,000,000 in the aggregate at any time outstanding for all Borrowers and their Subsidiaries to permit such employees to purchase Capital Stock in such Borrower so long as no Default or Event of Default shall exist or have occurred and be continuing;

                           (e)      stock or obligations issued to a Borrower by
any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to such Borrower in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, the original of any such stock or instrument evidencing such obligations shall be promptly delivered to Agent, upon Agent's request, together with such stock power, assignment or endorsement by such Borrower as Agent may request;

                           (f)      obligations of account debtors to a Borrower
arising from Accounts which are past due evidenced by a promissory note made by such account debtor payable to such Borrower; provided, that, promptly upon the receipt of the original of any such promissory note by such Borrower, such promissory note shall be endorsed to the order of Agent by such Borrower and promptly delivered to Agent as so endorsed;

                           (g)      the loans and advances set forth on SCHEDULE
9.10 to the Information Certificate; provided, that, as to such loans and advances, (i) no Borrower shall, directly or indirectly, amend, modify, alter or change the terms of such loans and advances or any agreement, document or instrument related thereto and (ii) each Borrower shall furnish to Agent all notices or demands in connection with such loans and advances either received by such Borrower or on its behalf, promptly after the receipt thereof, or sent by such Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

         9.11. Dividends and Redemptions. No Borrower shall, directly or indirectly, declare or pay any dividends on account of any shares of class of any Capital Stock of such Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) other than the purchase of Capital Stock of Parent in connection with Parent's initial public offering, for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except that:

                           (a)      a Borrower may declare and pay such
dividends or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock for consideration in the form of shares of common stock (so long as after giving effect thereto no Change of Control or other Default or Event of Default shall exist or occur);

                           (b)      a Borrower may pay dividends to the extent
permitted in SECTION 9.12 below;

                           (c)      a Borrower may repurchase Capital Stock
consisting of common stock held by employees pursuant to any employee stock ownership plan thereof upon the termination, retirement or death of any such employee in accordance with the provisions of such plan, provided, that, as to any such repurchase, each of the following conditions is satisfied: (i) as of the date of the payment for such repurchase and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (ii) such repurchase shall be paid with funds legally available therefor, (iii) such repurchase shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which such Borrower is a party or by which sch Borrower or its or their property are bound, and (iv) the aggregate amount of all payments for such repurchases in any calendar year shall not exceed $250,000.

         9.12. Transactions with Affiliates. No Borrower shall, directly or indirectly:

                           (a)      purchase, acquire or lease any property
from, or sell, transfer or lease any property to, any officer, director or other Affiliate of a Borrower, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business (as the case may be) and upon fair and reasonable terms no less favorable to such Borrower than such Borrower would obtain in a comparable arm's length transaction with an unaffiliated person; or

                           (b)      make any payments (whether by dividend, loan
or otherwise) of management, consulting or other fees for management or similar services, or of any Indebtedness owing to any officer, employee, shareholder, director or any other Affiliate of a Borrower, except (i) reasonable compensation to officers, employees and directors for services rendered to such Borrower in the ordinary course of business; (ii) purchase of Capital Stock of Parent in connection with Parent's initial public offering so long as no Default or Event of Default exists after or would result from giving effect to such payment; (iii) on the Closing Date, up to $5,700,000 to the holders of Preferred Equity Capital, Series C in payment of accrued and unpaid interest on the Preferred Equity Capital, Series C, so long as (A) Excess Availability is at least $5,000,000 at the time of and after giving effect to the payment of all accrued and unpaid interest on the Senior Subordinated Notes, the payment in full of all Indebtedness to the Existing Lenders and such accrual payment on the Preferred Equity Capital, Series C, and (B) no Default or Event of Default exists after or would result from giving effect to such payment; (iv) after the Closing Date, payment to the holders of Preferred Equity Capital, Series C, in payment of accrued and unpaid interest on the Preferred Equity Capital, Series C, so long as each of the Preferred C Accrued Interest Payment Conditions is met; and (v) after the Closing Date, regularly scheduled payments of interest accruing on the Preferred Equity Capital, Series C after the Closing Date so long as (1) immediately after giving effect to such payment, Excess Availability will be at least $3,500,000, and (2) no Default or Event of Default exists after or would result from giving effect to such payments. For purposes of this Section, "Preferred C Accrued Interest Payment Conditions" shall mean the following, each of which shall be satisfied: (1) during the eight (8) consecutive weeks period immediately preceding the date of such payment Excess Availability averaged at least $5,000,000, (2) for the weekly reporting period immediately preceding such payment Excess Availability was not less than $5,000,000, (3) at the time of and after giving effect to such payment Excess Availability will be not less than $5,000,000, (4) Borrowers shall have delivered to Agent at least ten (10) days prior to the payment date, and Agent shall have reviewed and found acceptable, Borrowers' forecasted

Consolidated balance sheets and profit and loss and cash flow statements, all prepared on a consistent basis with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions, that show Excess Availability at all times during the immediately succeeding twelve (12) fiscal month period projected to be not less than the Excess Availability that was projected by Borrowers in such forecasted Consolidated financial statements delivered to Agent dated May 3, 2002, and (5) no Default or Event of Default exists after or would result from giving effect to such payment.

         9.13. Compliance with ERISA. Each Borrower shall, and shall cause each of its ERISA Affiliates, to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and State law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) not terminate any of such Plans so as to incur any material liability to the Pension Benefit Guaranty Corporation; (d) not allow or suffer to exist any prohibited transaction involving any of such Plans or any trust created thereunder which would subject such Borrower or such ERISA Affiliate to a material tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA; (e) make all required contributions to any Plan which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such Plan; (f) not allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such Plan; or (g) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such Plan that is a single employer plan, which termination could result in any material liability to the Pension Benefit Guaranty Corporation.

         9.14. End of Fiscal Years; Fiscal Quarters. Each Borrower shall, for financial reporting purposes, cause its, and each of its Subsidiaries' (a) fiscal years to end on the Saturday closest to January 31 of each year and (b) fiscal quarters to end in April, July, October, and January (on a 4/5/4 basis) of each year.

         9.15. Change in Business. No Borrower shall engage in any business other than the business of such Borrower on the date hereof and any business reasonably related, ancillary or complimentary to the business in which such Borrower is engaged on the date hereof.

         9.16. Limitation of Restrictions Affecting Subsidiaries. No Borrower shall, directly, or indirectly, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of any Subsidiary of such Borrower to (a) pay dividends or make other distributions or pay any Indebtedness owed to such Borrower or any Subsidiary of such Borrower;
(b) make loans or advances to such Borrower or any Subsidiary of such Borrower,
(c) transfer any of its properties or assets to such Borrower or any Subsidiary of such Borrower; or (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i) Applicable Law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of such Borrower or any Subsidiary of such Borrower, (iv) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of such Borrower or any Subsidiary of Borrower, (v) any agreement relating to permitted Indebtedness incurred by a Subsidiary of such Borrower prior to the date on which such Subsidiary was acquired by such Borrower and outstanding on such acquisition date, and (vi) the extension or continuation of contractual obligations in existence on the date hereof; provided, that, any such encumbrances or restrictions contained in such extension or continuation are no less favorable to Agent and Lenders than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued.

         9.17. Consolidated Senior Debt/EBITDA Ratio. Borrowers shall maintain a Consolidated Senior Debt/EBITDA Ratio of not more than the ratio set forth below for the period applicable thereto:

          Period                                                          Ratio
          ------                                                          -----
          Second fiscal quarter of Fiscal Year 2002                       1.29 to 1.0
          Third fiscal quarter of Fiscal Year 2002                        1.43 to 1.0
          Fourth fiscal quarter of Fiscal Year 2002                       1.00 to 1.0
          First fiscal quarter of Fiscal Year 2003                        1.00 to 1.0
          Second fiscal quarter of Fiscal Year 2003                       1.65 to 1.0
          Third fiscal quarter of Fiscal Year 2003                        1.80 to 1.0
          Fourth fiscal quarter of Fiscal Year 2003                       1.00 to 1.0
          First fiscal quarter of Fiscal Year 2004                        1.00 to 1.0
          Second fiscal quarter of Fiscal Year 2004                       1.11 to 1.0
          Third fiscal quarter of Fiscal Year 2004                        1.23 to 1.0
          Fourth fiscal quarter of Fiscal Year 2004 and each fiscal       1.00 to 1.0
          quarter thereafter

         9.18.    [Reserved]

         9.19. Consolidated EBITDA Less Capital Expenditures. Borrowers shall maintain Consolidated EBITDA less Capital Expenditures of at least the amounts set forth below for the period applicable thereto:

          Period                                                           Amount
          ------                                                           ------
          Second fiscal quarter of  Fiscal Year 2002                       $20,660,000
          Third fiscal quarter of  Fiscal Year 2002                        $18,947,000
          Fourth fiscal quarter of  Fiscal Year 2002                       $20,304,000
          First fiscal quarter of Fiscal Year 2003                         $20,299,000
          Second fiscal quarter of  Fiscal Year 2003                       $18,157,000
          Third fiscal quarter of Fiscal Year 2003                         $17,229,000
          Fourth fiscal quarter of Fiscal Year 2003                        $21,080,000
          First fiscal quarter of Fiscal Year 2004                         $21,070,000
          Second fiscal quarter of Fiscal Year 2004                        $20,980,000
          Third fiscal quarter of Fiscal Year 2004                         $21,457,000
          Fourth fiscal quarter of Fiscal Year 2004 and each fiscal        $26,653,000
          quarter thereafter

         9.20. Credit Card Agreements. Each Borrower shall (a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein; (b) not do, permit, suffer or refrain from doing anything, as a result of which there could be a default under or breach of any of the terms of any of the Credit Card Agreements and (c) at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, (i) a Borrower may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of a Borrower; provided, that, such Borrower shall give Agent not less than fifteen (15) days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements;
(d) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless Agent shall have received not less than thirty (30) days prior written notice of the intention of such Borrower to enter into such agreement (together with such other information with respect thereto as Agent may request); (e) give Agent immediate written notice of any Credit Card Agreement entered into by such Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may request; and (f) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may require from time to time concerning the observance, performance and compliance by such Borrower or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements.

         9.21.    License Agreements.

                           (a)      Each Borrower shall (i) promptly and
faithfully observe and perform all of the material terms, covenants, conditions and provisions of the material License Agreements to which it is a party to be observed and performed by it, at the times set forth therein, if any, (ii) not do, permit, suffer or refrain from doing anything that could reasonably be expected to result in a default under or breach of any of the terms of any material License Agreement, (iii) not cancel, surrender, modify, amend, waive or release any material License Agreement in any material respect or any term, provision or right of the licensee thereunder in any material respect, or consent to or permit to occur any of the foregoing; except, that, subject to
SECTION 9.22(b) below, a Borrower may cancel, surrender or release any material License Agreement in the ordinary course of the business of such Borrower; provided, that, such Borrower (as the case may be) shall give Agent not less than thirty (30) days prior written notice of its intention to so cancel, surrender and release any such material License Agreement, (iv) give Agent prompt written notice of any material License Agreement entered into by such Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may request,
(v) give Agent prompt written notice of any material breach of any obligation, or any default, by any party under any material License Agreement, and deliver to Agent (promptly upon the receipt thereof by such Borrower in the case of a notice to Borrower and concurrently with the sending thereof in the case of a notice from such Borrower ) a copy of each notice of default and every other notice and other communication received or delivered by such Borrower in connection with any material License Agreement which relates to the right of such Borrower to continue to use the property subject to such License Agreement, and (vi) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may reasonably require from time to time concerning the observance, performance and compliance by such Borrower or the other party or parties thereto with the material terms, covenants or provisions of any material License Agreement.

                           (b)      Each Borrower will either exercise any
option to renew or extend the term of each material License Agreement to which it is a party in such manner as will cause the term of such material License Agreement to be effectively renewed or extended for the period provided by such option and give prompt written notice thereof to Agent or give Agent prior written notice that such Borrower does not intend to renew or extend the term of any such material License Agreement or that the term thereof shall otherwise be expiring, not less than sixty (60) days prior to the date of any such non-renewal or expiration. In the event of the failure of a Borrower to extend or renew any material License Agreement to which it is a party, Agent shall have, and is hereby granted, the irrevocable right and authority, at its option, to renew or extend the term of such material License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of Agent or in the name and behalf of such Borrower, as Agent shall determine at any time that an Event of Default shall exist or have occurred and be continuing. Agent may, but shall not be required to, perform any or all of such obligations of any Borrower under any of the License Agreements, including, but not limited to, the payment of any or all sums due from such Borrower thereunder. Any sums so paid by Agent shall constitute part of the Obligations.

         9.22.    After Acquired Real Property.

                           (a)      If any Borrower hereafter acquires any Real
Property (other than a leasehold interest), fixtures or any other property that is of the kind or nature described in the Mortgage and such Real Property, fixtures or other property at any one location has a fair market value in an amount equal to or greater than $250,000 (or if a Default or Event of Default exists, then regardless of the fair market value of such assets), without limiting any other rights of Agent or any Lender, or duties or obligations of any Borrower, promptly upon Agent's request, such Borrower shall execute and deliver to Agent a mortgage, deed of trust or deed to secure debt, as Agent may determine, in form and substance substantially similar to the Mortgage and as to any provisions relating to specific state laws satisfactory to Agent and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located granting to Agent a first and only Lien and mortgage on in such Real Property, fixtures or other property (except as such Borrower would otherwise be permitted to incur hereunder or under the Mortgage or as otherwise consented to in writing by Agent) and such other agreements, documents and instruments as Agent may require in connection therewith.

                           (b)      If any Borrower hereafter acquires any
leasehold interest in any Real Property (other than a retail store or a warehouse not owned by an Affiliate of a Borrower) or fixtures and such Real Property or fixtures at any one location has a fair market value in an amount equal to or greater than $250,000 (or if a Default or Event of Default exists, then regardless of the fair market value of such assets), without limiting any other rights of Agent or any Lender, or duties or obligations of any Borrower, promptly upon Agent's request, such Borrower shall execute and deliver to Agent, and shall use its best efforts to obtain all necessary consents of any other Person with respect to, a leasehold mortgage, deed of trust or deed to secure debt, or collateral assignment of leasehold interest, as Agent may determine, in form and substance substantially similar to the Mortgage and as to any provisions relating to specific state laws satisfactory to Agent and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located granting to

Agent a first and only Lien and mortgage on in such leasehold interest (except as such Borrower would otherwise be permitted to incur hereunder or under the Mortgage or as otherwise consented to in writing by Agent) and such other agreements, documents and instruments as Agent may require in connection therewith.

         9.23. Costs and Expenses. Borrowers jointly and severally shall pay to Agent and Lenders on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Agent's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable);
(b) costs and expenses and fees for insurance premiums, appraisal fees and search fees, costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Agent's customary charges and fees with respect thereto;
(c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the Liens of Agent, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (e) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Agent and Lenders during the course of periodic field examinations of the Collateral and any Borrower's operations, plus a per diem charge at the rate of $750 per person per day for Agent's examiners in the field and office; and (f) the fees and disbursements of counsel (including legal assistants) to Agent and Lenders in connection with any of the foregoing.

         9.24. Collateral Access Agreements. Borrowers shall use their best efforts to obtain Collateral Access Agreements for each leased location of a Borrower prior to the Closing Date but in any event on a best efforts basis, within ninety (90) days after the Closing Date.

         9.25. Survey and Title Insurance Endorsements. Within thirty (30) days after the Closing Date, Borrowers shall deliver to Agent an as-built ALTA survey, in form and substance satisfactory to Agent and Term Lender in all respects, with respect to each parcel of Real Property subject to the Mortgage, which survey shall indicate the following: (i) an accurate metes and bounds or lot, block and parcel description of such property; (ii) the correct location of all buildings, structures and other improvements on such property, including all streets, easements, rights of way and utility lines; (iii) the location of ingress and egress from such property, and the location of any set-back or other building lines affecting such property; and (iv) a certification by a registered land surveyor in form and substance acceptable to Agent, certifying to the accuracy and completeness of such survey and to such other matters relating to such Real Property and survey as Agent shall require, and (b) within sixty (60) days after the Closing Date, Borrowers shall deliver to Agent in form and substance satisfactory to Agent and Term Lender in all respects, such endorsements to the mortgagee policy of title insurance issued to Agent with respect to the Mortgage and such other documents as Agent shall request to remove any survey exception, to conform the legal description of the Mortgage to such survey, to confirm the zoning of such property and to address such other matters customarily addressed in mortgagee policies of title insurance as Agent may request.

         9.26. Executive Employment Agreements. Within thirty (30) days after the Closing Date, Borrowers shall deliver to Agent copies of duly executed employment agreements with each of Carl Kirkland, Reynolds C. Faulkner and Robert E. Alderson evidencing the extension of the term of each such employment agreement to at least June 30, 2005.

         9.27. Further Assurances. At the request of Agent at any time and from time to time, each Borrower shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and Liens and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Agent may at any time and from time to time request a certificate from an officer of Borrowers representing that all conditions precedent to the making of Loans contained herein are satisfied. In the event of such request by Agent, Agent and Lenders may, at Agent's option, cease to make any further Loans until Agent has received such certificate and, in addition, Agent has determined that such conditions are satisfied.

SECTION 10.       EVENTS OF DEFAULT AND REMEDIES

         10.1. Events of Default. The occurrence or existence of any one or more of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

                           (a)      any Obligor fails to pay any of the
Obligations when due (whether due at stated maturity, on demand, upon acceleration or otherwise);

                           (b)      any Obligor shall fail or neglect to
perform, keep or observe any covenant contained in Sections 6, 7.1, 7.2, 7.3, 7.7, 8.8, 8.9, 9.1 THROUGH 9.26 hereof on the date that such Obligor is required to perform, keep or observe such covenant;

                           (c)      any Obligor shall fail or neglect to
perform, keep or observe any covenant contained in this Agreement or in any of the other Financing Agreements (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Agent's and Lenders' satisfaction within 10 days after the sooner to occur of Borrower Agent's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any Senior Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 10-day period or which is a willful and knowing breach by any Obligor;

                           (d)      any representation, warranty or statement of
fact made by any Obligor to Agent in this Agreement, the other Financing Agreements or any other written agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

                           (e)      any Obligor revokes or terminates, or
purports to revoke or terminate, or fails to perform any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Agent or any Lender;

                           (f)      any judgment for the payment of money is
rendered against any Obligor in excess of $250,000 in any one case or in excess of $500,000 in the aggregate (to the extent not covered by insurance where the insurer has assumed responsibility in writing for such judgment) and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any Obligor or any of the Collateral having a value in excess of $250,000;

                           (g)      any Obligor (being a natural person or a
general partner of an Obligor which is a partnership) dies or any Obligor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business;

                           (h)      any Obligor makes an assignment for the
benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors in connection with a moratorium or adjustment of the Indebtedness due to them;

                           (i)      a case or proceeding under the bankruptcy
laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against any Obligor or all or any part of its properties and such petition or application is not dismissed within sixty
(60) days after the date of its filing or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

                           (j)      a case or proceeding under the bankruptcy
laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by any Obligor or for all or any part of its property;

                           (k)      any default in respect of any Indebtedness
of any Obligor (other than Indebtedness owing to Agent and Lenders hereunder), in any case in an amount in excess of $500,000, which default continues for more than the applicable cure period, if any, with respect thereto and/or is not waived in writing by the other parties thereto, or any default by any Obligor under any Material Contract, which default continues for more than the applicable cure period, if any, with respect thereto and/or is not waived in writing by the other parties thereto;

                           (l)      any material provision hereof or of any of
the other Financing Agreements shall for any reason cease to be valid, binding and enforceable with respect to any party hereto or thereto (other than Agent) in accordance with its terms, or any such party shall challenge the enforceability hereof or thereof, or shall assert in writing, or take any action or fail to take any action based on the assertion that any provision hereof or of any of the other Financing Agreements has ceased to be or is otherwise not valid, binding or enforceable in accordance with its terms, or any security interest or Lien provided for herein or in any of the other Financing Agreements shall cease to be a valid and perfected first priority security interest or Lien in any of the Collateral purported to be subject thereto (except as otherwise permitted herein or therein);

                           (m)      an ERISA Event shall occur which results in
or could reasonably be expected to result in liability of any Obligor in an aggregate amount in excess of $200,000;

                           (n)      any Change of Control shall occur;

                           (o)      the indictment by any Governmental
Authority, or as Agent may reasonably and in good faith determine, the threatened indictment by any Governmental Authority of any Obligor of which any Obligor or Agent receives notice, in either case, as to which there is a reasonable possibility of an adverse determination, in the good faith determination of Agent, under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of (i) any of the Collateral having a value in excess of $250,000, or (ii) any other property of any Obligor which is necessary or material to the conduct of its business;

                           (p)      there shall be a material adverse change in
the business, assets or prospects of any Obligor after the date hereof;

                           (q)      there shall be an event of default under any
of the other Financing Agreements;

                           (r)      there shall be an event of default under any
of the Equity Documents;

                           (s)      there shall be an event of default under any
of the Subordinated Debt Documents;

                           (t)      any Credit Card Issuer or Credit Card
Processor shall send notice to any Borrower that it is ceasing to make or suspending payments to such Borrower of amounts due or to become due to such Borrower or shall cease or suspend such payments, or shall send notice to any Borrower that it is terminating its arrangements with such Borrower or such arrangements shall terminate as a result of any event of default under such arrangements, which continues for more than the applicable cure period, if any, with respect thereto, unless such Borrower shall have entered into arrangements with another Credit Card Issuer or Credit Card Processor, as the case may be, within thirty (30) days after the date of any such notice; or

                           (u)      the Preferred Equity Capital is not redeemed
from proceeds of Parent's initial public offering on or before June 1, 2004, or the redemption dates of the Preferred Equity Capital are not extended on or before June 1, 2004 to at least June 30, 2005, or such Preferred Equity Capital is not converted in accordance with its terms (as in effect on the date hereof) on or before June 1, 2004.

         10.2.    Remedies.

                           (a)      At any time an Event of Default exists or
has occurred and is continuing, Agent and Lenders shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the UCC and other Applicable Law, all of which rights and remedies may be exercised without notice to or consent by any Borrower or any other Obligor, except as such notice or consent is expressly provided for hereunder or required by Applicable Law. All rights, remedies and powers granted to Agent and Lenders hereunder, under any of the other Financing Agreements, the UCC or other Applicable Law, are cumulative, not exclusive and enforceable, in Agent's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Borrower or any other Obligor of this Agreement or any of the other Financing Agreements. Subject to SECTION 12 hereof, Agent may, and at the direction of the Required Lenders shall, at any time or times, proceed directly against any Borrower or any other Obligor to collect the Obligations without prior recourse to the Collateral.

                           (b)      Without limiting the foregoing, at any time
an Event of Default exists or has occurred and is continuing, Agent may, in its discretion, and upon the direction of the Required Lenders, shall (i) accelerate the payment of all Obligations and demand immediate payment thereof to Agent for itself and the ratable benefit of Lenders, (provided, that, upon the occurrence of any Event of Default described in SECTIONS 10.1(i) AND 10.1(j), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require any Borrower or any other Obligor, at Borrowers' expense, to assemble and make available to Agent any part or all of the Collateral at any place and time designated by Agent, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral,
(v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Agent or elsewhere) at such prices or terms as Agent may deem reasonable, for cash, upon credit or for future delivery, with the Agent having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower or any other Obligor, which right or equity of redemption is hereby expressly waived and released by Borrowers and all other Obligors and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Agent upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Agent. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Agent to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and each Borrower waives any other notice. In the event Agent institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, each Borrower waives the posting of any bond which might otherwise be required. At any time an Event of Default exists or has occurred and is continuing, upon Agent's request, Borrowers will either, as Agent shall specify, furnish cash collateral to the issuer to be used to secure and fund Agent's reimbursement obligations to the issuer in connection with any letter of credit or furnish cash collateral to Agent for any letter of credit. Such cash collateral shall be in the amount equal to one hundred five percent (105%) of the amount of the letter of credit plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of such letter of credit.

                           (c)      At any time or times that an Event of
Default exists or has occurred and is continuing, Agent may, in its discretion, and upon the direction of the Required Lenders, Agent shall, enforce the rights of any Borrower or any Obligor against any account debtor, secondary obligor or other obligor in respect of any of the Accounts or other Receivables. Without limiting the generality of the foregoing, Agent may, in its discretion, and upon the direction of the Required Lenders, Agent shall, at such time or times (i) notify any or all account debtors, secondary obligors or other obligors in respect thereof that the Receivables have been assigned to Agent and that Agent has a security interest therein and Agent may direct any or all account debtors, secondary obligors and other obligors to make payment of Receivables directly to Agent, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and Agent and Lenders shall not be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Agent may deem necessary or desirable for the protection of its interests and the interests of Lenders. At any time that an Event of Default exists or has occurred and is continuing, at Agent's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Agent and are payable directly and only to Agent and each Borrower shall deliver to Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agent may require. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, each Borrower shall, upon Agent's request, hold the returned Inventory in trust for Agent, segregate all returned Inventory from all of its other property, dispose of the returned Inventory solely according to Agent's instructions, and not issue any credits, discounts or allowances with respect thereto without Agent's prior written consent.

                           (d)      Notwithstanding anything to the contrary
contained herein except as the Term Lender shall otherwise agree, Agent shall demand payment of the Obligations and commence and pursue such other Enforcement Actions as Agent in good faith deems appropriate within ninety (90) days (except with respect to Events of Default described in SECTIONS 10.1(I) and 10.1(J), Agent shall take such Enforcement Actions as it deems appropriate under the circumstances promptly upon receipt of notice) after the date of the receipt by Agent of written notice executed and delivered by the Term Lender of an Event of Default described in SECTIONS 10.1(a), 10.1(i), 10.1(j), 10.1(n) 10.1(s) or 10.1(b)) (to the extent arising as a result of the failure to comply with SECTIONS 9.7, 9.8, 9.9, 9.10, 9.11, 9.17 or 9.19 hereof after giving effect to all applicable cure periods) and requesting that Agent commence Enforcement Actions, provided, that, (i) such Event of Default has not been waived or cured,
(ii) in the good faith determination of Agent, taking an Enforcement Action is permitted under the terms of this Agreement and Applicable Law, (iii) taking an Enforcement Action shall not result in any liability of Agent or Lenders to any Borrower, any other Obligor or any other Person, (iv) Agent shall be entitled to all of the benefits of SECTION 12 hereof, and (v) Agent shall not be required to take an Enforcement Action so long as within the period provided above, Agent shall, at its option, either (A) appoint Ableco Finance LLC, as an agent of Agent for purposes of exercising the rights of Agent to take an Enforcement Action, subject to the terms hereof or (B) resign as Agent and Ableco Finance LLC shall automatically be deemed to be the successor Agent hereunder for purposes hereof, except with respect to the provisions of Section 2 hereof and except in connection with all matters relating to the determination of the Borrowing Base and each of its components (including, without limitation, Eligible Inventory, Reserves and receiving reports in respect of Collateral and conducting field examinations with respect to the Collateral and similar matters).

                           (e)      To the extent that Applicable Law imposes
duties on Agent or any Lender to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), each Borrower acknowledges and agrees that it is not commercially unreasonable for Agent or any Lender (i) to fail to incur expenses reasonably deemed significant by Agent or any Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of,
(iii) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove Liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as such Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties,
(xi) to purchase insurance or credit enhancements to insure Agent or Lenders against risks of loss, collection or disposition of Collateral or to provide to Agent or Lenders a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Borrower acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Agent or any Lender would not be commercially unreasonable in the exercise by Agent or any Lender of remedies against the Collateral and that other actions or omissions by Agent or any Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to any Borrower or to impose any duties on Agent or Lenders that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section.

                           (f)      For the purpose of enabling Agent to
exercise the rights and remedies hereunder, each Borrower hereby grants to Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable at any time an Event of Default shall exist or have occurred and for so long as the same is continuing) without payment of royalty or other compensation to such Borrower, to use or assign to the extent required in connection with any sale, liquidation or other disposition of the Collateral, any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and general intangibles now owned or hereafter acquired by such Borrower, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                           (g)      Agent may apply the cash proceeds of
Collateral actually received by Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in accordance with SECTION 6.11 hereof, whether or not then due. Borrowers and all other Obligors shall remain liable to Agent and Lenders for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and expenses.

                           (h)      Without limiting the foregoing, upon the
occurrence of a Default or an Event of Default, (i) Agent and Lenders may, at Agent's option, and upon the occurrence of an Event of Default, at the direction of the Required Lenders, Agent and Lenders shall, without notice, (A) cease making Loans or reduce the lending formulas or amounts of Loans available to Borrowers and/or (B) terminate any provision of this Agreement providing for any future Loans to be made by Agent and Lenders to Borrowers, and (ii) Agent may, at its option, establish such Reserves as Agent determines without limitation or restriction, notwithstanding anything to the contrary provided herein.

SECTION 11.       JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS;
                  GOVERNING LAW

         11.1. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

                           (a)      The validity, interpretation and enforcement
of this Agreement and the other Financing Agreements (other than the Mortgage to the extent provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia (without regard to principles of conflicts of laws).

                           (b)      Borrowers, Agent and Lenders irrevocably
consent and submit to the non-exclusive jurisdiction of the State of Georgia and the United States District Court for the Northern District of Georgia (Atlanta Division), whichever Agent may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Borrower or any other Obligor or its or their property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Borrower or any other Obligor or its or their property).

                           (c)      Each Borrower hereby waives personal service
of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Agent's option, by service upon Borrower Agent in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrowers shall appear in answer to such process, failing which Borrowers shall be deemed in default and judgment may be entered by Agent against Borrowers for the amount of the claim and other relief requested.

                           (d)      EACH BORROWER, AGENT AND LENDERS EACH HEREBY
WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH BORROWER, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH BORROWER, AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                           (e)      Agent and Lenders shall not have any
liability to any Borrower or any other Obligor (whether in tort, contract, equity or otherwise) for losses suffered by any Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent and such Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement. Each Borrower: (i) certifies that neither Agent, any Lender nor any representative, agent or attorney acting for or on behalf of Agent or any Lender has represented, expressly or otherwise, that Agent and Lenders would not, in the event of litigation, seek to enforce any of the waivers provided for in this Agreement or any of the other Financing Agreements and (ii) acknowledges that in entering into this Agreement and the other Financing Agreements, Agent and Lenders are relying upon, among other things, the waivers and certifications set forth in this SECTION 11.1 and elsewhere herein and therein.

         11.2. Waiver of Notices. Each Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and chattel paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on any Borrower which Agent or any Lender may elect to give shall entitle such Borrower to any other or further notice or demand in the same, similar or other circumstances.

         11.3.    Amendments and Waivers.

                           (a)      Neither this Agreement nor any other
Financing Agreement nor any terms hereof or thereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by Agent and the Required Lenders or at Agent's option, by Agent with the authorization of the Required Lenders, and as to amendments to any of the Financing Agreements (other than with respect to any provision of SECTION 12 hereof), by Borrowers; except, that, no such amendment, waiver, discharge or termination shall:

                                    (i)      reduce the interest rate or any
fees or extend the time of payment of interest or any fees or reduce the principal amount of any Loan, in each case without the consent of each Lender directly affected thereby,

                                    (ii)     increase the Commitment of any
Lender over the amount thereof then in effect or provided hereunder, in each case without the consent of the Lender directly affected thereby,

                                    (iii)    release any Collateral (except as
expressly required hereunder or under any of the other Financing Agreements or Applicable Law and except as permitted under SECTION 12.11(b) hereof), without the consent of Agent and all Lenders,

                                    (iv)     reduce any percentage specified in
the definition of Required Lenders, without the consent of Agent and all Lenders,

                                    (v)      consent to the assignment or
transfer by any Borrower or any other Obligor of any of their rights and obligations under this Agreement, without the consent of Agent and all Lenders,

                                    (vi)     amend, modify or waive any terms of
this SECTION 11.3 or SECTION 12.8 hereof, without the consent of Agent and all Lenders, or

                                    (vii)    increase the advance rates
constituting part of the Borrowing Base, without the consent of Agent and all Lenders.

                                    (viii)   without the prior written consent
of Term Lender, no waiver, modification or amendment shall be effective that would (a) reduce the interest rate or fees applicable to the Term Loan; (b) extend the final maturity date of the Term Loan; (c) increase the Maximum Credit, the Revolving Loan Limit or the outstanding principal amount of the Term Loan; (d) release or subordinate any Liens on any portion of the Collateral having a value in excess of $100,000 (except to the extent expressly provided in this Agreement or in any of the other Financing Agreements); (e) amend, modify or waive any of the financial covenants set forth in SECTIONS 9.17 or 9.19 of this Agreement (or any definition with respect to financial terms used in such financial covenants in a manner which has the effect of reducing the amounts which Borrowers are required to maintain pursuant to such financial covenants);
(f) forgive, compromise or cancel any of the Term Loan; (g) agree to subordinate the Term Loan in right of payment to any other Indebtedness (or any interest in respect thereof); (h) reduce or increase the amount of, or postpone the due date of, any principal repayments in respect of the Term Loan, or interest payments or fees in respect of the Term Loan; (i) release any Obligor from liability for any obligation for the payment of money; (j) amend or modify the definitions of "Eligible Inventory," "Reserves," "Subordinated Debt Reserve" "Interest Rate," "Term Loan," "Maximum Credit," "Maximum Revolving Credit," "Revolving Loan Limit," "Enforcement Action," "Priority Event," "Change of Control," "Eligible Transferee" or "Excess Availability"; (k) amend, modify or waive any of the following Sections in any material respect: 2.1, 2.3, 2.6, 3.2(b), 6.4, 6.11, 9.1, 9.7, 9.8, 9.9, 9.10, 9.12(b), 9.11, 9.22, 9.23, 10.1(a), 10.1(b), 10.2,
11.5, 12.11, 13.1, and 13.7(a), or (l) permit the sale of all or substantially all of the capital stock of any material Subsidiary of any Borrower.

                           (b)      Agent and Lenders shall not, by any act,
delay, omission or otherwise be deemed to have expressly or impliedly waived any of its or their rights, powers and/or remedies unless such waiver shall be in writing and signed as provided herein. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent or any Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

                           (c)      Notwithstanding anything to the contrary
contained in SECTION 11.3(a) above, in the event that Borrowers request that this Agreement or any other Financing Agreements be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Required Lenders, then, with the consent of Borrowers, Agent and the Required Lenders, Borrowers, Agent and the Required Lenders may amend this Agreement without the consent of the Lenders that did not agree to such amendment or other modification (collectively, the "Minority Lenders") to provide for (i) the termination of the Commitment of each of the Minority Lenders, (ii) the addition to this Agreement of one or more other Lenders, or an increase in the Commitment of one or more of the Required Lenders, so that the Commitments, after giving effect to such amendment, shall be in the same aggregate amount as the Commitments immediately before giving effect to such amendment, (iii) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Required Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (iv) the payment of all interest, fees and other Obligations payable or accrued in favor of the Minority Lenders and such other modifications to this Agreement as Borrowers and the Required Lenders may determine to be appropriate.

                           (d)      The consent of Agent shall be required for
any amendment, waiver or consent affecting the rights or duties of Agent hereunder or under any of the other Financing Agreements, in addition to the consent of the Lenders otherwise required by this Section.

         11.4. Waiver of Counterclaims. Each Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         11.5. Indemnification. Each Borrower shall indemnify, defend and hold Agent and each Lender, and its officers, directors, agents, employees, advisors and counsel and their respective Affiliates (each such person being an "Indemnitee"), harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including attorneys' fees and expenses) imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel except that no Borrower shall have any obligation under this SECTION
11.5 to indemnify an Indemnitee with respect to a matter covered hereby resulting from the gross negligence or wilful misconduct of such Indemnitee as determined pursuant to a final, non-appealable order of a court of competent jurisdiction (but without limiting the obligations of any Borrower as to any other Indemnitee). To the extent that the undertaking to indemnify, defend, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrowers shall pay the maximum portion which it is permitted to pay under Applicable Law to Agent and Lenders in satisfaction of indemnified matters under this Section. To the extent permitted by Applicable Law, no Borrower shall assert, and each Borrower hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any of the other Financing Agreements or any undertaking or transaction contemplated hereby. All amounts due under this Section shall be payable upon demand. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

SECTION 12.       THE AGENT

         12.1. Appointment, Powers and Immunities. Each Lender irrevocably designates, appoints and authorizes Congress to act as Agent hereunder and under the other Financing Agreements with such powers as are specifically delegated to Agent by the terms of this Agreement and of the other Financing Agreements, together with such other powers as are reasonably incidental thereto. Agent (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Financing Agreements, and shall not by reason of this Agreement or any other Financing Agreement be a trustee or fiduciary for any Lender; (b) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any of the other Financing Agreements, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Financing Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Agreement or any other document referred to or provided for herein or therein or for any failure by any Borrower or any other Obligor or any other Person to perform any of its obligations hereunder or thereunder; and (c) shall not be responsible to Lenders for any action taken or omitted to be taken by it hereunder or under any other Financing Agreement or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. Agent may deem and treat the payee of any note as the holder thereof for all purposes hereof unless and until the assignment thereof pursuant to an agreement (if and to the extent permitted herein) in form and substance satisfactory to Agent shall have been delivered to and acknowledged by Agent.

         12.2. Reliance by Agent. Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any other Financing Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of Lenders as is required in such circumstance, and such instructions of such Agents and any action taken or failure to act pursuant thereto shall be binding on all Lenders.

         12.3.    Events of Default.

                           (a)      Agent shall not be deemed to have knowledge
or notice of the occurrence of an Event of Default or other failure of a condition precedent to the Loans hereunder, unless and until Agent has received written notice from a Lender, or a Borrower specifying such Event of Default or any unfulfilled condition precedent, and stating that such notice is a "Notice of Default or Failure of Condition". In the event that Agent receives such a Notice of Default or Failure of Condition, Agent shall give prompt notice thereof to the Lenders. Agent shall (subject to SECTION 12.7) take such action with respect to any such Event of Default or failure of condition precedent as shall be directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to or by reason of such Event of Default or failure of condition precedent, as it shall deem advisable in the best interest of Lenders. Without limiting the foregoing, and notwithstanding the existence or occurrence and continuance of an Event of Default or any other failure to satisfy any of the conditions precedent set forth in SECTION 4 of this Agreement to the contrary, Agent may, but shall have no obligation to, continue to make Loans for the ratable account and risk of Lenders from time to time if Agent believes making such Loans is in the best interests of Lenders.

                           (b)      Except with the prior written consent of
Agent, no Lender may assert or exercise any enforcement right or remedy in respect of the Loans or other Obligations, as against any Borrower or any other Obligor or any of the Collateral or other property of any Borrower or any other Obligor.

         12.4. Congress in its Individual Capacity. With respect to its Commitment and the Loans made by it (and any successor acting as Agent), so long as Congress shall be a Lender hereunder, it shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Congress in its individual capacity as Lender hereunder. Congress (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with any Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent, and Congress and its Affiliates may accept fees and other consideration from any Borrower or any other Obligor and any of its Subsidiaries and Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

         12.5. Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Borrowers hereunder and without limiting any obligations of any Borrower hereunder) ratably, in accordance with their Pro Rata Shares, for any and all claims of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Financing Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that Agent is obligated to pay hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided, that, no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the party to be indemnified as determined by a final non-appealable judgment of a court of competent jurisdiction. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         12.6. Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on Agent or other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Borrower and each other Obligor and has made its own decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Financing Agreements. Agent shall not be required to keep itself informed as to the performance or observance by any Borrower or any other Obligor of any term or provision of this Agreement or any of the other Financing Agreements or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower or any Obligor. Agent will use reasonable efforts to provide Lenders with any information received by Agent from any Borrower or any other Obligor which is required to be provided to Lenders hereunder and with a copy of any Notice of Default or Failure of Condition received by Agent from any Borrower or any Lender; provided, that, Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Except for notices, reports and other documents expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any other credit or other information concerning the affairs, financial condition or business of any Borrower or any other Obligor that may come into the possession of Agent.

         12.7. Failure to Act. Except for action expressly required of Agent hereunder and under the other Financing Agreements, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from Lenders of their indemnification obligations under SECTION 12.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         12.8. Additional Loans. Agent shall not make any Revolving Loans to any Borrower on behalf of Lenders intentionally and with actual knowledge that such Revolving Loans would cause the aggregate amount of the total outstanding Revolving Loans to Borrowers to exceed the Borrowing Base, without the prior consent of all Lenders, except, that, Agent may make such additional Revolving Loans on behalf of Lenders, intentionally and with actual knowledge that such Revolving Loans will cause the total outstanding Revolving Loans to Borrowers to exceed the Borrowing Base, as Agent may deem necessary or advisable in its discretion, provided, that: (a) the total principal amount of the additional Revolving Loans or additional letter of credit accommodations to Borrowers which Agent may make or provide after obtaining such actual knowledge that the aggregate principal amount of the Revolving Loans equal or exceed the Borrowing Base shall not exceed, when taken together with the Special Agent Advances described in SECTION 12.11(a)(i) or (iii), the aggregate amount outstanding at any time equal to the lesser of (i) an amount equal to ten percent (10%) of the Cost of Eligible Inventory, or (ii) $3,500,000, and shall not cause the total principal amount of the Loans to exceed the Maximum Credit or cause the total principal amount of Revolving Loans to exceed the Revolving Loan Limit and (b) no such additional Revolving Loans shall be outstanding more than ninety (90) days after the date such additional Revolving Loan is made or issued (as the case may be), except as the Required Lenders may otherwise agree. Each Revolving Lender shall be obligated to pay Agent the amount of its Pro Rata Share of any such additional Revolving Loans provided that Agent is acting in accordance with the terms of this SECTION 12.8.

         12.9. Concerning the Collateral and the Related Financing Agreements. Each Lender authorizes and directs Agent to enter into this Agreement and the other Financing

Agreements. Each Lender agrees that any action taken by Agent or Required Lenders in accordance with the terms of this Agreement or the other Financing Agreements and the exercise by Agent or Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         12.10. Field Audit, Examination Reports and other Information; Disclaimer by Lenders. By signing this Agreement, each Lender:

                           (a)      is deemed to have requested that Agent
furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report and a weekly report with respect to the Borrowing Base prepared by Agent (each field audit or examination report and monthly report with respect to the Borrowing Base being referred to herein as a "Report" and collectively, "Reports");

                           (b)      expressly agrees and acknowledges that Agent
(A) does not make any representation or warranty as to the accuracy of any Report, or (B) shall not be liable for any information contained in any Report;

                           (c)      expressly agrees and acknowledges that the
Reports are not comprehensive audits or examinations, that Agent or any other party performing any audit or examination will inspect only specific information regarding any Borrower and any other Obligor and will rely significantly upon Borrowers' and other Obligors' books and records, as well as on representations of Borrowers' and other Obligors' personnel; and

                           (d)      agrees to keep all Reports confidential and
strictly for its internal use in accordance with the terms of SECTION 13.5 hereof, and not to distribute or use any Report in any other manner.

         12.11.   Collateral Matters.

                           (a)      Agent may, at its option, from time to time,
at any time on or after an Event of Default and for so long as the same is continuing or upon any other failure of a condition precedent to the Loans, make such disbursements and advances ("Special Agent Advances") which Agent, in its sole discretion, deems necessary or desirable either (i) to preserve or protect the Collateral or any portion thereof or (ii) to enhance the likelihood or maximize the amount of repayment by any Borrower or any other Obligor of the Loans and other Obligations or (iii) to pay any other amount chargeable to any Borrower or any other Obligor pursuant to the terms of this Agreement or any of the other Financing Agreements consisting of costs, fees and expenses and payments to any issuer of letter of credit; provided, that, the Special Agent Advances described in clauses (i) and (ii) above, together with the aggregate outstanding principal amount of additional Revolving Loans described in SECTION 12.8, shall not exceed the lesser of (A) an amount equal to ten percent (10%) of the Cost of Eligible Inventory, or (B) $3,500,000. Special Agent Advances shall be repayable on demand and be secured by the Collateral. Special Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. Agent shall notify each Lender and Borrower Agent in writing of each such Special Agent Advance, which notice shall include a description of the purpose of such Special Agent Advance. Without limitation of its obligations pursuant to
SECTION 6.9, each

Revolving Lender agrees that it shall make available to Agent, upon Agent's demand, in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Special Agent Advance. If such funds are not made available to Agent by such Lender, Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent's option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent's demand, at the highest Interest Rate provided for in SECTION 3.1 hereof applicable to Prime Rate Loans.

                           (b)      Lenders hereby irrevocably authorize Agent,
at its option and in its discretion to release any security interest in, mortgage or Lien upon, any of the Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations and delivery of cash collateral to the extent required under SECTION 13.1 below, or (ii) constituting property being sold or disposed of if Borrowers certify to Agent that the sale or disposition is made in compliance with SECTION 9.7 hereof (and Agent may rely conclusively on any such certificate, without further inquiry), or (iii) constituting property in which any Borrower or any other Obligor did not own an interest at the time the security interest, mortgage or Lien was granted or at any time thereafter, or (iv) having a value in the aggregate in any twelve (12) month period of less than $50,000, so long as no Event of Default exists at the time of such release, or (v) if approved, authorized or ratified in writing by all of Lenders. Except as provided above, Agent will not release any security interest in, mortgage or Lien upon, any of the Collateral without the prior written authorization of all of Lenders. Upon request by Agent at any time, Lenders will promptly confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this Section.

                           (c)      Without any manner limiting Agent's
authority to act without any specific or further authorization or consent by the Required Lenders, each Lender agrees to confirm in writing, upon request by Agent, the authority to release Collateral conferred upon Agent under this Section. Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the security interest, mortgage or Liens granted to Agent upon any Collateral to the extent set forth above; provided, that, (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligations or entail any consequence other than the release of such security interest, mortgage or Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any security interest, mortgage or Lien upon (or obligations of any Borrower or any other Obligor in respect of) the Collateral retained by such Borrower or such other Obligor.

                           (d)      Agent shall have no obligation whatsoever to
any Lender or any other Person to investigate, confirm or assure that the Collateral exists or is owned by any Borrower or any other Obligor or is cared for, protected or insured or has been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the Loans hereunder, or whether any particular reserves are appropriate, or that the Liens and security interests granted to Agent pursuant hereto or any of the Financing Agreements or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Agreement or in any of the other Financing Agreements, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in the Collateral as a Lender and that Agent shall have no duty or liability whatsoever to any other Lender.

         12.12. Agency for Perfection. Each Lender hereby appoints Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and Liens upon the Collateral of Agent in assets which, in accordance with Article 9 of the UCC can be perfected only by possession (or where the security interest of a secured party with possession has priority over the security interest of another secured party) and Agent and each Lender hereby acknowledges that it holds possession of any such Collateral for the benefit of Agent as secured party. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

         12.13. Successor Agent. Agent may resign as Agent upon thirty (30) days' notice to Lenders and Borrower Agent. If Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lenders and Borrowers, a successor agent from among Lenders. Upon the acceptance by the Lender so selected of its appointment as successor agent hereunder, such successor agent shall succeed to all of the rights, powers and duties of the retiring Agent and the term "Agent" as used herein and in the other Financing Agreements shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 12 shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days after the date of a retiring Agent's notice of resignation, the retiring Agent's resignation shall nonetheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

SECTION 13.       TERM OF AGREEMENT; MISCELLANEOUS

         13.1.    Term.

                           (a)      This Agreement and the other Financing
Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date three (3) years from the date hereof (the "Term"), unless sooner terminated pursuant to the terms hereof. Borrowers may terminate this Agreement at any time upon ten (10) days prior written notice to Agent (which notice shall be irrevocable) and Agent may, at its option, and shall at the direction of Required Lenders, terminate this

Agreement at any time on or after an Event of Default; provided, that, in each case, this Agreement and all other Financing Agreements must be terminated simultaneously. Upon the earlier of: (i) the last day of the Term or (ii) the effective date of termination of the Financing Agreements, Borrowers shall pay to Agent all outstanding and unpaid Obligations and shall furnish cash collateral to Agent (or at Agent's option, a letter of credit issued for the account of Borrowers and at Borrowers' expense, in form and substance satisfactory to Agent, by an issuer acceptable to Agent and payable to Agent as beneficiary) in such amounts as Agent determines are reasonably necessary to secure Agent and Lenders from loss, cost, damage or expense, including attorneys' fees and expenses, in connection with any contingent Obligations, including letters of credit, checks or other payments provisionally credited to the Obligations and/or as to which Agent or any Lender has not yet received final and indefeasible payment. The amount of such cash collateral (or letter of credit, as Agent may determine) as to any letter of credit accommodations shall be in the amount equal to one hundred ten (110%) percent of the amount of the letter of credit accommodations plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of such letter of credit accommodations. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to the Agent Payment Account or such other bank account of Agent, as Agent may, in its discretion, designate in writing to Borrowers for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrowers to the Agent Payment Account or other bank account designated by Agent are received in such bank account later than 12:00 noon, Atlanta, Georgia time.

                           (b)      No termination of this Agreement or the
other Financing Agreements shall relieve or discharge any Borrower or any other Obligor of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Agent's continuing security interest in the Collateral and the rights and remedies of Agent and Lenders hereunder, under the other Financing Agreements and Applicable Law, shall remain in effect until all such Obligations have been fully and finally discharged and paid. Accordingly, each Borrower waives any rights it may have under the UCC to demand the filing of termination statements with respect to the Collateral and Agent shall not be required to send such termination statements to any Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid and satisfied in full in immediately available funds.

                           (c)      If for any reason this Agreement is
terminated prior to the last day of the Term, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Agent's and each Lender's lost profits as a result thereof, Borrowers jointly and severally agree to pay to Agent for itself and the ratable benefit of Revolving Lenders, upon the effective date of such termination, an early termination fee in the amount equal to (the "Early Termination Fee"):

          Amount                                Period
          ------                                ------
          (i) 2.0% of Maximum Revolving Credit  From the date hereof to and including the first anniversary of the date hereof

          (ii) 1.0% of Maximum Revolving        From and after the first anniversary of the
          Credit                                date hereof to and including the second
                                                anniversary of the date hereof

          (iii) 0.50% of Maximum Revolving      From and after the second anniversary of the
          Credit                                date hereof, to but not including the third
                                                anniversary of the date hereof or if the
                                                term of this Agreement is extended, at any
                                                time prior to the end of the then current
                                                term.

In addition to and not in lieu of the fees set forth above, Borrowers jointly and severally agree to pay Term Lender the Minimum Return Fee in the amount and at the time set forth in the Fee Letter. Such Early Termination Fee and Minimum Return Fee shall be presumed to be the amount of damages sustained by Agent and Lenders as a result of such early termination and Borrowers agree that they are reasonable under the circumstances currently existing. In addition, Agent and Lenders shall be entitled to such Early Termination Fee and Minimum Return Fee upon the occurrence of any Event of Default described in SECTIONS 10.1(i) AND 10.1(j) hereof, even if Agent and Lenders do not exercise the right to terminate this Agreement, but elect, at their option, to provide financing to Borrowers and/or permit the use of cash collateral under the United States Bankruptcy Code. The Early Termination Fee and Minimum Return Fee provided for in this
SECTION 13.1 shall be deemed included in the Obligations.

Notwithstanding the foregoing, the Early Termination Fee (but not the Minimum Return Fee) shall be waived if the Obligations are refinanced by Wachovia Bank, National Association or any of its Affiliates so long as no Event of Default exists at such time.

         13.2.    Interpretative Provisions.

                           (a)      All terms used herein which are defined in
Article 1, Article 8 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement.

                           (b)      All references to the plural herein shall
also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.

                           (c)      All references to any Borrower, any Obligor,
Agent and Lenders pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.

                           (d)      The words "hereof", "herein", "hereunder",
"this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                           (e)      The word "including" when used in this
Agreement shall mean "including, without limitation".

                           (f)      An Event of Default shall exist or continue
or be continuing until such Event of Default is waived in accordance with
SECTION 11.3 or is cured in a manner satisfactory to Agent, if such Event of Default is capable of being cured as determined by Agent.

                           (g)      All references to the term "good faith" used
herein when applicable to Agent or any Lender shall mean, notwithstanding anything to the contrary contained herein or in the UCC, honesty in fact in the conduct or transaction concerned. Borrowers shall have the burden of proving any lack of good faith on the part of Agent or any Lender alleged by Borrowers at any time.

                           (h)      Any accounting term used in this Agreement
shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the financial statements of Borrowers most recently received by Agent prior to the date hereof.

                           (i)      In the computation of periods of time from a
specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

                           (j)      Unless otherwise expressly provided herein,
(i) references herein to any agreement, document or instrument shall be deemed to include all subsequent amendments, modifications, supplements, extensions, renewals, restatements or replacements with respect thereto, but only to the extent the same are not prohibited by the terms hereof or of any other Financing Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, recodifying, supplementing or interpreting the statute or regulation.

                           (k)      The captions and headings of this Agreement
are for convenience of reference only and shall not affect the interpretation of this Agreement.

                           (l)      This Agreement and other Financing
Agreements may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                           (m)      This Agreement and the other Financing
Agreements are the result of negotiations among and have been reviewed by counsel to Agent and the other parties, and are the products of all parties. Accordingly, this Agreement and the other Financing Agreements shall not be construed against Agent or Lenders merely because of Agent's or any Lender's involvement in their preparation.

         13.3. Notices. All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

                 If to Borrowers:             Kirkland's Stores, Inc.
                                              805 North Parkway
                                              P.O. Box 7222
                                              Jackson, Tennessee 38305
                                              Attention:  President
                                              Telephone No.: (901) 668-2444
                                              Telecopy No.: (901) 664-9345

                 with a copy to:              Kirkland's Stores, Inc.
                                              P. O. Box 7222
                                              Jackson, Tennessee  38305
                                              Attention:  General Counsel
                                              Telephone No.:  (901) 668-2444
                                              Telecopy No.:  (901) 664-9345

                 and to:                      Pepper Hamilton LLP
                                              3000 Two Logan Square
                                              18th & Arch Streets
                                              Philadelphia, Pennsylvania 1903
                                              Attention:  James S. Lawlor
                                              Telephone No.: (215) 981-4000
                                              Telecopy No.: (215) 981-4750

                 If to Agent:                 Congress Financial Corporation (Southern)
                                              200 Galleria Parkway, Suite  1500
                                              Atlanta, Georgia 30339
                                              Attention: Office Head
                                              Telephone No.: (770) 956-0094
                                              Telecopy No.: (770) 956-1861

         13.4. Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by Applicable Law.

         13.5.    Confidentiality.

                           (a)      Agent and each Lender shall use all
reasonable efforts to keep confidential, in accordance with its customary procedures for handling confidential information and safe and sound lending practices, any non-public information supplied to it by any Borrower pursuant to this Agreement, provided, that, nothing contained herein shall limit the disclosure of any such information: (i) to the extent required by statute, rule, regulation, subpoena or court order, (ii) to bank examiners and other regulators, auditors and/or accountants, (iii) in connection with any litigation to which Agent or such Lender is a party relating to this Agreement, (iv) to any Lender or any Affiliate of any Lender or to any Participant (or prospective Lender or Participant) so long as such Lender or Participant (or prospective Lender or Participant) shall have been instructed to treat such information as confidential in accordance with this SECTION 13.5, or (v) to counsel for Agent or any Participant or Lender (or prospective Participant or Lender so long as clause (iv) of this Section is satisfied as to such Person).

                           (b)      In the event that Agent or any Lender
receives a request or demand to disclose any confidential information pursuant to any subpoena or court order, Agent or such Lender, as the case may be, agrees
(i) to the extent permitted by Applicable Law or if permitted by Applicable Law, statute, rule or regulation to the extent Agent determines in good faith that it will not create any risk of liability to Agent or such Lender, that Agent or such Lender will promptly notify Borrower Agent of such request so that Borrowers may seek a protective order or other appropriate relief or remedy and
(ii) if disclosure of such information is required, disclose such information and, subject to reimbursement by Borrowers of Agent's or such Lender's reasonable expenses, cooperate with Borrowers in reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the disclosed information which Borrowers so designate, to the extent permitted by Applicable Law or if permitted by Applicable Law, to the extent Agent or such Lender determines in good faith that it will not create any risk of liability to Agent or such Lender.

                           (c)      In no event shall this SECTION 13.5 or any
other provision of this Agreement or Applicable Law be deemed: (i) to apply to or restrict disclosure of information that has been or is made public by any Borrower or any third party, (ii) to apply to or restrict disclosure of information that was or becomes available to Agent or any Lender from a Person other than a Borrower, (iii) require Agent or any Lender to return any materials furnished by any Borrower to Agent or (iv) prevent Agent from responding to routine informational requests in accordance with the Code of Ethics for the Exchange of Credit Information promulgated by The Robert Morris Associates or other applicable industry standards relating to the exchange of credit information. The obligations of Agent and Lenders under this SECTION 13.5 shall supersede and replace the obligations of Agent and Lenders under any confidentiality letter signed prior to the date hereof.

         13.6. Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Agent, Lenders, each Borrower, and their respective successors and assigns, except that no Borrower may assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Agent and Lenders. Any such purported assignment without such express prior written consent shall be void. No Lender may assign its rights and obligations under this Agreement without the prior written consent of Agent, except as provided in SECTION 13.7 below. The terms and provisions of this Agreement and the other Financing Agreements are for the purpose of defining the relative rights and obligations of Borrowers, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Financing Agreements.

         13.7.    Assignments; Participations.

                           (a)      Each Lender may assign all or, if less than
all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender (other than an assignment by Term Lender to an Affiliate of Term Lender, which shall not be subject to such minimum amount), of such rights and obligations under this Agreement to one or more Eligible Transferees (but not including for this purpose any assignments in the form of a participation), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Acceptance; provided, that, such transfer or assignment to an Eligible Transferee that is not a Lender or an Affiliate of a Lender will not be effective until recorded by Agent on the Register; and provided, further, that so long as no Event of Default exists, Congress shall hold not less than sixty-six and two-thirds percent (66 2/3%) of all outstanding Revolving Loans.

                           (b)      Agent shall maintain a register of the names
and addresses of Lenders, their Commitments and the principal amount of their Loans (the "Register"). Agent shall also maintain a copy of each Assignment and Acceptance delivered to and accepted by it and shall modify the Register to give effect to each Assignment and Acceptance. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and all Obligors, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                           (c)      Upon such execution, delivery, acceptance
and recording, from and after the effective date specified in each Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and to the other Financing Agreements and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and thereunder and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                           (d)      By execution and delivery of an Assignment
and Acceptance, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Financing Agreements or the execution, legality, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Financing Agreements furnished pursuant hereto,
(ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, any other Obligor or any of their Subsidiaries or the performance or observance by any Borrower or any other Obligor of any of the Obligations; (iii) such assignee confirms that it has received a copy of this Agreement and the other Financing Agreements, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the assigning Lender, Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Financing Agreements, (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Agreements as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Financing Agreements are required to be performed by it as a Lender. Agent and Lenders may furnish any information concerning any Borrower or any other Obligor in the possession of Agent or any Lender from time to time to assignees and Participants.

                           (e)      Each Lender may sell participations to one
or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Financing Agreements (including, without limitation, all or a portion of its Commitments and the Loans owing to it, without the consent of Agent or the other Lenders); provided, that, (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) and the other Financing Agreements shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Financing Agreements,
(iii) the Participant shall not have any rights under this Agreement or any of the other Financing Agreements (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by Borrowers or any other Obligor hereunder shall be determined as if such Lender had not sold such participation,

                           (f)      Nothing in this Agreement shall prevent or
prohibit any Lender from pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lenders from such Federal Reserve Bank,

                           (g)      Each Borrower shall assist Agent or any
Lender permitted to sell assignments or participations under this SECTION 13.7 in whatever manner reasonably necessary in order to enable or effect any such assignment or participation, including (but not limited to) the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the delivery of informational materials, appraisals or other documents for, and the participation of relevant management in meetings and conference calls with, potential Lenders or Participants. Each Borrower shall certify the correctness, completeness and accuracy, in all material respects, of all descriptions of each Borrower and its affairs provided, prepared or reviewed by such Borrower that are contained in any selling materials and all other information provided by it and included in such materials.

                           (h)      (i) Borrower Agent shall maintain, or cause
to be maintained, a register (the "Term Loan Register") on which it enters the name of each Lender as the registered owner of the Term Loan held by such Lender. A Registered Term Loan (and the Registered Term Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Term Loan Register (and each Registered Term Note shall expressly so provide). Any assignment or sale of all or part of such Registered Term Loan (and the Registered Term Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Term Loan Register, together with the surrender of the Registered instrument of assignment or sale duly executed by) the holder of such Registered Term Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Term Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Term Loan (and the Registered Term Note, if any evidencing the same), Borrowers shall treat the Person in whose name such Loan (and the Registered Term Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                                    (ii)     In the event that any Lender sells
participations in a Registered Term Loan, such Lender shall maintain a register on which it enters the name of all participants in such Registered Term Loan (the "Participant Register"). A Registered Term Loan (and the Registered Term Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Term Note shall expressly so provide). Any participation of such Registered Term Loan (and the Registered Term Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

         13.8. Entire Agreement. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

         13.9. Counterparts, Etc. This Agreement or any of the other Financing Agreements may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement or any of such other Financing Agreements. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

                  [Signatures will commence on following page]

         IN WITNESS WHEREOF, Agent, Lenders and Borrowers have caused these presents to be duly executed under seal on the day and year first above written.

                                      BORROWERS:
                                      ---------

ATTEST:                               KIRKLAND'S STORES, INC.


/s/ Lowell E. Pugh, II                By: /s/ Reynolds C. Faulkner
-------------------------------          ---------------------------------------
LOWELL E. PUGH, II, Secretary            REYNOLDS C. FAULKNER, Executive Vice
                                         President and Chief Financial Officer

                                         Address:
                                         -------
                                         805 North Parkway
                                         Jackson, Tennessee  38305
                                         Attention:  President
                                         Telecopier No.:  731-664-9345
                                         -------------    ----------------------

ATTEST:                               KIRKLAND'S, INC.


/s/ Lowell E. Pugh, II                By: /s/ Reynolds C. Faulkner
-------------------------------          ---------------------------------------
LOWELL E. PUGH, II, Secretary            REYNOLDS C. FAULKNER, Executive Vice
                                         President and Chief Financial Officer

                                         Address:
                                         -------
                                         805 North Parkway
                                         Jackson, Tennessee  38305
                                         Attention:  President
                                         Telecopier No.:  731-664-9345
                                         -------------    ----------------------

ATTEST:                               KIRKLANDS.COM, INC.


/s/ Lowell E. Pugh, II                By: /s/ Reynolds C. Faulkner
--------------------------------         ---------------------------------------
LOWELL E. PUGH, II, Secretary            REYNOLDS C. FAULKNER, Executive Vice
                                         President and Chief Financial Officer

                                         Address:
                                         -------
                                         805 North Parkway
                                         Jackson, Tennessee  38305
                                         Attention:  President
                                         Telecopier No.:  731-664-9345
                                         -------------    ----------------------

                    [Signatures continued on following page]

                                         AGENT:
                                         -----

                                         CONGRESS FINANCIAL CORPORATION
                                         (SOUTHERN), as Collateral and
                                         Administrative Agent

                                         By: /s/ William L. Prindle
                                            ------------------------------------
                                                  Title: Vice President
                                                         -----------------------

                                         Address:
                                         -------
                                         200 Galleria Parkway
                                         Suite 1500
                                         Atlanta, Georgia  30339
                                         Attention:  Office Head
                                         ---------
                                         Telecopier No.:  (770) 956-8120
                                         --------------


                                         LENDERS:
                                         -------

                                         CONGRESS FINANCIAL CORPORATION
                                         (SOUTHERN), a Lender


Revolving Loan Commitment: $45,000,000/$30,000,000

                                         By: /s/ William L. Prindle
                                            ------------------------------------
                                                  Title: Vice President
                                                        ------------------------

                                         Address:
                                         -------
                                         200 Galleria Parkway
                                         Suite 1500
                                         Atlanta, Georgia  30339
                                         Attention: Office Head
                                         Telecopier No.:  (770) 956-8120
                                         --------------

                                         ABLECO FINANCE LLC, a Lender
Term Loan Commitment:  $15,000,000

                                         By: /s/ Daniel Wolf
                                            ------------------------------------
                                                  Title: SVP
                                                        ------------------------

                                         Address:
                                         -------
                                         450 Park Avenue
                                         28th Floor
                                         New York, New York 10022
                                         Attention: Daniel Wolf
                                         Telecopier No.:  (212) 891-1541
                                         --------------

                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                    EXHIBIT B

                             INFORMATION CERTIFICATE

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

                             [Letterhead of Parent]

                                              , 200_
                            ------------------

Congress Financial Corporation (Southern)
200 Galleria Parkway, N.W.
Suite 1500
Atlanta, Georgia 30339
Attention: Barry Dolin

Ladies and Gentlemen:

         I hereby certify to you pursuant to Section 9.6 of the Loan Agreement (as defined below) as follows:

         1. I am the duly elected Chief Financial Officer of Kirkland's, Inc., a Tennessee corporation ("Parent"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan and Security Agreement, dated May ____, 2002, by and among Congress Financial Corporation (Southern), as Agent ("Agent"), and Parent, Kirkland's Stores, Inc., a Tennessee corporation, and kirklands.com, inc., a Tennessee corporation (collectively, "Borrowers"), and the parties thereto from time to time as Lenders (as such Loan and Security Agreement is amended, modified or supplemented, from time to time, the "Loan Agreement").

         2. I have reviewed the terms of the Loan Agreement, and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and the financial condition of Borrowers and each of their Subsidiaries, during the immediately preceding fiscal month.

         3. The review described in Section 2 above did not disclose the existence during or at the end of such fiscal month, and I have no knowledge of the existence and continuance on the date hereof, of any condition or event which constitutes a Default or an Event of Default, except as set forth on
Schedule I attached hereto. Described on Schedule I attached hereto are the exceptions, if any, to this Section 3 listing, in detail, the nature of the condition or event, the period during which it has existed and the action which any Borrower or Obligor has taken, is taking, or proposes to take with respect to such condition or event.

         4.       I further certify that, based on the review described in
Section 2 above, no Borrower and no Obligor has at any time during or at the end of such fiscal month, except as specifically described on Schedule II attached hereto or as permitted by the Loan Agreement, done any of the following:

                           (a)      Changed its respective corporate name, or
transacted business under any trade name, style, or fictitious name, other than those previously described to you and set forth in the Financing Agreements.

                           (b)      Changed the location of its chief executive
office, changed its jurisdiction of incorporation, changed its type of organization or changed the location of or disposed of any of its properties or assets (other than pursuant to the sale of Inventory in the ordinary course of its business or as otherwise permitted by Section 9.7 of the Loan Agreement), or established any new asset locations, except as previously reported to Agent as required in the Loan Agreement.

                           (c)      Materially changed the terms upon which it
sells goods (including sales on consignment) or provides services, nor has any vendor or trade supplier to Borrower or any Obligor during or at the end of such period materially adversely changed the terms upon which it supplies goods to Borrower or such Obligor.

                           (d)      Permitted or suffered to exist any security
interest in or liens on any of its properties, whether real or personal, other than as specifically permitted in the Financing Agreements.

                           (e)      Received any notice of, or obtained
knowledge of any of the following not previously disclosed to Lender: (i) the occurrence of any event involving the release, spill or discharge of any Hazardous Material in violation of applicable Environmental Law in a material respect or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any applicable Environmental Law by a Borrower or any Obligor in any material respect or (B) the release, spill or discharge of any Hazardous Material in violation of applicable Environmental Law in a material respect or
(C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials in violation of applicable Environmental Laws in a material respect or (D) any other environmental, health or safety matter, which has a material adverse effect on Borrower or any Obligor or its business, operations or assets or any properties at which Borrower or such Obligor transported, stored or disposed of any Hazardous Materials.

                           (f)      Become aware of, obtained knowledge of, or
received notification of, any breach or violation of any material covenant contained in any instrument or agreement in respect of Indebtedness for money borrowed by a Borrower.

         5. In the case of financial statements delivered for the last month of a Fiscal Quarter, attached hereto as Schedule III are the calculations used in determining, as of the end of such Fiscal Quarter whether Borrower is in compliance with the covenants set forth in Section 9.17 and SECTION 9.19 of the Loan Agreement for such Fiscal Quarter.

         The foregoing certifications are made and delivered this day of ___________, 20__.

                                   Very truly yours,



                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                  SCHEDULE 1.37

                                EXISTING LENDERS

Syndicated Loan Funding Trust
Fleet National Bank
Hibernia National Bank
AmSouth Bank
Mitsui Leasing Capital Corporation
Union Planters Bank of Jackson, Mississippi
BancorpSouth Bank
TCW Leveraged Income Trust, II, L.P.
Crescent/Mach I Partners, L.P.
Indosuez Capital Funding IIA, Ltd.
Van Kampen Senior Floating Rate Fund
Van Kampen Prime Rate Income Trust

                                  SCHEDULE 1.38

                           EXISTING LETTERS OF CREDIT

                                      None

                                  SCHEDULE 8.10

                                DEPOSIT ACCOUNTS




                     WACHOVIA BANK - KIRKLAND'S STORES, INC.



WACHOVIA CONCENTRATION ACCOUNT                          ACCOUNT NO.

Attn:  Ginger Powell                                    2000013946382
TN1253
150 4th Avenue North

SUB-ACCOUNTS UNDER WACHOVIA CONCENTRATION ACCOUNT

STORE NO.                                               SUB-ACCOUNT NO.
---------                                               ---------------
K-102                                                   2000013846395
K-107                                                   2000013946405
K-109                                                   2000013946418
K-110                                                   2000013946421
K-118                                                   2000013946434
K-126                                                   2000013946447
K-128                                                   2000013946450
K-129                                                   2000013946463
K-160                                                   2000013946476
K-214                                                   2000013946489
K-227                                                   2000013946492
K-230                                                   2000013946502
K-231                                                   2000013946515
K-240                                                   2000013946528
K-267                                                   2000013946531
K-282                                                   2000013946557
K-284                                                   2000005974689
K-294                                                   2000013946560
K-295                                                   2000013946573
K-297                                                   2000013946586
K-300                                                   2000013946599
K-308                                                   2000013946609
K-312                                                   2000013946612
K-704                                                   2000013946625
K-705                                                   2000013946638
BP-812                                                  2000013946654
BP-814                                                  2000013946667
BP-816                                                  2000013946670
BP-818                                                  2000013946683

BP-825                                                  2000013946706
BP-826                                                  2000013946696
BP-827                                                  2000001293393
BP-836                                                  2000013946719
BP-837                                                  2000013946722

BANK OF AMERICA - KIRKLAND'S STORES, INC.

BANK OF AMERICA CONCENTRATION ACCOUNT                   ACCOUNT NO.
Attn:  Rob Bailey                                       0032745901587
TN1-100-02-25
414 Union Street
Nashville, TN  37239-1697
SUB-ACCOUNTS UNDER BANK OF AMERICA CONCENTRATION ACCOUNT

STORE NO.                                               SUB-ACCOUNT NO.
---------                                               ---------------
K-122                                                   003275901728
K-125                                                   003275904359
K-134                                                   003275901298
K-140                                                   003275901736
K-142                                                   000107520067
K-143                                                   003275901744
K-148                                                   003275901306
K-149                                                   003275901751
K-150                                                   003275901769
K-156                                                   003275901314
K-159                                                   003275901322
K-165                                                   003275901330
K-168                                                   003275901777
K-170                                                   003275901785
K-172                                                   003275901348
K-173                                                   003275901793
K-174                                                   003275901801
K-175                                                   003275901819
K-180                                                   003275901827
K-181                                                   003275901835
K-182                                                   003275901843
K-186                                                   003275901850
K-188                                                   000102139335
K-189                                                   003275901868
K-192                                                   003275901876
K-194                                                   003275901884

K-195                                                   003275901892
K-197                                                   003275901900
K-199                                                   003275901363
K-200                                                   003275901371
K-201                                                   003275901918
K-207                                                   003275901926
K-208                                                   003275901934
K-216                                                   003275901942
K-220                                                   003275901959
K-221                                                   003275901967
K-223                                                   003275901975
K-224                                                   003275901389
K-226                                                   003275901983
K-229                                                   003275901991
K-232                                                   003275902007
K-233                                                   003275902015
K-235                                                   003275901397
K-236                                                   003275901405
K-239                                                   003275902023
K-241                                                   003275901413
K-247                                                   003275902031
K-255                                                   003275902049
K-256                                                   003275901421
K-258                                                   003275901546
K-261                                                   003275902056
K-263                                                   003275902064
K-264                                                   003275902072
K-275                                                   003275902080
K-278                                                   003275902098
K-279                                                   003275901439
K-281                                                   003275902106
K-288                                                   003275902114
K-291                                                   003275902122
K-292                                                   003275902130
K-293                                                   003275901447
K-298                                                   003275902148
K-302                                                   003275901454
K-305                                                   003275901462
K-307                                                   003275901470
K-309                                                   003275902155
K-310                                                   003275901488
K-314                                                   003275902163

K-315                                                   003275902171
K-317                                                   003275902429
K-319                                                   003252639317
K-701                                                   003275902189
K-706                                                   003275901496
K-708                                                   003275901504
K-709                                                   003275902197
K-710                                                   003275901512
K-712                                                   003275901520
BP-801                                                  003252962354
BP-803                                                  003275902205
BP-805                                                  003256566102
BP-808                                                  003275902213
BP-809                                                  003263065312
BP-810                                                  003271385306
BP-815                                                  003275901538
BP-817                                                  000201290840
BP-819                                                  003275902221
BP-820                                                  003275902239
BP-821                                                  003275902247
BP-823                                                  003275901553
BP-824                                                  003275902254
BP-829                                                  003275902270
BP-830                                                  003275902288
BP-831                                                  003275901561
BP-834                                                  003275901579
BP-838                                                  003275901355
BP-891                                                  003271385249
K-905                                                   003275902296

                     AMSOUTH BANK - KIRKLAND'S STORES, INC.

AMSOUTH CONCENTRATION ACCOUNT                           ACCOUNT NO.

Attn:  Jon Tutor                                        5325414151
6000 Poplar Avenue, Suite 300
Memphis, TN 38119

SUB-ACCOUNTS UNDER AMSOUTH BANK CONCENTRATION ACCOUNT:

STORE NO.                                               SUB-ACCOUNT NO.:
---------                                               ----------------
K-103                                                   5325414151
K-104                                                   5325414151

K-111                                                   5325414151
K-114                                                   5325414151
K-115                                                   5325414151
K-116                                                   5325414151
K-117                                                   5325414151
K-120                                                   5325414151
K-127                                                   5325414151
K-130                                                   5325414151
K-141                                                   5325414151
K-146                                                   5325414151
K-151                                                   5325414151
K-152                                                   5325414151
K-154                                                   5325414151
K-158                                                   5325414151
K-161                                                   5325414151
K-164                                                   5325414151
K-176                                                   5325414151
K-183                                                   5325414151
K-193                                                   5325414151
K-198                                                   5325414151
K-202                                                   5325414151
K-203                                                   5325414151
K-204                                                   5325414151
K-218                                                   5325414151
K-243                                                   5325414151
K-248                                                   5325414151
K-260                                                   5325414151
K-276                                                   5325414151
K-277                                                   5325414151
K-280                                                   5325414151
K-285                                                   5325414151
K-296                                                   5325414151
K-299                                                   5325414151
K-303                                                   5325414151
K-311                                                   5325414151
K-318                                                   5325414151
K-320                                                   5325414151
K-508                                                   5325414151
K-702                                                   5325414151
BP-813                                                  5325414151
BP-832                                                  5325414151
BP-833                                                  5325414151

BP-835                                                  5325414151

                     FLEET NATIONAL BANK - KIRKLAND'S, INC.

FLEET NATIONAL BANK ACCOUNT                             ACCOUNT NO.
Attn:                                                   53286051
100 Federal Street
MS:  01-07-05
Boston, MA  02110

                         AMSOUTH BANK - KIRKLAND'S, INC.

AMSOUTH BANK ACCOUNT                                              ACCOUNT NO.
Attn:  Jon Tutor
6000 Poplar Avenue, Suite 300
Memphis, TN  38119
Checking                                                          0000602132
Accounts Payable                                                  0000606472
Master Payroll                                                    0000602213
ACH                                                               9000058891


                OTHER DEPOSIT ACCOUNTS - KIRKLAND'S STORES, INC.

ACCOUNT NAME AND ADDRESS              STORE NO.                              ACCOUNT NO.

Bank One                              K-123                                  8800363715
P.O. Box 3399                         K-167                                  8700374510
Baton Rouge, LA  70821                K-250                                  7900541257
1-888-434-3030

Laredo National Bank                  K-131                                  0080101484
P.O. Box 59
Laredo, TX  78042
1-888-723-1151

PNC Bank                              K136                                   3095450867
P.O. Box 609
Pittsburgh, PA  15230-9738
1-877-287-2654

Centura                               K-137                                  0700128224
P.O. Box 911
Rocky Mount, NC  27802
1-800-236-8872

FVB-colonial                          K-139                                  37390104
P.O. Box 27346
Richmond, VA  23261-7346
1-800-382-4115

Old National Bank                     K-144                                  412002523
P.O. Box 718
Evansville, IN  47705
1-800-731-2265

Central Bank & Trust                  K-145                                  10251639
P.O. Box 1360
Lexington, KY  40588-1360
1-606-253-6222

Hibernia                              K-153                                  882107671
P.O. Box 61540                        K-272                                  6020010922
New Orleans, LA  70161
1-800-262-5689

Provident Bank                        K-155                                  0730201
One East Fourth Street
Cincinnati, OH  45269
1-800-335-2230

Regions Bank                          K-157                                  0300763691
P.O. Box 10247
Birmingham, AL  35202-0247
1-205-290-5999

Fifth Third Bank                      K-166                                  74136795
8100 Burlington Pike
Florence, KY  41042
1-606-371-6626

Key Bank                              K-169                                  428294075
P.O. Box  22114                       K-219                                  6001240237
Albany, NY  12201-2114
1-800-539-2968

United Nations Bank                   K-171                                  043071102
P.O. Box 393
Charleston, WV  25322-0393
1-800-327-9862

Compass Bank                          K-178                                  0055000686
P.O. Box 10566
Birmingham, AL  35296
1-800-293-1017

Bank of Louisiana                     K-185                                  0000430269
P.O. Box 6972
Metairie, LA  70009-6972
1-504-889-9400

Bank One                              K-187                                  000715001293029
7610 W. Washington Street             K-259                                  000000615426970
Indianapolis, IN  46231               K-304                                  000000627456452
1-800-404-4111

Bank of America                       K-190                                  002832974754
P.O. Box 31019                        BP-822                                 001740042756
Tampa, FL  33631-3019
1-800-287-4637

Bank One                              K-191                                  000000975830580
Department 1045                       K-196                                  000000801743061
Columbus, OH  43271-1045              K-265                                  000000620830778
1-800-440-4111

Bank One                              K-205                                  1883899732
P.O. Box 655415
Dallas, TX  75265-5415
1-800-404-4111

Union Planters Bank                   K-206                                  0010006330
P.O. Box 78086
St. Louis, MO  63178-8086
1-800-333-1882

Bank One                              K-209                                  111500282737
Mail Suite 0314                       K-711                                  1115002014837
Chicago, IL  60670-0314
1-888-963-1900

National City Bank                    K-210                                  4330049281
P.O. Box 8043                         K-238                                  5230139858
Royal Oak, MI  48068-8043             K-290                                  628771994
1-800-925-9259

First American                        K-211                                  16021558702
P.O. Box 0794
Elk Grove Village, IL  60009-0794
1-847-952-3700

Lasalle Bank                          K-212                                  5800212283
135 South Lasalle Street
Chicago, IL  60603
1-312-904-6100

Hancock Bank                          K-215                                  010489077
P.O. Box 4019
Gulfport, MS  39502
1-800-448-8812

Union Federal Savings Bank            K-217                                  0590103016
P.O. Box 6054                         K-266                                  0590135791
Indianapolis, IN  46206-6054
1-800-284-4090

Commerica Bank                        K-222                                  1850478809
P.O. Box 75000
Detroit, MI  48275-8368
1-800-643-4418

Fifth Third Bank                      K-225                                  72609819
P.O. Box 630900                       K-162                                  71178412
Cincinnati, OH  45263-0900
1-513-923-4790

Northwest Bank & Trust Co.            K-228                                  2206308
100 E Kimberly Rd.
Davenport, IA  52808-8001
1-563-388-2511

Farmers State Bank                    K-234                                  753723
1240 8th Ave.
Marion, IA 52302
1-319-377-4891

First National Bank                   K-237                                  4681126
P.O. Box 2122
Terre Haute, IN  47802
1-812-238-6324

The Huntington National Bank          K-242                                  01891749126
P.O. Box 1558
Columbus, OH  43216-1558
1-800-480-2265

Cornhusker Bank                       K-244                                  1005171
P.O. Box 80009
Lincoln, NE  68501-00009
1-402-434-2265

Central Progressive Bank              K-246                                  771003498
111 North Oak St.
Hammond, LA  70401
1-504-542-2040

Huntington Federal Savings            K-249                                  059513087
1049 Fifth Ave.
Huntington, WV  25701
304-528-6200

Northwest Savings Bank                K-251                                  244200689
P.O. Box 128
Warren, PA  16365
1-814-726-2360

Regions Bank                          K-252                                  4105057159
P.O. Box 30280
New Orleans, LA  70190
1-504-584-2101

Chase Bank of Texas                   K-253                                  66308001067
P.O. Box 1231
Houston, TX  77251-1231
1-800-242-7338

Union Planters Bank                   K-254                                  3353702141
P.O. Box 78086
St. Lois, MO  63178-8086
1-800-333-1346

Central Bank                          K-257                                  0040000127866
P.O. Box 503
Hollidaysburg, PA  16648
1-800-711-2265

National City Bank                    K-262                                  394959934
P.O. Box 5756                         K-268                                  394975483
Cleveland, OH 44101-0756
1-800-738-3888

Firestar Bank                         K-269                                  0912082707
Location 0999
Cincinnati, OH  45264-0999
1-800-538-0838

Firestar Bank                         K-270                                  0492698907
Location 0999                         K-306                                  0492704861
Cincinnati, OH  45264-0999
1-800-627-7827

Key Bank                              K-271                                  327190049806
2000 Walden Ave.
Cheektowaga, NY  14225
1-888-539-4249

Dime Savings Bank                     K273                                   00003390218190
P.O. Box 150
Huntington Station, NY 11746
1-888-937-3463

Integra                               K-274                                  1003603047
P.O. Box 868
Evansville, IN  47705
1-800-743-3262

Bank One                              K-283                                  1890241316
100 Independence Place
Tyler, TX  75703
1-903-533-1111

BB&T                                  K-286                                  5271866315
P.O. Box 200
Wilson, NC  27894
1-800-543-6727

Bank Champaign                        K-287                                  1100181
P.O. Box 1490
Champaign, IL  61824-1490
1-217-351-2870

Belmont National Bank                 K-289                                  2084392
P.O. Box 249
St. Clairsville, OH  43950
1-800-695-1555

Old Kent Bank                         K-301                                  7514238265
One Vandenbers Center
Grand Rapids, MI  49503
1-616-771-5515

TFC National Bank                     K-703                                  3862619076
P.O. Box 8600
Ann Arbor, MI  48107
1-800-452-1890

Community Bank & Trust                K-707                                  160903
P.O. Box 1900
Cornelia, GA  30531
1-706-335-3151

The Savannah Bank                     BP-802                                 0001029637
P.O. Box 188
Savannah, GA  31402-0188
1-912-651-8200

First Citizens Bank                   BP-828                                 001411159208
P.O. Box 27131
Raleigh, NC  27611-7131
1-888-323-4732

                  PETTY CASH ACCOUNTS -- KIRKLAND'S STORES, INC.


ACCOUNT NAME AND ADDRESS            STORE NO.                              ACCOUNT NO.

AmSouth Bank                          K-102                                00607819
Jackson Central Office                K-104                                9000015741
423 N. Parkway                        K-109                                00607835
Jackson, TN  38305                    K-110                                00608092
1-800-267-6884                        K-111                                9000011797
                                      K-115                                00015105
                                      K-116                                00015148
                                      K-117                                9000015237
                                      K-118                                00015504
                                      K-120                                4000127
                                      K-122                                40000518
                                      K-123                                9040000755
                                      K-125                                40000771
                                      K-126                                40000801
                                      K-127                                00605409
                                      K-128                                00605743
                                      K-129                                00605727
                                      K-130                                5900248491
                                      K-131                                00606421
                                      K-134                                00608297
                                      K-136                                00609986
                                      K-139                                5900248598
                                      K-140                                00611166
                                      K-141                                9000610135
                                      K-142                                00690066
                                      K-143                                00690937
                                      K-144                                5900249254
                                      K-145                                5900249267
                                      K-148                                5900249306
                                      K-149                                00691623
                                      K-150                                5900249296

                                      K-151                                00692670
                                      K-152                                00692468
                                      K-153                                00692921
                                      K-154                                5900249348
                                      K-155                                9000057452
                                      K-156                                9000075382
                                      K-157                                9000057546
                                      K-159                                9000058228
                                      K-160                                9000058215
                                      K-161                                9000057957
                                      K-162                                9000058383
                                      K-164                                9000058697
                                      K-165                                9000110166
                                      K-166                                9000110140
                                      K-167                                9000111770
                                      K-168                                9000111699
                                      K-169                                9000058846
                                      K-170                                9000111372
                                      K-171                                9000058862
                                      K-172                                9000111275
                                      K-173                                9000111314
                                      K-174                                9000111291
                                      K-175                                9000111330
                                      K-176                                9000111149
                                      K-178                                9000109960
                                      K-180                                9000106426
                                      K-181                                9000106442
                                      K-182                                9000106468
                                      K-183                                9000106549
                                      K-185                                90001112054
                                      K-186                                9000067112
                                      K-187                                9000067073
                                      K-188                                9000067028
                                      K-189                                9000067044
                                      K-194                                9000065978
                                      K-195                                9000065994
                                      K-196                                9000066016
                                      K-197                                9000066058
                                      K-198                                9000066061
                                      K-199                                9000066087
                                      K-200                                9000066139
                                      K-201                                9000066100
                                      K-202                                9000066142
                                      K-204                                9000066184
                                      K-205                                9000075214
                                      K-206                                9000075337
                                      K-207                                9000075230


                                      K-209                                9000075256
                                      K-210                                9000075272
                                      K-211                                9000075298
                                      K-212                                9000075311
                                      K-214                                9000075379
                                      K-215                                9000075405
                                      K-216                                9000075421
                                      K-217                                9000075447
                                      K-219                                9000104444
                                      K-220                                9000067963
                                      K-221                                9000067989
                                      K-222                                9000068001
                                      K-223                                9000068027
                                      K-224                                9000068030
                                      K-225                                9000068072
                                      K-226                                9000068098
                                      K-227                                9000068111
                                      K-228                                9000068137
                                      K-229                                9000068153
                                      K-230                                9000068221
                                      K-231                                9000068179
                                      K-232                                9000068195
                                      K-233                                9000068247
                                      K-234                                9000068250
                                      K-235                                9000068276
                                      K-236                                9000068292
                                      K-237                                9000068315
                                      K-238                                9000068331
                                      K-239                                9000068373
                                      K-240                                9000068357
                                      K-241                                9000068399
                                      K-242                                9000068412
                                      K-243                                9000102886
                                      K-244                                9000068425
                                      K-246                                9000068467
                                      K-247                                9000102909
                                      K-248                                9000102941
                                      K-249                                9000102925
                                      K-250                                9000102967
                                      K-251                                9000102983
                                      K-252                                9000103089
                                      K-253                                9000103063
                                      K-254                                9000103322
                                      K-255                                9000103128
                                      K-256                                9000103102
                                      K-257                                9000103348
                                      K-258                                9000103144

                                      K-259                                9000103241
                                      K-260                                9000103225
                                      K-261                                9000103160
                                      K-262                                9000103306
                                      K-263                                9000103186
                                      K-264                                9000103209
                                      K-265                                9000103364
                                      K-266                                9000102789
                                      K-267                                1003653767
                                      K-268                                9000102802
                                      K-269                                9000102828
                                      K-270                                9000103283
                                      K-271                                1003637246
                                      K-272                                1003653783
                                      K-273                                9000103267
                                      K-274                                9000102844
                                      K-275                                100365822
                                      K-276                                1003637220
                                      K-277                                1003637369
                                      K-278                                1003637301
                                      K-279                                1003637385
                                      K-280                                1003637262
                                      K0281                                1003637408
                                      K-282                                1003637576
                                      K-283                                1003637482
                                      K-284                                1003637327
                                      K-285                                1003637343
                                      K-286                                1003637424
                                      K-287                                1003637534
                                      K-288                                1003637440
                                      K-289                                1003637466
                                      K-290                                1003637505
                                      K-291                                1003637602
                                      K-292                                1003637660
                                      K-293                                1003637521
                                      K-294                                1003637550
                                      K-295                                1003637589
                                      K-296                                1003637615
                                      K-297                                1003637673
                                      K-298                                1003637628
                                      K-299                                1003637644
                                      K-300                                1003637631
                                      K-301                                1003637657
                                      K-302                                1003637754
                                      K-303                                1003637767
                                      K-304                                1003637770
                                      K-305                                1003637783

                                      K-306                                1003638119
                                      K-307                                1003638122
                                      K-308                                1003638135
                                      K-309                                1003638148
                                      K-310                                1003638151
                                      K-311                                5324356271
                                      K-312                                5324356204
                                      K-314                                5324356212
                                      K-315                                5325413112
                                      K-316                                5325413201
                                      K-317                                5325413228
                                      K-318                                5325413716
                                      K-319                                5325414216
                                      K-320                                Does not have a # listed
                                      K-508                                5324453021
                                      K-701                                9000103047
                                      K-702                                1003621090
                                      K-703                                1003653806
                                      K-704                                1003637547
                                      K-705                                1003637592
                                      K-706                                1003637686
                                      K-707                                1003637877
                                      K-708                                1003637796
                                      K-709                                1003638083
                                      K-710                                5324356298
                                      K-711                                5324356220
                                      K-712                                5325413074
                                      BP-801                               1003653864
                                      BP-802                               1003653880
                                      BP-803                               10033653903
                                      BP-805                               1003653929
                                      BP-808                               1003653945
                                      BP-809                               1003653961
                                      BP-810                               1003653987
                                      BP-812                               1003654009
                                      BP-813                               1003654025
                                      BP-814                               1003654041
                                      BP-815                               1003654067
                                      BP-816                               1003654083
                                      BP-817                               1003654106
                                      BP-818                               1003654122
                                      BP-819                               1003654148
                                      BP-820                               1003654164
                                      BP-821                               1003654180
                                      BP-822                               1003654203
                                      BP-823                               1003654229
                                      BP-824                               1003654245


                                      BP-825                               1003654261
                                      BP-826                               1003654287
                                      BP-827                               1003654300
                                      BP-828                               1003654326
                                      BP-830                               1003653356
                                      BP-831                               1003653372
                                      BP-832                               1003653398
                                      BP-833                               1003653411
                                      BP-834                               1003653437
                                      BP-835                               1003653453
                                      BP-836                               1003653479
                                      BP-837                               1003653495
                                      BP-838                               1003653741
                                      BP-891                               1003653518
                                      BP-905                               1003653592


Bancorp South                          K103                               0161241
2910 West Jackson Street               K-107                              0154148
Tupelo, MS  38801                      K-114                              60348281
1-888-797-7711

Union Planters                         K-146                              1210072044
P.O. Box 387                           K-158                              0000079286
Memphis, TN  38147                     K-190                              0000089125
1-800-921-0086                         K-191                              0000089192
                                       K-192                              0000089184
                                       K-193                              1210089729
                                       K-203                              0000093459
                                       K-208                              0000093769
                                       K-218                              0000096873

                                  SCHEDULE 8.18

                             CREDIT CARD AGREEMENTS

1. EFS National Bank Authorization, Settlement and Payment Merchant Agreement between Kirkland's Stores, Inc. and EFS National Bank dated August 13, 2000 (relates to VISA and MasterCard services)

2.       Merchant Services Agreement with Discover Business Services

3.       Terms and Conditions for American Express Card Acceptance